Exhibit 10.9.1

CONFIDENTIAL TREATMENT REQUESTED

Subordinate Material and Services Agreement

No. SG021306.S.025

Between

Synchronoss Technologies, Inc.

And

AT&T Services, Inc.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

TABLE OF CONTENTS

1.0 Preamble	4
1.1 Overview	4
1.2 Preamble	4
1.3 Scope of Agreement	4
1.4 Term of Agreement	4
2.0 Definitions	5
2.1 Agent	5
2.2 Automated Order	5
2.3 AT&T eCommerce	5
2.4 Channel	5
2.5 Contact	5
2.6 Click to Chat	5
2.7 Completed	5
2.8 Customer	5
2.9 Customer Care Support	6
2.10 Customer Information	6
2.11 Customer Order	6
2.12 Defect	6
2.13 Inbound Call	6
2.14 Outbound Call	6
2.15 Manual Transaction Processing	6
2.16 Material	6
2.17 Order Management Center	7
2.18 Special Terms and Conditions	7
2.19 Subcontractor	7
2.20 Transaction	7
2.21 Transaction Type	7
2.22 Time Study	7
2.23 Statistically Valid Sample Size	7
3.0 General Terms	8
3.1 Anticorruption Laws	8
3.2 Entire Agreement - Subordinate Agreement	8
3.3 Government Contract Provisions	8
3.4 Information	9
3.5 Invoicing and Payment	10
3.6 IP Ownership Additional Representations & Warranties — Offshore	11
3.7 MBE/WBE/DVBE Responsibilities	12
3.8 Notices	12
3.9 Offshore Work Permitted Under Specified Conditions	13

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

TABLE OF CONTENTS

3.10 Records and Audits	14
3.11 Termination	15
3.12 Third Party Beneficiaries	17
4.0 Special Terms	17
4.1 AT&T Supplier Information Security Requirements (SISR)	17
4.2 Reimbursable Expenses	17
4.3 Supplier`s Audited Financial Statements	17
4.4 Work Done By Others	17
4.5 Dispute Resolution	18
4.6 Special Events	18
4.7 AT&T Data and AT&T Derived Data	19
5.0 Execution of Agreement	21
5.1 Transmission of Original Signatures and Executing Multiple Counterparts	21
Appendices	22
Appendix A — Description of Supplier’s Material and/or Services	22
Appendix B — Supplier’s Prices	27
Appendix G — Prime Supplier MBE/WBE/DVBE Participation Plan	36
Appendix K — Approved Offshore Locations	38
Appendix O — Supplier Information Security Requirements (SISR)	40
Appendix Z - AT&T’s Vendor Expense Policy (Updated 1/11/2013)	50

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

1.0 Preamble

1.1 Overview

This Agreement No. SG021306.S.025 (the “Agreement”) is pursuant to and hereby incorporates by reference the terms and conditions of that certain Master Services Agreement No. SG021306 dated September 1, 2005 as amended by the Parties (collectively the “Master Agreement”), except to the extent modified or supplemented below.  Any such modifications or supplements are for the purpose of this Agreement only and shall not affect the Master Agreement or any other agreement.  In the event of a conflict between this Agreement and the Master Agreement, the terms and conditions of this Agreement will govern for the purpose of this Agreement only.

1.2 Preamble

This Agreement is between Synchronoss Technologies, Inc., a Delaware corporation (hereinafter referred to as “Supplier”), and AT&T Services, Inc., a Delaware corporation (hereinafter referred to as “AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

1.3 Scope of Agreement

a.                                                  Supplier shall provide to AT&T the Material and Services described in Appendix A, subject to the terms and conditions of this Agreement and pursuant to and in conformance with Orders submitted by AT&T.  The applicable price for the Material and Services is specified in Appendix B and any Order(s) placed pursuant hereto.

b.                                                  This Agreement outlines Supplier operation of the Order Management Center (“OMC”) and ASP Solution for all participating AT&T business units as well as the provision of professional services to AT&T.  Supplier shall, among other things, carry out sales transaction processing, inbound call handling and Customer contacts for AT&T eCommerce Channels.  As such, Orders for Supplier Material and Services shall not be submitted by way of pre-printed purchasing forms or electronic Purchase Orders, but Orders will instead be documented by way of mutually-executed contracts supplemental to this Agreement.  As of the date of this Agreement, and without limiting future Orders that may later be mutually agreed, the Parties have five such Orders prepared or in process at this time:

1.                          SG021306.S.025.S.001 — ****

2.                          SG021306.S.025.S.002 — ****

3.                          SG021306.S.025.S.003 — ****

4.                          SG021306.S.025.S.004 — ****

1.4 Term of Agreement

a.              After all Parties have signed, this Agreement shall be effective on August 1, 2013 (the “Effective Date”), and shall continue until July 31, 2016 unless earlier terminated as set forth herein (the “Initial Term”).  AT&T, solely at its discretion, may renew this Agreement for **** from **** (the “Renewal Term”) by providing at least **** written notice prior to the end of the Initial Term.

b.              As of the Effective Date, this Agreement shall supersede and replace Contract No. SG021306.S.007 dated January 1, 2009.

c.               The termination or expiration of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect.  Likewise, termination or expiration of the Master Agreement shall not affect the obligations of either Party to the other Party pursuant to this Agreement or any Order thereunder, and the terms and conditions

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

of the Master Agreement shall continue to apply to this Agreement or any Order thereunder as if the Master Agreement were still in effect.

2.0 Definitions

2.1 Agent

“Agent” shall mean any Supplier provided personnel providing Customer Care Support or support for Manual Transaction Processing.

2.2 Automated Order

“Automated Order” means any Customer Order that is able to be Completed for an AT&T Customer without human intervention.

2.3 AT&T eCommerce

“AT&T eCommerce” means the specific AT&T eCommerce business or other organizations or divisions authorized to receive Services under this Agreement or an applicable Order as of the Effective Date including but not limited to: ****.  In the event any of these business organizations are renamed or reorganized, AT&T shall promptly provide the new name and organization to Supplier.

2.4 Channel

“Channel” means a unique point of sale, segment or division that requires an incremental dedicated infrastructure or environment (i.e., is separate from other points of sales) for support of the ASP Solution (typically such dedicated infrastructure is required as a result of unique services, processes, requirements and/or Transactions).  Each of the following shall be a “Channel” as of the Effective Date: ****.  In the event any of these business organizations are renamed or reorganized, AT&T shall promptly provide the new name and organization to Supplier.  The need for such incremental dedicated infrastructure (including center or staffing) or environment must be approved by AT&T such approval not to be unreasonably withheld or delayed.  For example, the addition of a new Customer Order or Transaction type, which may require software development, within an existing Channel does not constitute a new channel.

2.5 Contact

“Contact” shall mean a single in-coming request or inquiry from a Customer via telephone, email, online chat or, a single out-going (that is within the scope of the Services to be provided under an Order) telephone, email, online chat (i.e., a call back).

2.6 Click to Chat

“Click to Chat” or “Chat” means any interactive session using an online chat interface between a Customer and an Agent or the ASP Solution pertaining to such Customer requesting information or support for a Customer Order.

2.7 Completed

“Completed” means that a given Customer Order has reached the final status in the work or task flows applicable to and configured for such Customer Order in the ASP Solution.  For the avoidance of doubt, and by way of example, such end status may result from a cancellation, rejection or completed provisioning of an AT&T service.

2.8 Customer

“Customer” shall mean any current or prospective customer of AT&T (or its Affiliates) that is the end user of the products or services of AT&T.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

2.9 Customer Care Support

“Customer Care Support” means the support provided by Agents in assisting AT&T Customers or their representatives with Customer Orders or requests for information or support through AT&T Customer contact by Agents including, but not limited to (a) supporting Contacts and (b) Manual Transaction Processing.

2.10 Customer Information

“Customer Information” includes, but is not limited to, customer name, address, phone number, any customer or employee personal information, credit card and credit related information, health or financial information, authentication credentials, information concerning a customer’s calling patterns, unlisted customer numbers, any other information associated with a customer or with persons in the household of a customer, and any information available to AT&T and/or its suppliers by virtue of AT&T’s relationship with its customers as a provider of telecommunications, Internet, information or other services, including the quantity, technical configuration, location, type, destination, and amount of use of telecommunications or other services subscribed to, and information contained on the telephone bills of AT&T’s customers pertaining to telephone exchange service, telephone toll service or other services received by a customer of AT&T to the extent any of such is provided by AT&T or a Customer to Supplier.

2.11 Customer Order

“Customer Order” means a unique request related to provisioning, adding, modifying or terminating AT&T services for a given Customer that is received through the ASP Solution and is associated to a discreet workflow configured in the ASP Solution.  Customer Orders may vary in complexity in the number of Transactions or tasks to be completed for a given Customer Order or the number and type of AT&T services under the Customer Order.  By way of explanation, a Customer Order may be a request to provision a single service or multiple services for a given Customer.

2.12 Defect

“Defect” means a condition in ASP Solution that causes the solution not to perform in accordance with the applicable specifications set forth in this Order.

2.13 Inbound Call

“Inbound Call” means any inbound call to the Order Management Center (OMC) from an AT&T Customer requesting information or support or pertaining to a Customer Order or request for information or support.

2.14                                                Outbound Call

“Outbound Call” means any outbound call attempt made by an Agent or the ASP Solution to a Customer in performance of a particular purpose or task defined by the AT&T outbound call program(s).

2.15 Manual Transaction Processing

“Manual Transaction Processing” means the manual processing of one or more Transactions under a Customer Order by Supplier Agent, For the avoidance of doubt, manual Transaction Processing includes the manual tasks or process performed, excluding Contacts, required to manage and pursue to resolution issues or tasks related to Transactions which have fallen out of the automation processes or cannot reach Completion without investigation or support by an Agent.  Manual Transaction Processing includes, but is not limited to data entry, “swivel chair” data entry Exception Handling, First Touch, Second Touch, etc., and tasks to manage and pursue to resolution, issues related to Transactions/Customer Orders.

2.16 Material

“Material” means a unit of equipment, apparatus, components, tools, supplies, material, Documentation, Hardware, or firmware thereto, or Managed Service(s) purchased or licensed hereunder by AT&T from Supplier or otherwise delivered by or on behalf of Supplier, including third party Material provided or furnished by Supplier.  “Material” shall be deemed to include any replacement parts.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

2.17 Order Management Center

“Order Management Center” or “OMC” means the center and facilities from which Agents support Contacts, Customer Care Support or Manual Transaction Processing

2.18 Special Terms and Conditions

“Special Terms and Conditions” means written terms and conditions that are (i) different from or additional to the terms and conditions set forth in this Agreement or the Master Agreement, (ii) specially negotiated by the Parties in reference to an Order, (iii) expressed in an Order or incorporated by reference to a document attached to an Order, such as a Scope of Work or Statement of Work, and (iv) executed by both Parties.

2.19 Subcontractor

“Subcontractor” or “subcontractor” means any person or entity (including an agent other than Supplier) supplying labor or materials to perform any or all of Supplier’s obligations under this Agreement, including any person or entity at any tier of subcontractors, and shall not be limited to those persons or entities with a direct relationship with Supplier.

2.20 Transaction

“Transaction” means a unique work step or set of related tasks that make up one of the required elements in the workflow of processing a Customer Order.  Transactions may vary in type, complexity and number of work steps or tasks to be completed which are identified in the workflow or processes pertaining to such Customer Order.  By way of explanation, a Transaction may be a unique request to obtain a credit check for a given Customer Order.

2.21 Transaction Type

“Transaction Type” shall mean a class or type of like or similar Transactions, tasks or Contacts for a given AT&T program that the Parties mutually agree to aggregate together for forecasting, billing, pricing, and Service Level reporting purposes with the makeup of such Transaction Type determined (and refined from time to time) by mutual agreement of the Parties in accordance with the terms of the applicable Order.  For the avoidance of doubt, a “Transaction Type” may be a group of call types, chat types or manual task types.

2.22 Time Study

“Time Study” means a direct and continuous observation of a given task component using a timekeeping device to record the time taken to accomplish a task or series of related tasks (or component of a Transaction) using a Statistically Valid Sample Size.  Under this Agreement, a Time Study is used only when the time measurements and averages on a given Transaction type or task are not able to be accurately reported from ASP Solution reporting tools (such inbound call tracking software or workflow software).

For a Time Study, the Parties shall mutually agree upon the design of the Time Study to be performed.  Factors to be defined for a Time Study include: ****

2.23 Statistically Valid Sample Size

“Statistically Valid Sample Size” means a sample size and makeup of measurements (Transactions or tasks) that are the focus of a Time Study or quality study that are sufficient to determine, within an expected error factor of ****, the value of the anticipated data or analysis result (such as average time) for a given Time Study.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

3.0 General Terms

3.1 Anticorruption Laws

Supplier hereby represents and warrants that the employees, temporary workers, agents, consultants, partners, officers, directors, members or representatives of Supplier and its Subcontractors, if any, performing Services or other activities under this Agreement (each and any of the foregoing individuals, for the purpose of this Section, a “Supplier Representative”) shall comply with the US Foreign Corrupt Practices Act and all applicable anticorruption laws (including commercial bribery laws).  Supplier Representatives shall not directly or indirectly pay, offer, give, promise to pay or authorize the payment of any portion of the compensation received in connection with this Agreement or any other monies or other things of value in connection with its performance to a Government Official, as such term is defined below, to obtain or retain business or secure any improper advantage nor shall it permit such actions by a third party acting on behalf of Supplier in connection with this Agreement.  For purposes of this Section, “Government Official” means: (i) an officer or employee of any government or any department, agency, or instrumentality thereof, including government-owned or government-controlled commercial entities; (ii) an officer or employee of a public international organization; (iii) any person acting in an official capacity for or on behalf of any government or department, agency, or instrumentality or public international organization; (iv) any political party or official thereof; (v) any candidate for political office; or (vi) any other person, individual or entity at the suggestion, request or direction or for the benefit of any of the above-described persons or entities.

3.2 Entire Agreement - Subordinate Agreement

The terms contained in this Agreement, and any Orders placed pursuant hereto, including all exhibits, appendices and subordinate documents attached to or referenced in this Agreement or any Orders placed pursuant hereto, together with Master Agreement No. SG021306, will constitute the entire integrated Agreement between Supplier and AT&T with regard to the subject matter.  This Agreement supersedes all prior oral and written communications, agreements and understandings of the Parties, if any, with respect to the services being provided herein, except for Master Agreement No. SG021306 and any Orders placed pursuant thereto except that this Agreement shall supersede the AT&T Order Management Center Contract (SG021306.S.007) dated as of January 1, 2009 between the Parties with respect to the services similar to those being provided herein.  Acceptance of Material or Services, payment or any inaction by AT&T shall not constitute AT&T’s, or any inaction by Supplier shall not constitute Supplier’s, consent to or Acceptance of any additional or different terms from those stated in this Agreement, except for terms in an Order placed by AT&T subject to this Agreement and signed by both Parties.  Except as otherwise set forth in the Order, estimates furnished by AT&T are for planning purposes only and shall not constitute commitments.

3.3 Government Contract Provisions

a.             To the extent that Supplier’s performance is subject to certain executive orders (including E.O. 11246 and E.O. 13201) and statutes (including Section 503 of the Rehabilitation Act of 1973, as amended; the Vietnam Era Veteran’s Readjustment Assistance Act of 1974; Section 8116 of the Defense Appropriations Act for Fiscal Year 2010 (Pub. L. 111-118); and the Jobs for Veterans Act) pertaining to government contractors, Supplier shall:

1.                          comply with such executive orders and statutes, and their implementing regulations, as amended from time to time; and

2.                          fulfill the obligations of a contractor under the clauses incorporated by this Section.

b.              This Section incorporates the following statutes and rules:

1.                          “Affirmative Action For Workers With Disabilities” (at 48 CFR §52.222-36);

2.                          “Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans” (at 48 CFR §52.222-37);

3.                          “Equal Employment Opportunity” (at 48 CFR §52.222-26);

4.                          “Equal Employment Opportunity Clause” (at 41 CFR §60-1.4(a));

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

5.                          “Equal Opportunity For Special Disabled Veterans And Veterans of the Vietnam Era” (at 41 CFR §60-250.5);

6.                          “Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans” (at 41 CFR §60-300.5);

7.                          “Equal Opportunity For Workers With Disabilities” (at 41 CFR §60-741.5);

8.                          “Prohibition of Segregated Facilities” (at 48 CFR §52.222-21);

9.                          “Small Business Subcontracting Plan” (at 48 CFR §52.219-9);

10.                   “Utilization Of Small Business Concerns” (at 48 CFR §52.219-8);

11.                   “Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009” (FAR 52.203-15);

12.                   “American Recovery and Reinvestment Act - Reporting Requirements” (FAR 52.204-11);

13.                   “GAO/IG Access” (FAR 52.212-5(d) (Alt. II), FAR 52.214-26(c) (Alt. I), FAR 52.215-2(d) (Alt. I));

14.                   “Davis-Bacon Act” (FAR 52.222-6);

15.                   “Buy American Act” (FAR 52.225-21, FAR 52.225-22, FAR 52.225-23, & FAR 52.225-24);

16.                   “Whistleblower Protections” (Pub. L. No. 111-5, Section 1553);

17.                   “Award term—Reporting and registration requirements under section 1512 of the Recovery Act” (2 CFR §176.50);

18.                   “GAO/IG Access” (Pub. L. No. 111-5, Section 902, 1514 and 1515);

19.                   “Award term—Wage Rate Requirements under Section 1606 of the Recovery Act” (2 CFR §176.190); and

20.                   “Buy American Requirements” (2 CFR §176.140, 2 CFR §176.150, 2 CFR §176.160, & 2 CFR §176.170).

c.               If an Order includes a statement that performance is intended for a government contract and incorporates additional government contracting provisions, Supplier shall also fulfill the obligations of a contractor or offeror under those additional provisions.

3.4 Information

a.              In connection with this Agreement, including Supplier’s performance of its obligations hereunder and AT&T’s receipt of Work, either Party may find it beneficial to disclose to the other Party (which may include permitting or enabling the other Party’s access to) certain of its Information.  For the purpose of this clause, each Party’s disclosure of Information to the other Party includes any Information that a Party receives, observes, collects, handles, stores, or accesses, in any way, in connection with this Agreement.  Information of a disclosing Party shall be deemed to be confidential or proprietary when it is clearly marked or otherwise identified by the disclosing Party as being confidential or proprietary, provided that if it is orally or visually disclosed (including Information conveyed to an answering machine, voice mail box or similar medium), the disclosing Party shall designate it as confidential or proprietary at the time of such disclosure.    A disclosing Party shall use commercially-reasonable efforts to mark or identify information subject to this confidentiality requirement, but the failure to mark or designate information as being confidential or proprietary will not waive the confidentiality where it is reasonably obvious, under the circumstances surrounding disclosure, that the Information is confidential or proprietary.  Neither Party shall be expected to mark or identify AT&T Customer Information, since any and all such AT&T Customer Information (such as name, address, telephone number, and other personal identifiers) shall automatically be deemed to be confidential and proprietary.  For greater certainty, Information provided by either Party to the other Party prior to the Effective Date of this Agreement in connection with the subject matter hereof, including any such Information provided under a separate non-disclosure agreement (howsoever denominated) is also subject to the terms of this Agreement.  Neither Party shall disclose Information under this Agreement that includes, in any form, any of the following: customer or employee personal information, credit card and credit related information, health or financial information, and/or authentication credentials.

b.              With respect to the Information of the disclosing Party, the receiving Party shall:

1.              hold all such Information in confidence with the same degree of care with which it protects its own confidential or proprietary Information, but with no less than reasonably prudent care;

2.              restrict disclosure of such Information solely to its employees, contractors, and agents (and also to its Affiliates’ employees, contractors, and agents) with a need to know such Information, advise such persons of their confidentiality obligations with respect thereto, and ensure that such persons are bound by obligations of confidentiality reasonably comparable to those imposed in this Agreement;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

3.              use such Information only as needed to perform its obligations (and, if AT&T is the receiving Party, to receive the benefits of the Work provided) under this Agreement;

4.              except as necessary under the immediately preceding clause (3), not copy, distribute, or otherwise use any such Information or allow anyone else to copy, distribute, or otherwise use such Information; and ensure that any and all copies bear the same notices or legends, if any, as the originals; and

5.              upon the disclosing Party’s request, promptly return, or destroy all or any requested portion of the Information, including tangible and electronic copies, notes, summaries, extracts, mail or other communications, and provide written certification within **** to the disclosing Party that such Information has been returned or destroyed, provided that with respect to archival or back-up copies of Information that reside on the receiving Party’s systems, the receiving Party shall be deemed to have complied with its obligations under this clause (5) if it makes reasonable efforts to expunge from such systems, or to permanently render irretrievable, such copies.

c.               Except for Customer Information, neither Party shall have any obligation to the other Party with respect to Information which:

1.              at the time of disclosure was already known to the receiving Party free of any obligation to keep it confidential (as evidenced by the receiving Party’s written records prepared prior to such disclosure);

2.              is or becomes publicly known through no wrongful act of the receiving Party (such obligations ceasing at the time such Information becomes publicly known);

3.              is lawfully received from a third party, free of any obligation to keep it confidential;

4.              is independently developed by the receiving Party or a third party, as evidenced by the receiving Party’s written records, and where such development occurred without any direct or indirect use of or access to the Information received from the disclosing Party, or

5.              the disclosing Party consents in writing to be free of restriction.

d.              If a receiving Party is required to provide Information of a disclosing Party to any court or government agency pursuant to a written court order, subpoena, regulatory demand, request under the National Labor Relations Act (an “NLRA Request”), or process of law, the receiving Party must, unless prohibited by applicable law, first provide the disclosing Party with prompt written notice of such requirement and reasonable cooperation to the disclosing Party should it seek protective arrangements for the production of such Information.  The receiving Party will (i) take reasonable steps to limit any such provision of Information to the specific Information required by such court or agency, and (ii) continue to otherwise protect all Information disclosed in response to such order, subpoena, regulation, NLRA Request, or process of law.

e.               A receiving Party’s obligations with respect to any particular Information of a disclosing Party shall remain in effect, including after the expiration or termination of this Agreement, until such time as it qualifies under one of the exceptions set forth in clause (c) above.  Notwithstanding anything to the contrary herein, Customer Information shall remain confidential indefinitely and shall never be disclosed or used without the prior written approval of an authorized representative of AT&T.

3.5 Invoicing and Payment

a.              Pursuant to the Section of the Master Agreement entitled “Delivery, Performance and Acceptance”, Supplier shall render an invoice, in arrears on a **** basis promptly after performance of all Work required by the Order (unless the Order or an attached Appendix specifies that Supplier may submit invoices for progress payments prior to Acceptance, as provided below).  The invoice must specify in detail, if applicable, (i) quantities of each ordered item, (ii) unit prices of each ordered item, (iii) whether the item is taxable and the amount of tax per item, (iv) item and commodity codes, (v) total amounts for each item, (vi) total amount of applicable sales or use taxes, (vii) discounts, (viii) shipping charges, if any, (ix) total amount due,  (x) remit to address, (xi) Order number and line item sequence, (xii) description of Service, and (xiii) special service charges, if any. Except as provided in the provision for progress payments, AT&T shall pay Supplier within **** after receipt of the invoice in accordance with

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

b.              the prices set forth in this Agreement or in the applicable Order.  If AT&T disputes any invoice rendered or amount paid, AT&T shall so notify Supplier in writing.  The Parties shall work in good faith to resolve invoicing and payment disputes expeditiously, and AT&T shall only pay the undisputed amount of any disputed invoice and shall not be obligated to make any payment with respect to the amount in dispute until the dispute is resolved or the error corrected.  In the event that the dispute is not resolved or the error not corrected within **** of the date of AT&T’s notice to Supplier, the Parties shall escalate the matter to their respective Vice Presidents responsible for the business areas involved in the dispute for resolution.  The Vice Presidents of the Parties shall meet within **** to resolve the matter.  Invoices received by AT&T more than **** after the Delivery of Work are untimely and AT&T has no obligation to pay such invoices.

b.              Invoices for or including freight charges must be accompanied by legible copies of prepaid freight bills, express receipts or bills of lading supporting the invoice amounts.  Such invoices must include (i) the carrier’s name, (ii) date of shipment, (iii) number of pieces, (iv) weight and (v) freight classification.

c.               AT&T may deduct any setoff or recoupment claims that it or its Affiliates may have against Supplier from amounts due or to become due to Supplier, whether under this Agreement or otherwise.  Supplier shall pay any undisputed amount due to AT&T or its Affiliates that is not applied against the invoiced amounts within **** after written demand by AT&T.

d.              If an Order or an Appendix specifies that Supplier may submit invoices for progress payments prior to Acceptance, Supplier is permitted to submit invoices at the end of each month and AT&T shall make progress payments to Supplier **** after receipt of such invoices.

3.6 IP Ownership Additional Representations & Warranties — Offshore

a.              Representations & Warranties.  Supplier represents and warrants that all development Work done for AT&T under this Contract shall be performed in a manner that will not materially conflict with provisions of the MSA to the extent that they grant to AT&T ownership of or licenses to Intellectual Property in the developed Work.  For avoidance of doubt, the foregoing includes Supplier’s representation and warranty that no Work will be done in any country having laws that interfere with, limit, diminish, or encumber rights of ownership or licenses granted by Supplier to AT&T under the terms of the MSA unless the Work is carried out in a way which does not materially interfere with or diminish such ownership rights or licenses of AT&T.  Country laws that prevent the complete assignment of all rights in intellectual property or valid waiver of, or agreement not to enforce, Moral Rights, or which require additional compensation be paid to individuals so that developments they create may be used by a business that employs or hires them, will be deemed to interfere with, limit, diminish and/or encumber rights of ownership or licenses granted to AT&T unless the Supplier puts in place lawful and effective arrangements to ensure that the ownership rights or licenses of AT&T are not materially interfered with, limited, diminished or encumbered or to the extent that such laws do not result in a material diminishing or encumbering with respect to the ownership rights or licenses of AT&T. Supplier represents and warrants that contractual agreements either are or will be in place between all of the following Parties, as applicable:

i.                  Supplier and other entities doing Work in furtherance of the Contract (such as between Supplier and Supplier’s Subcontractor(s));

ii.               Entities doing Work in furtherance of the Contract (such as between Supplier’s Subcontractor and its subcontractor(s)); and

iii.            Supplier or other entities doing Work in furtherance of the Contract, on the one hand, and their respective employees, on the other hand,

each of which agreements is or will be sufficient under applicable law (as in effect at the time of such agreement) to ensure that AT&T’s rights of ownership or licenses to intellectual property in developed Work granted under the MSA, if any, are not materially interfered with, diminished or encumbered, as set forth above.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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Supplier’s compliance with this Section, and all Services performed in Offshore Locations with AT&T’s consent, shall be subject to the MSA section entitled “Records and Audit”.  Supplier shall ensure that Supplier’s agreements with its employees and Subcontractors allow Supplier to comply with such Section.

b.                                Waiver of Enforcement of Moral Rights.  Notwithstanding the foregoing, if Supplier, its employees or Subcontractors retain Moral Rights (meaning an author’s rights of attribution or integrity and right known as artist’s rights or droit moral) in any developments Work developed under this Agreement that is assigned or licensed by Supplier to AT&T, Supplier hereby agrees (and will obtain necessary acknowledgements and undertakings from its employees and Subcontractors stating that they also agree, to the extent allowable by the laws of the jurisdictions to which such employees and Subcontractors are subject) that the employees of Supplier, its employees and Subcontractors:

i.                  Do not require that any personally identifying information be used in connection with the developments, or any derivative works of or upgrades or updates thereto;

ii.               Do not object to the publication, use, modification, deletion and exploitation of the developments by AT&T, or its licensees, successors and assigns;

iii.            To the extent permitted by applicable law, forever waive and agree not to claim, assert or seek to enforce against AT&T, or its licensees, successors and assigns, any entitlement to any and all such developed Work; and

iv.           To the extent permitted by applicable law, forever release AT&T, its licensees, successors and assigns, from any claims that Supplier, its employees and Subcontractors could otherwise assert against such Parties by virtue of any such Moral Rights.

3.7 MBE/WBE/DVBE Responsibilities

Pursuant to the Master Agreement Section entitled “Utilization of, Minority, Women, and Disabled Veteran Owned Business Enterprises” (and Appendix G), Supplier agrees to provide a Prime Supplier MBE/WBE/DVBE Participation Plan annually by the ****, as provided in Appendix G.  Supplier will submit quarterly reports by the end of the **** following the close of each **** as directed in Appendix G.

3.8 Notices

a.                                      Each Party giving or making any notice, consent, request, demand, or other communication (each, a “Notice”) pursuant to this Agreement must give the Notice in writing and use one of the following methods, each of which for purposes of this Agreement is a writing: in person; first class mail with postage prepaid; Express Mail, Registered Mail, or Certified Mail (in each case, return receipt requested and postage prepaid); internationally recognized overnight courier (with all fees prepaid); or email.  If Notice is given by e-mail, it must be confirmed by a copy sent by any one of the other methods.  Each Party giving Notice shall address the Notice to the appropriate person (the “Addressee”) at the receiving Party at the address listed below:

For Supplier:

Synchronoss Technologies, Inc.

200 Crossing Blvd.

Bridgewater, NJ 08807

Attn: President

Email Address: legal@synchronoss.com

Fax Number: 908-231-0762

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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For AT&T:

AT&T Services, Inc.

4119 Broadway

Room 650A16

San Antonio, TX 78209

Attn: Notices Administrator

Email Address: g06586@att.com

B               .                     A Notice is effective only if the Party giving notice has complied with the foregoing requirements of this Section and the Addressee has received the Notice.  A Notice is deemed to have been received as follows:

1.              If a Notice is delivered by first class mail, **** after deposit in the mail;

2.              If a Notice is furnished in person, or sent by Express Mail, Registered Mail, or Certified Mail, or internationally recognized overnight courier, upon receipt as indicated by the date on the signed receipt;

3.              If a Notice is sent by e-mail, upon successful transmission to the recipient’s email account, if such Notice is sent in time to allow it to be accessible by the Addressee before the time allowed for giving such notice expires, and a confirmation copy is sent by one of the other methods.

c.               The addresses and telephone numbers to which Notices may be given to the Addressees of either Party may be changed by written Notice given by such Party to the other pursuant to this Section.

3.9 Offshore Work Permitted Under Specified Conditions

a.              Supplier shall not perform any Services related to hosting, data backups and disaster recovery of Supplier’s managed ASP Solution in a country other than the United States (“Offshore Location”) under this Agreement, nor allow such performance by any Subcontractor.  Further, Supplier shall not perform any other Services at an Offshore Location unless AT&T approves Work to be performed by Supplier or a Subcontractor at such Offshore Location.  As of the date hereof, for each Offshore Location, Appendix K sets forth the Offshore Locations that AT&T has approved; the Services to be performed at such location; and, if applicable, the identity of any Subcontractor performing such Work.  Prior to making any additions or deletions to the countries set forth in Appendix K, the Parties shall amend Appendix K.  A change in the location where a Service is performed from one Offshore Location to another AT&T approved Offshore Location, or a change in the Subcontractor performing the Work at the Offshore Location, shall not require approval or an amendment to Appendix K except as expressly set forth in an applicable Order.  The requirements of this Section shall be in addition to the Master Agreement Section entitled, “Assignment”, and the Section of this Agreement entitled “Work Done By Others”.

b.              AT&T shall have the right to withdraw its consent to the performance of Work at an Offshore Location (including any of the locations set forth in Appendix K) at any time by providing written notice to Supplier if AT&T reasonably determines that (i) there has been a breach of the terms of the Master Agreement and/or this Agreement with respect to an Offshore Location, (ii) a violation of any laws or regulations with respect to the Work performed at such Offshore Location, or (iii) the continuation of Work at said Offshore Location constitutes a risk to AT&T’s financial or security interests or could reasonably damage AT&T’s reputation, in which event Supplier shall use commercially reasonable efforts to perform such Work at a location within the United States, or at another approved Offshore Location, and the Parties shall amend this Agreement accordingly.  If the relocation of the Work results in a change in Supplier’s costs, then Supplier may propose modifications to the pricing terms if it reasonably determines that its costs will change due to such relocation.   If the Parties are unable to agree to such pricing terms, the Parties should escalate and resolve such issue under the Dispute Resolution Section of this Agreement.  .

c.               Supplier’s compliance with this Section, and all Services performed in Offshore Locations with AT&T’s consent, shall be subject to the Section of this Agreement entitled “Records and Audit”.  Supplier shall provide, and shall ensure all Subcontractors provide at no cost to AT&T, AT&T with physical access to inspect all Offshore Locations in accordance with such section.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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d.              Prior to interconnecting with, or otherwise accessing the AT&T internal company network, or doing any other Work at an Offshore Location, Supplier must be in compliance with all AT&T requirements for such interconnection, access or other Services.

e.               Any Services under this Agreement performed by Supplier or any Subcontractor in an Offshore Location without AT&T’s prior written consent shall be a material breach of this Agreement and, in addition to any other legal rights or remedies available to AT&T in law or in equity, AT&T may immediately Cancel and/or Terminate this Agreement without cost, liability or penalty to AT&T.

f.                When AT&T has granted consent for Services to be performed in an Offshore Location, Supplier shall remain fully responsible for compliance with any applicable foreign, federal, state or local law for such Services regardless of whether the Service is being performed by Supplier or a Subcontractor.  Nothing contained within this Agreement is intended to extend, nor does it extend, any rights or benefits to any Subcontractor, and no third party beneficiary right is intended or granted to any third party hereby.

g.               Supplier shall advise AT&T as early as possible prior to any change of Control of the Supplier or any of the entities performing the Work at the Offshore Location. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies by one person or entity or a group of persons or entities acting in concert; provided, however, that the legal or beneficial ownership, directly or indirectly, by persons or entities, including governmental entities, acting alone or in concert, of more than **** of the voting stock for the election of directors of a Party shall always be deemed Control.

3.10 Records and Audits

a.              Supplier shall maintain complete and accurate records relating to the Work and the performance of this Agreement. AT&T and its auditors (including internal audit staff and external auditors) and governmental authorities shall have the right to review such records at Supplier’s offices at mutually agreeable times (“AT&T Audits”), to verify the following:

****

b.              Supplier shall provide and shall require that its Subcontractors provide to AT&T, its auditors (including internal audit staff and external auditors), and governmental authorities access at all reasonable times to:

1.              any facility at which the Services or any portion thereof are being performed;

2.              systems and assets used to provide the Services or any portion thereof;

3.              Supplier employees and Subcontractor employees providing the Services or any portion thereof; and

4.              all Supplier and Subcontractor records, including financial records relating to the invoices and payment obligations and supporting documentation, pertaining to the Services.

The scope of AT&T Audits shall also include:

****

AT&T’s access to the records and other supporting documentation shall include the right to inspect and photocopy Supplier’s documentation and the documentation of its Subcontractors, and the right to retain copies thereof

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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outside of their physical location with appropriate safeguards, if such retention is deemed reasonably necessary by AT&T.

c.               AT&T Audits may be conducted **** (or more frequently if requested by governmental authorities who regulate AT&T’s business, if required by applicable Law or if auditors require follow-up access to complete audit inquiries or if an audit uncovers any problems or deficiencies), upon at least **** advance written notice (unless otherwise mandated by Law) provided that the time of such audit does not adversely affect Supplier’s operations or performance hereunder.  Supplier will cooperate, and will ensure that its Subcontractors cooperate, in the AT&T Audits, and will make the information reasonably required to conduct the AT&T Audits available on a timely basis.

d.              If, as a result of an AT&T Audit, AT&T determines that Supplier overcharged AT&T, then AT&T will notify Supplier in writing of the amount of such overcharge and, provided that Supplier agrees with such determination, Supplier will promptly pay to AT&T the amount of the overcharge. If any such AT&T Audit is agreed to by Supplier reveals an overcharge to AT&T during any **** period exceeding **** of all charges in the aggregate paid by AT&T hereunder during such period, then Supplier will reimburse AT&T for the cost of such AT&T Audit. If, as a result of an AT&T Audit, AT&T determines (and Supplier agrees) that Supplier has not performed or has unsatisfactorily performed any obligation under this Agreement, then Supplier will promptly remedy the non-performance or unsatisfactory performance.

e.               Supplier will maintain and retain the records set forth in Subsection (a) during the term of the Agreement and for **** thereafter (unless a discovery or legal hold request is made with respect to such records, in which case AT&T shall notify Supplier in writing of such request and Supplier shall retain such records until AT&T notifies Supplier that such discovery or legal hold request has expired). Supplier will provide AT&T, at AT&T’s request, with paper and electronic copies of documents and information reasonably necessary to verify Supplier’s compliance with this Agreement. Upon notification by AT&T of a discovery or legal hold request, Supplier shall fully cooperate with such request and immediately preserve any Supplier records covered by such request and promptly provide such Supplier records requested by AT&T related to the inquiry.

f.                Except as provided in Subsection (d), all reasonable out-of-pocket costs and expenses incurred by AT&T in connection with an AT&T Audit shall be paid by AT&T. Supplier shall be solely responsible for all costs and expenses incurred by Supplier in connection with its obligations under this Section.  In the event that either Party requires that an audit be performed by an independent auditor, unless otherwise specified herein, the Party requesting such independent auditor will be responsible for the costs and expenses associated with the independent auditor.

g.               With respect to AT&T requests for audits or inspections of Supplier subcontractors, the following applies:

i)            If Supplier’s agreement with its applicable subcontractor permits an AT&T Audit, AT&T shall work through Supplier in connection with such audit. Supplier shall work with AT&T in facilitating the subcontractor’s cooperation for an expeditious and thorough audit or inspection.

ii)   If Supplier’s contract with its applicable subcontractor precludes AT&T from directly conducting an audit or inspection, Supplier shall use reasonable best efforts to enable AT&T to perform an audit of the subcontractor with Supplier coordinating the audit process. Failing those efforts, Supplier shall, upon AT&T’s request, conduct the audit or inspection on behalf of AT&T, subject to terms agreed to by Supplier and AT&T for the subcontractor audit, such as areas to be audited, applicable fees, and the timeframe for reporting audit results to AT&T. If AT&T’s request for a Supplier audit or inspection arises from, in AT&T’s good faith opinion, materially and consistently deficient Service provided by the subcontractor under AT&T’s account, and the audit in both Parties’ opinions confirms such deficiencies, Supplier shall not charge AT&T a fee for the Supplier’s audit of its subcontractor.

3.11 Termination

a.              Termination for Cause - If either Party breaches any provision of this Agreement and/or any Order, and (i) if the breach is one that by its nature could be cured, and such breach is not cured within **** after the breaching Party receives written notice, or (ii) if the breach is material and one that by its nature cannot be cured, then, in addition to all other rights and remedies at law or in equity or otherwise, the non-breaching Party shall

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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have the right upon written notice to immediately terminate this Agreement and/or any such Order without any obligation or liability.  Failure of the non-breaching Party to immediately terminate this Agreement and/or any Order (x) following a breach which continues longer than such cure period, provided such breach has not been cured prior to the non-breaching Party’s providing notice of termination, or (y) following a breach that cannot be cured or that constitutes a violation of Laws shall not constitute a waiver of the non-breaching Party’s rights to terminate; provided, however, if the non-breaching Party does not exercise such termination right within **** of the date such right is triggered, the non-breaching Party shall waive its right to terminate with respect to such breach.

b.              Termination for Convenience in Whole - AT&T may at any time,  for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate this Agreement in whole without any further liability to Supplier except as set forth herein.  The termination or expiration of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect.  Likewise, termination or expiration of the Master Agreement shall not affect the obligations of either Party to the other Party pursuant to this Agreement or any Order thereunder, and the terms and conditions of the Master Agreement shall continue to apply to this Agreement or any Order thereunder as if the Master Agreement were still in effect.  For the avoidance of doubt, (a) such termination of the Agreement shall not relieve AT&T of any obligations for any minimums under the Agreement and, (b) the provisions for termination of Services under an Order for convenience by AT&T shall be as set forth in each Order.

c.               In the event that all Orders under the Agreement are terminated, this Agreement will be deemed to be terminated as of the effective date of the termination of the last such Order.

d.              Termination of Related Orders - Whenever law or a provision of this Agreement permits AT&T to terminate any Order, AT&T may also terminate such other Orders as are related to the same transaction or series of transactions as the Order in question to the extent such other Orders cannot be performed if the original Order is terminated.

e.               Return of Information Obligations upon Expiration or Termination

Each Party shall, except as required under law or this Agreement, upon expiration or termination of this Agreement and after all Wind Down and Transition efforts have concluded, promptly return all papers, materials, and property of the other Party.

f.                Wind Down and Transitioning.

1.              The Parties acknowledge that upon the termination or expiration of the Agreement (provided that such termination is not a result of termination by Supplier for cause), existing Customers will need to be migrated to AT&T-hosted or to third party-hosted platforms.  Because of the volume of Customer provisioning that is handled by Supplier at the time of execution of this Agreement, the Parties agree that they will need to develop a Transition Plan at that time in order to carry out an orderly, migration that mitigates disruption of operations for AT&T.  For purposes of this section, Transition Plan shall be defined as a mutually negotiated, written document outlining the respective obligations of each Party in carrying out an incremental or phased cutover of Customer Order provisioning provided by Supplier under this Agreement to AT&T, including the continued payment of agreed unit prices under any supplemental Order, to the extent incurred, and the payment of any agreed time and material charges incurred above the existing unit prices.

2.              The Parties agree to negotiate in good faith toward a Transition Plan that will cover at least the following points:

(i)                   Segmenting Customer Information from the view, modification, deletion or any other access by Supplier or Supplier-chosen subcontractors who will continue to work for Supplier on other, non-AT&T e-commerce businesses after the Transition Plan;

(i)                   Electronic capture, transfer and backup during Transition Plan of (a) Customer Information, including names, addresses, and IP addresses and other identifying information needed to carry out the

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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migration and (b)pending trouble tickets, billing or provisioning corrections, and other data for Customer Orders in process; and

(iii)             The length of time needed to complete the Transition Plan, including a schedule for phased or incremental cutovers.

3.              Supplier shall not be required, pursuant to subsections (g) (1) and (g) (2) above or otherwise, to disclose or otherwise make available to the AT&T the proprietary technology, software, or source code of Supplier or Supplier subcontractors, as well as any Confidential Information relating thereto.

3.12 Third Party Beneficiaries

The provisions of this Agreement are solely for the benefit of the Parties hereto and are not intended to confer upon any person or entity, except the Parties hereto, any rights or remedies hereunder. There are no third party beneficiaries of this Agreement, and this Agreement shall not provide any third person or entity with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

4.0 Special Terms

4.1 AT&T Supplier Information Security Requirements (SISR)

Supplier agrees to comply with the AT&T Supplier Information Security Requirements (SISR) set forth in Appendix O attached hereto and incorporated by reference herein. Supplier agrees to cooperate fully with AT&T, including completing checklists or similar documentation, to ensure that Software and/or computer systems Supplier develops, designs, supports and/or uses under this Agreement comply with the standards and requirements set forth in the SISR.  Supplier agrees to indemnify, defend at its expense, and hold AT&T, its Affiliates and its and their agents, employees and customers harmless against any Loss arising from or in connection with, or resulting from, any breach of the terms set forth in the SISR, in accordance with the Master Agreement Section entitled “Indemnity.”

4.2 Reimbursable Expenses

AT&T is not responsible for any travel, meal or other business related expense incurred by Supplier, whether or not incurred in its performance of its obligations under this Agreement, unless reimbursement of expenses is expressly authorized in this Agreement or an Order pursuant to this Agreement.  If reimbursement of expenses is so authorized, in order to be reimbursable, each and every such expense must comply with the requirements of AT&T’s Vendor Expense Policy attached hereto and incorporated herein as Appendix Z.  Supplier must provide in a timely manner receipts and other documentation as required by the Vendor Expense Policy and such additional documentation or information requested by AT&T to substantiate expenses submitted by Supplier for reimbursement.  All references to “Vendor” in Appendix Z apply to Supplier.

4.3 Supplier`s Audited Financial Statements

In the event that Supplier is not a publically traded corporation, Supplier shall provide to AT&T (or its third party delegate), upon request and at no charge, its bona fide and unedited audited fiscal year financial statements and other financial documents as reasonably requested by AT&T to allow an assessment of Supplier’s financial condition.  If Supplier is a subsidiary, owned, majority interest holder, or controlled by an entity (e.g., a parent company) that is not a publically traded corporation, then Supplier shall furnish such documents for both Supplier and its owning, controlling or parent company. If Supplier is a subsidiary, owned, majority interest holder, or controlled by an entity (e.g., a parent company) that is a publically traded corporation, then Supplier shall furnish such documents for both Supplier and its owning, controlling or parent company to the extent that such documents are not publically available.

4.4 Work Done By Others

If any part of Supplier’s Work is dependent upon Work performed by others or subcontracted consistent with the terms herein, Supplier shall inspect and promptly report to AT&T any defect that renders such other Work unsuitable for Supplier’s proper performance.  Any use of, including any changes to the use of, a Subcontractor must be approved by

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

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AT&T in writing before commencement of the Work. Supplier shall provide to AT&T, upon request, information about the Subcontractor including the identity of, the location of, and a complete description of the activities to be performed by such Subcontractor. Where a portion of the Work is approved to be subcontracted, Supplier remains fully responsible for performance thereof and shall be responsible to AT&T for the acts and omissions of any Subcontractor.  Nothing in this Agreement shall create any contractual obligation or other liability of AT&T to any Subcontractor or its employees.  Supplier agrees to bind every Subcontractor to terms consistent with the terms of this Agreement.

4.5 Dispute Resolution

a.              Except for any claim or action concerning the breach of a license right, validity, enforceability or infringement of any patent, copyright, trademark (including trade dress and service mark) or other intellectual property right, nor a breach (or alleged breach) of a Party’s obligations in the sections entitled “Information,” “Ownership of Work Product,” or “Publicity.” If the Parties are unable promptly to resolve a dispute informally or by mediation, the Party alleging a material breach (the “Moving Party”) may initiate arbitration by providing the other Party written notice of its intent to arbitrate; provided, however, nothing herein shall limit a Party’s right to seek appropriate injunctive relief.  If the Parties are unable to agree upon an arbitrator within **** of the Moving Party’s written notice to arbitrate, the Moving Party may request the American Arbitration Association (“AAA”) to appoint an arbitrator.  The AAA shall select an arbitrator who can promptly proceed with and strive to conclude the arbitration as specified herein.  If a dispute is submitted to an arbitrator, it shall be finally resolved through binding arbitration in Chicago, Illinois, according to the Commercial Arbitration Rules of the AAA, except as modified herein.  The award rendered by the arbitrator shall be final and binding on the Parties and shall be deemed enforceable in any court having jurisdiction thereof.  The arbitration shall be heard by a single arbitrator who shall by training, education, or experience have knowledge of the general subject matter of this Agreement.  The arbitrator shall have only the power to award damages, injunctive relief and other remedies to the extent the same would be available in a court of law having jurisdiction of the matter, except that the arbitrator shall not have the power to vary the provisions of this Agreement.  The arbitrator shall promptly commence the arbitration proceeding with the intent to conclude the proceedings and issue a written decision stating in reasonable detail the basis for the award, which must be supported by law and substantial evidence, as promptly as the circumstances demand and permit, but generally no later than **** after the arbitrator’s appointment.  Each Party acknowledges that it is giving up judicial rights to a jury trial, discovery and most grounds for appeal under the foregoing provision.

b.              The prevailing Party shall be entitled to recover from the non-prevailing Party the reasonable attorneys’ fees, expenses and costs incurred by the prevailing Party in any arbitration.

c.               No provision of this Section shall limit the right of any Party to exercise its rights of setoff.  The exercise of a remedy does not waive the right of either Party to resort to arbitration.

d.             During dispute resolution proceedings, including arbitration, the Parties shall continue to perform their obligations under this Agreement, except for those obligations directly related to the dispute at issue.

4.6 Special Events

a.              AT&T and Supplier agree and acknowledge that from time to time “Special Events” (as defined below) may arise that will temporarily increase volumes of Customer Orders, Contacts and/or Manual Transaction Processing and may require changes in processes or processing requirements.   The Parties will work in good faith to agree upon the appropriate temporary staffing levels to accommodate volume increases and process changes during such Special Events.  Each Special Event of increased volume shall be forecasted and the requirements negotiated at least **** in advance of such Special Event “go live” date.  Each Special Event will include a detailed “project plan” to be mutually agreed upon by the Parties containing at a minimum the following elements:

****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

b.   For purposes of this Agreement, “Special Event” shall mean any event that is reasonably expected to result in **** where, and in each case, such condition ****.

4.7 AT&T Data and AT&T Derived Data

a.              Definitions.  For purposes of this Section:

1.                                       “AT&T Data” means any data or information of AT&T or its customers, that is disclosed or provided to Supplier by, or otherwise obtained by Supplier from, AT&T or its customers, including Customer Information and customer proprietary network information (as that term is defined in Section 222 of the Communications Act of 1934, as amended, 47 U.S.C. 222), as well as data and information with respect to the businesses, customers, operations, networks, systems, facilities, products, rates, regulatory compliance, competitors, consumer markets, assets, expenditures, mergers, acquisitions, divestitures, billings, collections, revenues and finances of AT&T.

2.                                       “AT&T Derived Data” means any data or information that is a result of or modification of, collection, adaption, revision, translation, abridgement, condensation, compilation, evaluation, expansion, or any other recasting or processing of the AT&T Data, for example, as a result of Supplier’s observation, analysis, or visualization of AT&T Data in furtherance of this Agreement or an Order hereunder or arising out of the performance of Supplier’s obligations under this Agreement or an Order or as a result of Supplier having access to AT&T infrastructure, systems, data, hardware, software or processes (for example, through data processing input and output, service level measurements, or ascertainment of network and system information).

b.                                      Ownership of AT&T Data and AT&T Derived Data.

1.                                       AT&T Data is the property of AT&T.  To the extent needed to perfect AT&T’s ownership in AT&T Data, Supplier hereby assigns all right, title and interest in AT&T Data to AT&T.  No transfer of title in AT&T Data is implied or shall occur under this Agreement.  Supplier shall promptly return AT&T Data, at no cost to AT&T, and in the format and on the media prescribed by AT&T (i) at any time at AT&T’s request, regardless of the expiration or termination of this Agreement, (ii) at the expiration or termination of this Agreement, or (iii) with respect to particular AT&T Data, whenever such data is no longer needed by Supplier to perform its obligations under this Agreement. AT&T Data shall not be (a) utilized by Supplier for any purpose other than as required to fulfill its obligations under this Agreement, (b) sold, assigned, leased, commercially exploited or otherwise provided to or accessed by third Parties, whether by or on behalf of Supplier, (c) withheld from AT&T by Supplier, or (d) used by Supplier to assert any lien or other right against or to it.  Supplier shall promptly notify AT&T if Supplier believes that any use of AT&T Data by Supplier contemplated under this Agreement or to be undertaken as part of the performance of this Agreement is inconsistent with the preceding sentence.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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2.                                      AT&T shall own all right, title and interest to the AT&T Derived Data.  To the extent needed to perfect AT&T’s ownership in AT&T Derived Data, Supplier hereby assigns all right, title and interest in AT&T Derived Data to AT&T.  AT&T grants to Supplier a license to access, use, and copy the AT&T Derived Data, with no right to grant sublicenses, solely for the performance of Supplier’s obligations during the Term of this Agreement and solely in compliance with AT&T’s privacy policies, including obligations relating to Customer Information.  Supplier shall deliver AT&T Derived Data, at no cost to AT&T, in the format, on the media and in the timing prescribed by AT&T.  For the avoidance of doubt, Supplier shall not create or develop AT&T Derived Data after the expiration or termination of this Agreement.

3.                                      For the avoidance of doubt, AT&T Data and AT&T Derived Data that was disclosed to Supplier prior to the Effective Date shall be considered AT&T Data and AT&T Derived Data under this Agreement.  Supplier’s obligation to return AT&T Data and AT&T Derived Data upon AT&T’s request shall survive the expiration or termination of this Agreement, but shall not apply to AT&T Data and AT&T Derived Data which, at the time of AT&T’s request for return, is no longer retained by or on behalf of Supplier.

(Signature Page to Follow Immediately Hereafter)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

5.0 Execution of Agreement

5.1 Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of original signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

Synchronoss Technologies, Inc.		AT&T Services, Inc.

By:	/s/ Stephen Waldis	By:	/s/ Shervin Sadighian

Printed Name: Stephen Waldis		Printed Name: Shervin Sadighian

Title: Chief Executive Officer		Title:	Director-IT Mobility/Enterprise Business Software Global Business and Operations Sourcing (IT)

Date:	August 30, 2013	Date:	August 30, 2013

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendices

Appendix A — Description of Supplier’s Material and/or Services

Supplier shall provide the following Material and Services:

1.0          Order Management Center and ASP Solution (the “Managed Service”)

Supplier shall provide and manage a scalable, reliable and flexible OMC and ASP Solution for support of AT&T eCommerce operations.  Supplier shall focus on meeting service level agreements (“SLAs”) for Customer Order processing, Manual Transaction Processing, Inbound Call handling and other Customer Contacts for AT&T eCommerce.  Supplier shall, in all material respects, adhere to all of AT&T business processes and security standards set forth in this Agreement in performing its OMC Services to support an AT&T branded customer experience.  Supplier shall support business from AT&T eCommerce consumer and business customers.

1.1             Customer Order Processing

The primary source of Customer Order volumes will be generated from AT&T eCommerce front-end clients (applications or systems). Supplier shall utilize the OMC to strive to consistently deliver at or above the SLA commitments.  The Supplier OMC operating hours will be flexible to support the overall AT&T eCommerce objectives and mutually agreed upon in writing by the Parties for each program and identified in the applicable Order.  The OMC will operate seven days a week and will support the hours of operation agreed upon by the Parties and shall include **** OMC technical NOC support as set forth in Section 3.0 below.

1.2             Order Management Center Work Flow

Supplier shall strive to consistently meet a the Customer Order cycle time objectives for the Customer Order or Transactions types identified herein (and excluding any Customer Orders or Transactions where Manual Processing is done by AT&T as set forth in Section 5 below) , in accordance with AT&T’s requirements identified in an applicable Order.  In order to accomplish this, Supplier will strive to streamline the process by reducing the number of manual handoffs in the current process.  In addition, Supplier’s Agents will manage all inbound and outbound AT&T Customer Contacts associated with AT&T eCommerce Customer Orders.  The OMC will leverage Supplier’s integrated suite of the products described in Section 4.0 below to meet or exceed SLA objectives in this Agreement or an applicable Order.

2.0          Supplier OMC

2.1             Order Gateway

Supplier shall provide AT&T with access to the order gateway (“Order Gateway”) component of the ASP Solution.  The Order Gateway is the functionality of the ASP solution supporting ****.  The Order gateway is ****.  The Order Gateway interfaces with ****.  The Order Gateway provides a ****.

2.2             Workflow Manager

The “Workflow Manager” is the web-based workflow component of the ASP Solution.  The Workflow Manager is used to (a) ****.  Supplier utilizes the Workflow Manager to provide ****. The key benefits are:

****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

2.3             Reporting Platform

Supplier shall provide AT&T eCommerce with operational metrics and visibility to all Customer Orders flowing through the Order Gateway and Workflow Manager.  The reporting capability of the ASP Solution (“Reporting Platform”) provides ****.  The Reporting Platform shall provide ****.

The following reporting tools are components of the Reporting Platform and will be managed by Supplier throughout the term of this Agreement, at no additional cost to AT&T:

****

2.4             Integrated IVR Solution

Supplier will provide AT&T with a voice and/or DTMF enabled Interactive Voice Response (IVR) capability of the ASP Solution that will provide AT&T with the following capabilities for Inbound Calls:  ****.  The IVR will be implemented and managed by Supplier.

2.5            Email Manager

Email Manager is the functionality of the ASP Solution supporting **** via email.  Supplier shall provide AT&T with the email manager functionality of the ASP Solution.

3.0          ASP Solution Hosting

Supplier shall host the ASP Solution.  In addition to hosting the ASP Solution, Supplier will provide Tier 1—3 support for the ASP Solution and hosting environment including;

a)             Tier 1 - NOC

Supplier’s Network Operations Center (NOC) provides first level support for all ASP Solution Defects or infrastructure related issues. The NOC monitors all Supplier ASP Solution systems **** utilizing an array of network an

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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application management tools. The NOC also provides first line support for all AT&T end user questions and application account management requests received from designated AT&T staff.

b)             Tier 2 - MDF

The Supplier’s Managed Data Center Facility (MDF) team consists **** that provide second level support for all ASP Solution system-related issues. The MDF team works directly with the NOC to respond to any system generated alerts or end user reports of system issues or anomalies.  The MDF team will address any issues related to ASP Solution system performance, hardware failures, OS and DBMS tuning and system configuration.

The MDF team will also work with AT&T to define and configure system integration points like VPN, shared security keys etc.

c)              Tier 3 - Application Support / R&D

The Supplier’s Application Support and R&D team works directly with the NOC and MDF teams to address any issues related to ASP Solution performance or functionality that require software development support. This team will participate in troubleshooting efforts that may point to code related or system integration issues and will develop any software patches/fixes required to address systems issues.

3.1             Hosting Requirements

Supplier will provide and maintain all facilities for hosting the ASP Solution, including: physical premises, server(s), database server(s), firewall(s), Internet connectivity and any other facilities required to support the Order Gateway and Order Manager.

Supplier shall provide sufficient hardware, software and equipment to meet applicable service levels defined in an applicable Order for the ASP Solution.

3.2             Secure Environment

The physical premises hosting and supporting the ASP Solution will provide security solutions designed to permit access only by authorized personnel.  ****.

3.3             Access Security

Supplier shall adhere to all AT&T access control requirements as defined in Section 4.1 of the Master Agreement.  Supplier utilizes a combination of ****.

3.4             Security and Privacy

In the event Supplier receives AT&T Information, including AT&T Customer Information (as defined in Section 2.10 of this Agreement), Supplier shall not use such AT&T Information for any purpose other than the fulfillment of Supplier’s obligations of this Agreement or an applicable Customer Order.  Supplier shall not provide such AT&T Information to any third-party (other than Supplier’s contractors who have a need to know such information in connection with performing Services on Supplier’s behalf hereunder and have agreed in writing to keep such AT&T Data confidential and abide by the other obligations applicable to Supplier hereunder, in which case Supplier represents and warrants that it assumes all obligations of this Agreement on behalf of its contractors) for any reason, unless specifically authorized in writing by AT&T or to the extent such release is contemplated by the nature of the Services under an Order; provided, however, if Supplier is required to produce such AT&T Information to comply with any legal, regulatory or law enforcement requirement or law enforcement investigations, Supplier may do so after providing AT&T i) prior written notice of its intent to produce the AT&T Information (to the extent permitted under the law) and ii) an opportunity to seek a protective order or similar mechanism to prevent disclosure as AT&T deems necessary.  Supplier shall comply with the AT&T security or privacy requirements set forth in Section 4.1 of this Agreement entitled “AT&T Supplier Information Security Requirements (SISR)” and attached Appendix O - Security Attachment (SISR).  In the event such

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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requirements are modified, AT&T shall provide such modifications to Supplier in writing.  Such requirements include, but are not limited to, ****.  At a minimum, Supplier will undertake the following measures to ensure the security of all AT&T Information and other AT&T Customer Information:

****

3.5             Environmental Standards

Supplier represents and warrants that any hardware required to perform the Services under this Agreement will be protected from damage by:

****

In the event of a loss of commercial power, the facility is connected to **** capable of supporting the Supplier Managed Data Facility located in **** (“MDF”) for no less than ****.

3.6             Monitoring

The following monitoring tools and practices will be provided by Supplier.

****

The production system will reside in the Supplier MDF.  The MDF is equipped with an automated WAN/LAN monitoring system, a spare parts cabinet, as well as various technical problem determination and resolution tools.

3.7             Backups

Supplier shall automatically backup Data and applications ****.  Supplier shall provide a real-time mechanism to ensure the safety and integrity of Order Gateway data.  On the ****.  The backup is an automated process. Additionally, the backup from the **** is stored ****.

4.0          Disaster Recovery (DR)

Supplier shall provide a disaster recovery solution for the all Services required under this Agreement or an applicable Order that enables rapid restoration of all functions of the system in event of a long-term service disruption to the

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Supplier MDF.  This section provides an overview of the infrastructure required to support the disaster recovery solution as well as the service levels associated with the solution.

4.1             DR Solution Overview

Supplier shall leverage a **** to provide a highly available system that will restore Supplier’s ASP Solution to be available to provide full service within ****of a total service outage that is anticipated to preclude use of its primary MDF (currently ****) for an extended period and enacting the DR plan.  Supplier will place the current UAT **** in the alternate facility as the core component of this solution.  This environment will be augmented to provide sufficient server hardware and software to be a functional equivalent to the current production environment in terms of handling the forecasted Customer Order volume and user load.  The **** environment will contain a full compliment of network infrastructure including firewalls, load balancers and high-speed switches to ensure all network connectivity is materially equivalent to that used to support forecasted production needs.

A **** will be implemented to ensure that a full copy of the production database is maintained in the **** at all times.  In the event of a total ASP Solution service disruption in the primary facility, upon enacting the DR plan, the **** will be reconfigured to access the production database and provide the production instance of the ASP Solution.

4.2             DR Service Levels

Supplier shall meet or exceed the following DR solution service levels:

a)             Service restoration time: ****from enacting DR plan;

b)             System performance level: equal to production in terms of user and order volume; and

c)              ASP Solution System SLA’s while in DR environment: same as for production.

NOTE: This solution will rely on the existing dedicated, private circuit (e.g. friends net connection) between Supplier’s **** office and AT&T’s ****.  Service levels are subject to reasonable support being provided by AT&T in such restoration (i.e.: connectivity to AT&T applications from alternate site).

d)             A DR plan test will be performed **** at a mutually agreed to time by both Parties.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Appendix B — Supplier’s Prices

Supplier shall provide the Managed Services and other Services, including any applicable deliverables set forth in the scope of such Services, for the following fees:

1.0          Technology Fee

The following rates shall be effective on the Effective Date of this Agreement.  On or about the ****, Supplier shall provide AT&T with its calculation of the number of Customer Orders processed through the Order Gateway during the **** period immediately preceding such **** (the “Rolling **** Actual Orders Volumes”).  The Technology Fee **** in such ****shall be based on the Rolling **** Actual Orders Volumes in accordance with Table 1 below.  For each such ****, the “Aggregate **** Technology Fee” shall be equal to the product of ****.

Supplier shall invoice each Channel in arrears for its allocation of the Aggregate ****Technology Fee in accordance with such Channel’s applicable Customer Order volume as follows:  ****.

The Technology Fee covers all costs related to the software maintenance and support of Supplier’s ASP Solution.

Table 1 Technology Fee

Band	**** Actual Customer Order Volume Minimum of Range	**** Actual Customer Order Volume Maximum of Range	Technology Fee (****)
1	****	****	****
2	****	****	****
3	****	****	****
4	****	****	****
5	****	****	****
6	****	****	****
7	****	****	****
8	****	****	****
9	****	****	****
10	****	****	****
11	****	****	****
12	****	****	****
13	****	****	****
14	****	****	****
15	****	****	****
16	****	****	****
17	****	****	****
18	****	****	****
19	****	****	****
20	****	****	****
21	****	****	****
22	****	****	****
23	****	****	****
24	****	****	****
25	****	****	****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Band	**** Actual Customer Order Volume Minimum of Range	**** Actual Customer Order Volume Maximum of Range	Technology Fee (****)
26	****	****	****
27	****	****	****
28	****	****	****
29	****	****	****
30	****	****	****
31	****	****	****
32	****	****	****
33	****	****	****
34	****	****	****
35	****	****	****
36	****	****	****
37	****	****	****
38	****	****	****
39	****	****	****
40	****	****	****
41	****	****	****
42	****	****	****
43	****	****	****
44	****	****	****
45	****	****	****
46	****	****	****
47	****	****	****
48	****	****	****
49	****	****	****
50	****	****	****

Notwithstanding the foregoing, a minimum fee of **** shall apply for the Aggregate **** Technology Fee during each ****of the Initial Term or any Renewal Term.  The calculation of the Rolling **** Actual Customer Order Volume shall be based on all Channels supported on the given billing ****.  By way of example, ****.

2.0          Hosting Fee

For each Channel supported on the Effective Date of this Agreement, AT&T shall pay Supplier an annual “Hosting Fee” **** of the Initial Term or any Renewal Term.

Supplier shall invoice each Hosting Fee monthly in arrears in **** by Channel in accordance with the applicable Order for such Channel.

Upon the Effective Date of this Agreement Supplier shall ensure that each Channel has the necessary hosting infrastructure and network capacity to support up to **** the Customer Order volume of the of the highest monthly volume of Customer Orders processed by such Channel during preceding the ****period (the “Capacity Expectation”).

In the event that AT&T requests that Supplier increase such Channel’s capacity by greater the Capacity Expectation, then the Parties will work together through the Change Control process documented in the applicable Order with respect to the increased equipment or infrastructure required for Supplier to acquire to increase such capacity and to mutually determine if any additional fees are applicable.  Any such increase in Customer Orders estimates provided by AT&T will follow the existing Technology Fees set forth in Table 1 (no change to the fees in Table 1).

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3.0          IT Professional Services Fees

Supplier shall provide a minimum number of **** of IT professional services, as shown in the Table below, to be performed by Supplier at AT&T’s sole discretion and direction, with such **** consumed (a) across all Channels and (b) in reasonably even distribution for each Channel during each **** period. Unused **** may not be carried forward or applied as a credit against other services or fees.

Table 3

Agreement Period	Minimum ****	Period Begin Date	Period End Date
1	****	****	****
2	****	****	****
3	****	****	****

In the event of any Renewal Terms the minimum number of hours of IT professional services shall be ****.

Supplier shall invoice its IT professional services fees ****in arrears, by Channel, based on actual project ****worked in accordance with the following blended ****:

****

In addition, in the event that Supplier provides IT professional service **** in excess of the **** Threshold for the applicable Period identified in the table below (in aggregate, across all Channels in any such Period), Supplier shall provide a credit to AT&T equal to **** for such IT professional services paid in such Period.

Table 3.1

Agreement Period	**** Threshold in Period	Period Begin Date	Period End Date
1	****	****	****
2	****	****	****
3	****	****	****

In the event of any Renewal Term, the **** Threshold for each **** period shall be ****.

Supplier agrees that projects will be scoped and resources forecasted and allocated in a manner consistent with professional industry practices (including advance planning timelines and forecasts for **** anticipated), and that projects with equivalent scope will have comparable costs under the above pricing.  Supplier shall provide detailed documentation of proposed and actual utilization of **** as agreed by the Parties and Supplier shall provide **** the aggregate **** used to date in the then-current annual period and AT&T’s attainment of **** towards the credit based on the discount above.  The Parties agree that, unless otherwise agreed upon by the Parties, (i) Supplier shall not unreasonably withhold **** that have been incorporated in a forecast causing AT&T not to reach a credit threshold that would otherwise have been met but for the withholding of **** and where Supplier should reasonably been able to have supplied such resources based on prior **** billed over the prior **** period, and (b) Supplier shall not be obligated to work **** in excess of the forecasted and planned resource allocation for IT Professional Services in a compressed timeline in order to meet a threshold or provide a resource allocation that is more that **** than the average of the prior **** actual run rate in IT Professional Service **** billed.

Notwithstanding the foregoing, AT&T requires further clarification with respect to Supplier’s estimating process for IT professional services work and time reporting capability and the determination of IP ownership relative to the delivered Work.  Within **** of the Effective Date of this Agreement, AT&T shall provide proposed language that outlines the current process used and the Parties shall mutually agree to any changes required to such process.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Notwithstanding anything to the contrary, AT&T shall provide Supplier with the opportunity to provide at least **** release **** dedicated to performance refactoring and scalability enhancements.  Such release(s) shall be at no additional cost to AT&T and shall not be part of the annual IT professional services commitment referenced above or constitute a remedy for Supplier’s failure to miss an SLA.

4.0          Customer Care Support and Manual Transaction Processing Fees

4.1       The following rates shall be effective on the Effective Date of this Agreement.  AT&T shall pay Supplier for Customer Care Support and Manual Transaction Processing as follows:

The Parties shall mutually agree if Manual Transaction Processing or Customer Care Support for a given program (or element of a program) shall be invoiced either on (a) an “FTE Pricing” basis or (b) a fixed fee per Transaction, Inbound Call, Outbound Call or Chat, as applicable, “Transaction Price” (or “Transaction Pricing”) basis.  Both the FTE Pricing and the Transaction Price shall be determined using the Baseline Rate **** in Tables 4 and 5 below and using the methodology set forth below in this Section 4.1 and Section 4.2 and 4.3, respectively and adjusted pursuant to the terms of Section 4.4 below as applicable.  In the event that Transaction Pricing Basis is agreed upon, the Parties shall mutually agree on the makeup of each “Transaction Type” as well as the effective date for such billing (if not previously in place).  There may be multiple Transaction Types in a given program and each Transaction Type may have a unique Transaction Price.

Table 4: Baseline Rate Per Hour Table As of the Effective Date

Channel	Inbound Calls, Outbound Calls & Chats (the” Baseline Rate ****”)	Manual Transaction Processing (non- Calls or Chats) (the” Baseline Rate ****”)
Business Mobility	****	****
Consumer Mobility	****	****
Consumer Wired	****	****
Indirect	****	****

For any program element where Agents supporting Inbound Calls or Outbound Calls or Chats are located entirely at OMC locations within the United States and Canada (“North America Program(s)”) as of the Effective Date of this Agreement, AT&T may elect to permit Supplier to provide such support from approved countries (as set forth in Appendix K).  For such North America Program(s) and for any program element **** where Agents support Inbound Calls or Outbound Calls or Chats at OMC locations within the United States and Canada (together with any North America Program, an “Eligible Program”), the Parties shall agree in writing on a threshold for the amount of volume of Contacts to be supported by Agents outside of the United States and Canada.  Such threshold shall be either (a) up to **** of volume of Contacts in ****, or (b) up to **** of volume of Contacts in ****.  Table 6 sets forth the threshold amount of volume of Contacts to be supported by Agents outside of the United States and Canada for each Channel as of the Effective Date.  Supplier shall be permitted to process a volume of such Contacts in approved countries up to the agreed upon threshold amount agreed upon by the Parties.  Such processing shall be in accordance with the terms of any Order, including service level.  Upon production processing of Contacts outside of the United States and Canada for such Eligible Program (i.e. upon completion of Agent training and nesting), the applicable Baseline Rate **** set forth in Table 4 above shall be reduced as follows based on the agreed upon threshold (such reduction shall apply for such Eligible Program only; provided, however, that for an Eligible Program that no reduction shall be provided for any Eligible Program that is listed on Table 6 unless the Parties agree that the threshold amount for such Eligible Program changes from the threshold amount as of the Effective Date to a higher threshold amount):

Table 5

Threshold ID	New Threshold	Reduction in Baseline Rate **** in Table 4 for Eligible Program
Tier 1	****	****
Tier 2	****	****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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    *     Note: The maximum reduction allowed per Table 5 is **** from the Baseline Rates **** shown in Table 4 and, for any Channel that is already within a Tier of Table 5 above, shall as shown in Table 6 below, the Baseline Rate shall be deemed to already include any such reduction for such Tier.

For purposes of illustration on the reduction of baseline rates ****, here are examples:

****

Table 6 below establishes by program element each Channel’s current mix of onshore/offshore resources:

Table 6

****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

** Baseline Rate in Table 4 above already reflects Tier 1 reduction in Table 5 above.

Charges to AT&T by Supplier for Agent training and the related costs of migration shall be mutually agreed upon by the Parties in writing prior to any such change.

Supplier shall invoice its fees **** in arrears, by Channel, (i) in accordance with the Transaction pricing (each a “Transaction Price”) as described in the applicable Order or (ii), in situations where a Transaction Price has not been established or for periods where FTE Pricing applies, at the **** rates shown above based on the FTE Staff Plan (as defined below) for such ****.

4.2       “Transaction Pricing” for Customer Care Support and Manual Transaction Processing for a Transaction Type for given Channel and program:

Upon agreeing on the Transaction Types applicable for a Transaction Price, the fixed Transaction Price for each such Transaction Type shall be determined by the following calculations and such Transaction Price shall be effective on the Effective Date for Transaction Type(s) currently in use or the first day of the month in which the Transaction Type(s) is established:

For Inbound Calls, Outbound Calls & Chats:

****

For Non call or Non-Chat Manual Transaction Processing:

****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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The “CPH” for a given Transaction Type shall mean the ****, as agreed upon by the Parties.   For the avoidance of doubt, as used above, the term CPH shall apply for ****, as applicable for the Transaction Type).

Average Handle Time (AHT) for Inbound Calls and Outbound Calls and Chats supported under an Order, means the ****.  Average Handle Time for manual processing of Transactions supported under an Order, means ****.  AHT shall be determined by applicable ASP Solution reports and, to the extent such reports are not available, a Time Study for such task or task component for which reporting data is not available.  AHTs shall be determined assuming volumes within forecasted levels and distribution patterns and for Agent performance in compliance of required quality and other SLAs.

The foregoing pricing terms shall be subject to any additional terms and conditions set forth in Sections 4.4 and 4.5 below and in an applicable Order (such as forecast requirements, minimums and additional pricing assumptions).  Upon determining applicable Transaction Prices, Synchronoss shall provide a chart of such Transaction Prices for each Transaction Price to AT&T (the “Price Chart”).  Such Price Chart shall apply to applicable Transactions until modified or replaced pursuant to the terms of this Agreement or the Order.  Upon any such modification, a modified Price Chart shall be supplied.

4.3  “FTE Pricing” for Customer Care Support where a Transaction Price does not apply or is not available for a given program or program element (i.e. in a new program) shall be determined as follows:  ****.    For such program for such period, AT&T will be invoiced based on the ****.  Each ****.   Synchronoss shall notify AT&T prior to its consuming any **** to be invoiced as Overtime ****.   The foregoing pricing terms shall be subject to any additional terms and conditions set forth in an applicable Order (such as forecast requirements, minimums and pricing assumptions).

4.4  During periods where Customer Care Support is subject to an Exclusion (as defined in the applicable Order), in the event that Supplier determines that the number of available  Agents for support of Contacts or Manual Transaction Processing may be able to be augmented or maintained by retaining Agents outside of or following the conclusion of their scheduled shift where such retention would require Overtime **** for such Agents, Supplier shall notify AT&T of such potential availability.  Upon the written approval of AT&T, Supplier may bill, in addition to any Transaction Price, an amount of **** of the Baseline Rate **** applicable to the program for each Overtime **** authorized by AT&T (or other amount as agreed upon by the Parties in writing).

For the avoidance of doubt, the premiums in excess of base Transaction Prices or the applicable Baseline Rate ****(for FTE Pricing) set forth above are not billable to AT&T in the event that such Overtime **** are (i) not

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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approved by AT&T in writing, or (ii) consumed, at Supplier’s election, to maintain required service levels during periods where such Overtime **** are the result of Agent staffing shortages due to sick call outs or Agent attrition (and not the result of an Exclusion).

4.5  Pricing Assumptions

Except as otherwise set forth in an Order, the following terms (the “Price Assumptions”) shall apply to programs or program elements with Transaction Pricing:

i)                 Supplier and AT&T will meet once every **** (as requested by either Party) to review and adjust, in accordance with the terms set forth herein and the Order, the applicable Transaction Price where appropriate based on changes in CPH or as set forth in this Section 4.5 below.

ii)              In the event that the ASP Solution reporting data or Time Studies reveal a material change in Supplier’s or Customer Care Support costs greater than **** for a given Transaction Type, both Parties agree to review in detail the core reasons for such change.  Except to the extent where a change in processing costs is attributed to Supplier not meeting its performance obligations and not to a change in the process or applications supporting the process, then both Parties will negotiate in good faith a change in the pricing to reflect such change factoring such metrics as ****.

iii)           Supplier anticipates Customer Care Support for additional Transaction Types or Contact types may be added form time to time.  The fees for these new Transactions or Contact types could be priced at a different rate.  The fee for processing for such new Transactions Types or Contacts would be determined by the complexity and processing requirements associated with the Transaction and the Transaction Price for Manually Transactions Processing or Contacts will be determined (in accordance with the terms of Section 4.2) after a large enough sample size is processed by the ASP Solution and will be mutually agreed to in writing by both Parties.  During this period which shall not exceed ****, the Parties shall mutually agree on a price until an amendment to the Order is completed with mutually agreed upon pricing and associated SLA and remedies reflecting such new Transaction Types or Contacts.

iv)          New Customer Care Support elements or changes as set forth in this Section 4.5 above would be handled through a written change request.  New Contact support or Manual Transaction Processing will require an initial trial period that will produce a large enough sample size to provide Transaction Pricing (and the respective Transaction Price) for such Contacts or Manually Processing.  Service levels and remedies will not apply during the initial trial period, which shall not exceed **** unless mutually agreed by the Parties.

v)             Any modifications requested by AT&T that impact the CPH, configuration or processing methodology by Supplier may require adjustments to the fees herein.  Upon receipt and review of AT&T’s modification request, Supplier shall inform AT&T of any proposed increase to the fees. AT&T will have the sole option of whether or not to move forward with its requested modification.

vi)          Supplier shall be entitled to an additional period, not to exceed ****, upon a large ramp of Agents for a program or the addition, enhancement, upgrade or re-release of a material change to process or procedure requested by a AT&T, where the Parties agree (such agreement not to be unreasonably withheld) that such change can reasonably be expected to materially affect Supplier’s ability to meet one or more Service Levels (each, an “SL Relief Period”).  Such SL Relief Period shall apply only with respect to the Service Level(s) that the Parties agree are adversely affected by such addition, ramp, enhancement, upgrade, modification or re-release.  During a SL Relief Periods, Remedies shall not be imposed with regard to the affected Service Level(s) for the impacted Services, however, that Supplier shall use commercially reasonable efforts to meet the Services Levels.

vii)       In the event that daily Contact or Transaction volumes for a program element are not sufficient to support a staff of **** (as demonstrated by typical statistical evaluations used in the industry that take into consideration program SLAs), Supplier may require a reasonable minimum number of

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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Transactions and/or Contacts for such programs for such periods or elect to bill for such portion using FTE Pricing (as set forth in Section 4.2) above) applicable to the program.  In addition, the Parties shall agree on changes to the Transaction Price (and **** fees if applicable) for additions to the normal days or hours of operation for a given program prior to implementing such change.

viii)    In the event that Manual Transaction Processing or Contact processing times are materially increased (or CPH materially decreased) as a result of an error, delay or increased as a result of an error or failure of an AT&T (or its agents) provided application or system or other Exclusion, Supplier, shall notify AT&T of such condition and the Parties shall discuss options to address such condition.  Unless otherwise agreed by the Parties, Vendor, if such condition is not resolved in a reasonable period of time, Vendor, may, upon notification to AT&T, require for such impacted periods to bill using for Agents working such program during such period to be billed at the Baseline **** Rate **** applicable to the program in lieu of the applicable Transaction Price for Transactions or Contacts supported during such interval.

ix)          Pricing includes, for Inbound Calls, call recording with retention of such recordings for ****.  AT&T shall have access to such recordings, in accordance with processes mutually agreed upon by the Parties, for purposes off monitoring and evaluation of Customer Care Support quality.

5.0          ****

5.1 ****

5.2 ****

6.0          Additional Channels

AT&T may add additional Channels (which may be outside of AT&T eCommerce) to this Agreement at the same terms and conditions. In the event a new Channel requires material changes to the ****, Supplier shall inform AT&T of the cost variance and the Parties shall work together to

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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determine whether or not to increase or decrease the Hosting Fee set forth in Section 2.0 for such new Channel or all Channels, as applicable.

For example if the **** systems architecture consists of ****, which are of substantially similar cost to support and maintain to the existing systems architecture with no incremental costs for ****, the Hosting Fee for such new Channel would not exceed the then current **** Channel Hosting Fee.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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Appendix G — Prime Supplier MBE/WBE/DVBE Participation Plan

PRIME SUPPLIER MBE/WBE/DVBE PARTICIPATION PLAN

YEAR  REPORTING:

PRIME SUPPLIER NAME:

ADDRESS:

COMPANY E-MAIL:

TELEPHONE NUMBER:

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

(what product or service is the Prime Supplier providing to AT&T)

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM

(Prime Supplier should note their outreach activities to diverse suppliers, membership in National Diversity Organizations, commitment from company leadership on engaging diversity suppliers, etc.)

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.              GOALS

A. WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

MINORITY BUSINESS ENTERPRISES	(MBEs)	☐

WOMAN BUSINESS ENTERPRISES	(WBEs)	☐

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)		☐

B. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT:  $

C. WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

Multiply % in A. above against contract value listed in B. above

MINORITY BUSINESS ENTERPRISES (MBEs)	$

WOMAN BUSINESS ENTERPRISES (WBEs)	$

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	$

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

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2.              LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS

(what part of the Prime Suppliers supply chain provides opportunities for diversity subcontracting)

DETAILED PLAN FOR USE OF M/WBEs-DVBEs AS SUBCONTRACTORS, DISTRIBUTORS, VALUE ADDED RESELLERS

For every product and service you intend to use, provide the following information. (attach additional sheets if necessary)

Company Name	Classification (MBE/WBE/DVBE)	Products/Services to be provided	$ Value	Date to Begin

3.              SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

4.              THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN, SUBMIT SUMMARY REPORTS, AND COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

Within sixty (60) days from the Effective Date of this Agreement, Supplier shall email a copy of the initial annual plan to attsd@att.com.  Thereafter, Supplier shall furnish its monthly results to AT&T in accordance with instructions to be provided to Supplier following AT&T’s receipt of Supplier’s initial annual plan.

NAME:

TITLE:

TELEPHONE NUMBER:

AUTHORIZED SIGNATURE:

DATE:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

Appendix K — Approved Offshore Locations

Country(ies) where services are authorized by AT&T to be performed (Offshore Locations)	Services to be performed from this approved country	Name of Supplier, Affiliate, and/or Subcontractor performing the Services
****	****	****
****	****	****
****	****	****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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****	****	****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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Appendix O — Supplier Information Security Requirements (SISR)

(AT&T Supplier Information Security Requirements (SISR) — v5.1, September, 2012)

The following AT&T Supplier Information Security Requirements (“Security Requirements”) apply to Supplier, its affiliates, its subcontractors, and each of their employees and/or temporary workers, contractors, vendors and/or agents who perform any Services for, on behalf of, and/or through AT&T and/or other obligations (for the purpose of this Appendix, each or all “Supplier”) that include any of the following:

****

Supplier represents and warrants that during the term of the Agreement and thereafter (as applicable with respect to Supplier’s obligations under the Survival of Obligations clause) Supplier is, and shall continue to be, in compliance with its obligations as set forth herein. In addition to all other remedies specified in the Agreement, Supplier agrees that AT&T shall be entitled to seek an injunction, specific performance or other equitable relief and be reimbursed the costs (including reasonable attorney’s fees) by Supplier to enforce the obligations in these Security Requirements, including those that survive termination or expiration of the Agreement in accordance with the indemnification procedures and other limitations set forth in the Master Agreement. The provisions of this Appendix shall not be deemed to, and shall not, limit any more stringent security or other obligations of the Agreement. For the avoidance of doubt, these requirements apply to Supplier’s performance of Services from all locations, including primary, non-primary, remote, virtual, and/or telecommuting or telework locations, if any, used in connection with the Agreement. Section and paragraph headings contained in parentheses that follow the requirements below are for reference purposes only and are not to affect the meaning or interpretation of these Security Requirements.

AT&T reserves the right to update or modify its Security Requirements from time to time. Upon notification by AT&T of its need to modify the Security Requirements, Supplier agrees to promptly negotiate in good faith and expedite execution of an amendment to the Agreement to incorporate any such modification. Supplier acknowledges that AT&T may require modifications to Security Requirements:

1.              Upon extension or renewal of the Agreement;

2.              Upon any change in work scope or other substantive modification of the Agreement; or

3.              At such time that AT&T deems necessary.

Definitions:

Unless otherwise set forth or expanded herein, defined terms shall have the same meaning as set forth in the main body of the Agreement.

“Customer Facing System(s)” means an Information Resource(s) accessible from public networks, intended for use by AT&T and/or its customers, which resides in a ****, as defined below, and where that ****:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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****

Note: A Customer Facing System which also is used by AT&T employees, contractors, vendors or suppliers to perform work on behalf of AT&T is not considered a Customer Facing System when performing such work.

****

The following must only be located within the trusted internal network:

****

The following must not be located within the ****:

****

“Incident Management Process” is a Supplier-developed documented procedure to be followed in the event of an actual or suspected attack upon, intrusion upon, unauthorized access to, loss of, or other breach involving AT&T’s Information Resources.

“Information Resource(s)” means systems, applications, networks, network elements, and other computing and information storage devices, including smart phones, tablets, and USB memory sticks, and AT&T’s Information stored, transmitted, or processed with these resources in conjunction with supporting AT&T and/or used by Supplier in fulfillment of its obligations under the Agreement.

“Mobile and Portable Devices” means mobile and/or portable computers, devices, media and systems capable of being easily carried, moved, transported or conveyed that are used in connection with the Agreement. Examples of such devices include laptop computers, tablets, USB hard drives, USB memory sticks, Personal Digital Assistants (PDAs), and wireless phones, such as smartphones.

“Nonpublic Information Resources” means those Information Resources used under the Agreement to which access is restricted and cannot be gained without proper authorization and identification.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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“Sensitive Personal Information” or “SPI” means any information that: (a) requires a high degree of protection by law and where loss or unauthorized disclosure would require notification by AT&T to government agencies, individuals or law enforcement, and (b) any information that, if made public, could expose individuals to a risk of physical harm, fraud, or identity theft. Examples of SPI include, but are not limited to, social security numbers, national government issued identification numbers, such as passport and visa numbers, state- or province-issued identification numbers, drivers license numbers, dates of birth, bank account numbers, credit card numbers, customer authentication credentials, and Protected Health Information (PHI) as defined by the Health Insurance Portability and Accountability Act (HIPAA). Note: ****.

“Security Gateway” means a set of control mechanisms between two or more networks having different trust levels which filter and log traffic passing, or attempting to pass, between networks, and the associated administrative and management servers. Examples of Security Gateways include ****.

“Strong Authentication” means the use of authentication mechanisms and authentication methodologies stronger than the passwords required by Security Requirement 34 herein. Examples of Strong Authentication mechanisms and methodologies include digital certificates, two-factor authentication, and one-time passwords.

“Strong Encryption” means the use of encryption technologies with minimum key lengths of **** whose strength provides reasonable assurance that it will protect the encrypted information from unauthorized access and is adequate to protect the confidentiality and privacy of the encrypted information, and which incorporates a documented policy for the management of the encryption keys and associated processes adequate to protect the confidentiality and privacy of the keys and passwords used as inputs to the encryption algorithm.

In accordance with the foregoing, Supplier shall:

System Security

1.              Actively monitor industry resources (e.g., www.cert.org and pertinent software vendor mailing lists and websites) for timely notification of all applicable security alerts pertaining to Supplier’s Information Resources. (Security Alerts)

2.              At least ****, and in addition immediately following all significant changes and upgrades, scan externally-facing Information Resources related to the ASP Solution, including, but not limited to, networks, servers, and applications, with applicable industry-standard security vulnerability scanning software to uncover security vulnerabilities. (Externally-facing System Scanning)

3.              At least quarterly, and in addition immediately following all significant changes and upgrades, scan internal Information Resources, including, but not limited to, networks, servers, applications and databases, with applicable industry-standard security vulnerability scanning software to uncover security vulnerabilities, ensure that such Information Resources related to the ASP Solution are properly hardened as documented in Security Requirement 9 below, and identify any unauthorized wireless networks. (Internal System Scanning)

4.             RESERVED

5.              In environments where such technology is commercially available and to the extent practicable, deploy one or more Intrusion Detection Systems (IDS), Intrusion Prevention Systems (IPS), or Intrusion Detection and Prevention Systems (IDP) in an active mode of operation that monitors all traffic entering and leaving Information Resources in conjunction with the Agreement. (Intrusion Detection/Prevention Systems)

6.              Have and use a documented process to remediate security vulnerabilities in the Information Resources, including, but not limited to, those ****, and apply appropriate security patches promptly with respect to the probability that such vulnerability can be or is in the process of being exploited. (Remediating/Patching Service Vulnerabilities)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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7.              Assign security administration responsibilities for configuring host operating systems to specific individuals. (Security Administration Responsibilities)

8.              Ensure that its information security staff has reasonable and necessary experience in information and network security. (Necessary Staff Experience)

9.              Ensure that all of Supplier’s Information Resources are and remain ‘hardened’ including, but not limited to, ****. (Hardened Systems)

10.       Change all default account names and/or default passwords. (Changing Default Account Names and Passwords)

11.       Limit system administrator (also known as root, privileged, or super user) access to operating systems intended for use by multiple users only to individuals requiring such high-level access in the performance of their jobs. (Limit Super User Privileges)

12.       Require application, database, network and system administrators to restrict access by users to only the **** necessary for them to perform authorized functions. (Administrators to Restrict User Access)

Physical Security

13.       Ensure that all of Supplier’s Information Resources intended for use by multiple users are located in secure physical facilities with access limited and restricted to authorized individuals only. (Information Resources in Secure Facilities)

14.       Monitor and record, for audit purposes, access to the physical facilities containing Information Resources intended for use by multiple users used in connection with Supplier’s performance of its obligations under the Agreement. (Monitoring and Recording Access)

Network Security

15.       When providing Internet-based services to AT&T, protect AT&T’s Information by the implementation of a network DMZ. Web servers providing service to AT&T shall reside in the ****. Information Resources storing AT&T’s Information (such as application and database servers) shall reside in a trusted internal network. (Internet Services Must Use ****)

16.       Upon AT&T’s request, provide to AT&T a logical network diagram documenting the Information Resources (including, but not limited to, ****) that will support AT&T. (Provision of Logical Network Diagram)

17.       Have a documented process and controls in place to detect and handle unauthorized attempts to access AT&T’s Information. (Detection and Handling of Unauthorized Access)

18.       a.              Use Strong Encryption for the transfer of AT&T’s Information outside of AT&T- or Supplier-controlled facilities or when transmitting AT&T’s Information over any untrusted network.

b.              By no later than ****, always use Strong Encryption to protect AT&T’s customer proprietary network information (“CPNI”), as that term is defined in the Telecommunications Act of 1996, 47 U.S.C. §222 (h)(1), and

AT&T’s SPI when transmitted. Exception: Where elsewhere authorized in writing by AT&T, AT&T’s CPNI transmitted for distribution to AT&T’s customers may be exempted from this requirement.

(Note: This also applies to AT&T’s Information contained in email, or the attachments embedded within the email, as the case may be. For greater clarity, if, for example, the text in an email does not contain AT&T’s Information, but the embedded attachments within that email do contain AT&T’s Information, then the embedded attachments, but not the email, need to be encrypted.) (Encryption of Information in Transit)

19.       Require Strong Authentication for any remote access use of Nonpublic Information Resources. (Remote Access Authentication)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

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Information Security

20.       Isolate AT&T’s applications and AT&T’s Information from any other customer’s or Supplier’s own applications and information either by using ****or alternatively by using ****. (Separate AT&T’s Information from non-AT&T information)

21.       Have documented procedures for the secure backup and recovery of AT&T’s Information which shall include, at a minimum, procedures for the **** and, upon AT&T’s request, provide such documented procedures to AT&T. (Secure Backup, Transport, Storage and Disposal of AT&T’s Information)

22.       Maintain and, upon AT&T’s request, furnish to AT&T a documented business continuity plan that ensures that Supplier can meet its contractual obligations under the Agreement, including the requirements of any applicable Statement of Work or Service Level Agreement. Such plan shall include the requirement that the included procedures be regularly tested at least ****. Supplier shall promptly review its business continuity plan to address additional threat scenarios. (Business Continuity Plan)

23.       Use Strong Encryption to protect AT&T’s CPNI and AT&T’s SPI when stored. (Encryption at Rest/Storage)

24.       Limit access to AT&T’s Information, including, but not limited to, paper hard copies, only to authorized persons or systems. (Limit Access to AT&T’s Information Regardless of Form)

25.       Be compliant with any applicable government- and industry-mandated information security standards. (Examples of such standards include, but are not limited to, the Payment Card Industry-Data Security Standards (PCI-DSS), National Automated Clearing House Associates (NACHA) Rules, and Electronic Data Interchange (EDI) standards, and the information security requirements documented within laws, such as HIPAA.) (Compliance with Industry and Government Requirements)

26.       At no additional charge to AT&T:

a.              Upon AT&T’s request, provide copies of any of AT&T’s Information to AT&T within **** of such request.

b.              Return, or, at AT&T’s option, destroy all of AT&T’s Information, including electronic and hard copies, within **** after the sooner of:

i.                  expiration or Termination of the Agreement;

ii.               AT&T’s request for the return of AT&T’s Information; or

iii.            the date when Supplier no longer needs AT&T’s Information to perform Services under the Agreement.

c.               In the event that AT&T approves destruction as an alternative to returning AT&T’s Information, then certify in writing the destruction (e.g., ****) as rendering AT&T’s Information non-retrievable.

d.              In the event that Supplier needs to retain copies of AT&T’s Information more than **** past either the expiration or Termination of the Agreement, or AT&T’s request for the return or destruction of AT&T’s Information, Supplier shall be allowed to retain such copies when elsewhere agreed to in writing with AT&T. Exception: Copies of AT&T’s Information retained as part of a backup-and-recovery, business continuity or disaster recovery process may be retained for more than **** past the expiration or Termination of the Agreement without obtaining agreement in writing from AT&T allowing such retention provided that all such copies are destroyed within no more than **** of the date of creation. (Return of AT&T’s Information)

27.       Unless otherwise instructed by AT&T in writing, when collecting, generating or creating Information for, through or on behalf of AT&T or under the AT&T brand, ensure that such Information shall be AT&T’s Information and, whenever practicable, label such Information of AT&T as “AT&T Proprietary Information” or at a minimum, label AT&T’s Information as “Confidential” or “Proprietary”. Supplier acknowledges that AT&T’s Information shall remain AT&T-owned Information irrespective of labeling or the absence thereof. (Confidential or Proprietary Markings)

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

Identification and Authentication

28.       Assign unique UserIDs to individual users. (Unique UserIDs)

29.       Have and use a documented UserID lifecycle management process including, but not limited to, procedures for **** for all Information Resources and across all environments (e.g., production, test, development, etc.). Such process shall include review of access privileges and account validity to be performed at least ****. (UserID Life Cycle Management)

30.       Enforce the rule of least privilege (i.e., ****). (Rule of Least Privilege)

31.       Limit failed login attempts to no more than **** attempts and lock the user account upon reaching that limit. Access to the user account can be reactivated subsequently through a manual process requiring **** or, where such capability exists, can be automatically reactivated after at least ****. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Limit Failed Logins)

32.       Terminate interactive sessions, or activate a secure, locking screensaver requiring authentication, after a period of inactivity not to exceed ****. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Terminate Inactive Interactive Sessions)

33.      Require password expiration at regular intervals not to exceed ****. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Expire Passwords)

34.       a.              Use an authentication method based on the sensitivity of AT&T’s Information. Whenever authentication credentials are stored, Supplier shall protect them using Strong Encryption.

b.              When passwords are used, they shall be complex and shall at least meet the following password construction requirements:

****

Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from the password construction requirements.

c.               Applications housing more sensitive copies of AT&T’s Information, as identified in writing by AT&T, may require an authentication mechanism stronger than passwords. In such case the authentication mechanism shall be mutually agreed to in advance in writing. Examples of stronger authentication methods include ****. (Passwords and Construction Rules)

35.       Use a secure method for the conveyance of authentication credentials (e.g., passwords) and authentication mechanisms (e.g., tokens or smart cards). (Use Secure Method to Convey UserIDs and Passwords)

Warning Banner

36.       For AT&T branded products or services or for software developed for AT&T, display a warning banner on login screens or pages as specified in writing by AT&T. (Display Warning Banners)

Software and Data Integrity

37.       In environments related to the ASP Solution where antivirus software is commercially available and to the extent practicable, have current antivirus software installed and running to scan for and promptly remove or quarantine

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

viruses and other malware. (Note: For the avoidance of doubt, this requirement also applies to Mobile and Portable Devices where antivirus software is commercially available.) (Scan and Remove Viruses)

38.       Separate non-production Information Resources from production Information Resources. (Separate Production and Non-Production Information Resources)

39.       Have a documented change control process including back-out procedures for all production environments. (Software Change Control Process)

40.       For applications which utilize a database that allows modifications to AT&T’s Information, have logging features enabled and retain logs pertaining to access, change and modification by users logs for a minimum of ****. (Utilize Database Transaction Logging)

41.       a.              For all software developed under the Agreement, review such software to find and remediate security vulnerabilities during initial implementation and upon any modifications and updates.

b.              Where technically feasible, for all software used, furnished and/or supported under the Agreement, review such software to find and remediate security vulnerabilities during initial implementation and upon any modifications and updates. (Review Code for Vulnerabilities)

42.       Perform quality assurance testing for the security components (e.g., ****), as well as any other activity designed to validate the security architecture, during initial implementation and upon any modifications and updates. (Quality Assurance Test Security Components)

Privacy Issues

43.       Restrict access to any of AT&T’s CPNI and AT&T’s SPI to authorized individuals. (Restrict Access to AT&T CPNI and SPI)

44.       Not store AT&T’s CPNI and AT&T’s SPI on removable media (e.g., USB flash drives, thumb drives, memory sticks, tapes, CDs, or external hard drives) except: (a) for backup, business continuity, disaster recovery, and data interchange purposes as allowed and required under contract, and (b) using Strong Encryption. Exception: Where elsewhere authorized in writing by AT&T, AT&T’s CPNI stored for distribution to AT&T’s customers may be exempted from this requirement. (Control AT&T CPNI and SPI on Removable Media)

Monitoring and Auditing Controls

45.      Restrict access to security logs to authorized individuals, and protect security logs from unauthorized modification. (Restrict Access to Security Logs)

46.       Review, on no less than a **** basis, all security and security-related audit logs for anomalies and document and resolve all logged security problems in a timely manner. (Review Security Logs and Resolve Security Problems)

47.       Retain complete and accurate records relating to its performance of its obligations arising out of these Security Requirements and Supplier’s compliance herewith in a format that will permit assessment or audit for a period of no less than ****, or longer as may be required pursuant to a court order or civil or regulatory proceeding. Notwithstanding the foregoing, Supplier shall only be required to maintain security logs for a minimum of ****. (Retain Records)

48.       Permit AT&T to conduct an assessment or audit to verify Supplier’s compliance with its contractual obligations in connection with these AT&T Supplier Information Security Requirements. Upon AT&T’s request for audit, Supplier shall schedule a security audit to commence within **** from such request. In the event that AT&T, in its sole discretion, deems that a security breach has occurred, which has not been promptly reported to AT&T in compliance with the Supplier’s Incident Management Process, Supplier shall schedule the audit to commence within **** of AT&T’s notice requiring an audit. This provision shall not be deemed to, and shall not, limit any more stringent audit obligations permitting the examination of Supplier’s records contained in the Agreement. (Audit Rights)

49.       Within **** of receipt of the assessment or audit report, provide AT&T a written report outlining the corrective actions that Supplier has implemented or proposes to implement with the schedule and current status of

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

each corrective action. Supplier shall update this report to AT&T every ****reporting the status of all corrective actions through the date of implementation. Supplier shall implement all corrective actions within **** of Supplier’s receipt of the assessment or audit report. (Remediate Audit Findings)

Reporting Violations

50.       Have and use an Incident Management Process and promptly notify AT&T whenever there is an attack upon, intrusion upon, unauthorized access to, loss of, or other breach of AT&T’s Information Resources at:

a.              Asset Protection by telephone at 800-807-4205 from within the US and at 1-908-658-0380 from elsewhere, and

b.              Supplier’s contact within AT&T for Service-related issues.

(Maintain and Use Incident Response Procedures)

51.       After notifying AT&T whenever there is an attack upon, intrusion upon, unauthorized access to, loss of, or other breach of AT&T’s Information Resources, provide AT&T with regular status updates, including, but not limited to, actions taken to resolve such incident, at mutually agreed intervals or times for the duration of the incident and, within five (5) days of the closure of the incident, provide AT&T with a written report describing the incident, actions taken by the Supplier during its response and Supplier’s plans for future actions to prevent a similar incident from occurring. (Provide AT&T Incident Response Status and Final Resolution)

Software Development

52.       RESERVED

Security Policies and Procedures

53.       Ensure that all personnel, subcontractors or representatives performing work under this Agreement are in compliance with these Security Requirements. (All Work to Be In Compliance with SISR)

54.       RESERVED

55.      Return all AT&T-owned or -provided access devices (including, but not limited to, ****) as soon as practicable, but in no event more than **** after the sooner of: (a) expiration or Termination of the Agreement; (b) AT&T’s request for the return of such property; or (c) the date when Supplier no longer needs such devices. (Return all AT&T Owned or Provided Access Devices)

Mobile and Portable Devices

56          Use Strong Encryption to protect all of AT&T’s Information stored on Mobile and Portable Devices.

57          Use Strong Encryption to protect all of AT&T’s Information transmitted using or remotely accessed by network-aware Mobile and Portable Devices.

58          a.              When using network aware Mobile and Portable Devices that are not laptop computers to access and/or store AT&T’s Information, such devices must be capable of deleting all stored copies of AT&T’s Information upon receipt over the network of a properly authenticated command. (Note: Such capability is often referred to as a “remote wipe” capability.)

b.              Have documented policies, procedures and standards in place to ensure that the authorized individual who should be in physical control of a network-aware Mobile and Portable Device that is not a laptop computer and that is storing AT&T’s Information promptly initiates deletion of all AT&T’s Information when the device becomes lost or stolen.

c.               Have documented policies, procedures and standards in place to ensure that Mobile and Portable Devices that are not laptop computers and are not network aware, will automatically delete all stored copies of AT&T’s Information after no more than three times the number of consecutive failed login attempts documented within Security Requirement 31.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

59.      Have documented policies, procedures and standards in place which ensure that any Mobile and Portable Devices used to access and/or store AT&T’s Information:

a.              Are in the physical possession of authorized individuals;

b.              Are physically secured when not in the physical possession of authorized individuals; or

c.               Have their data storage promptly and securely deleted when not in the physical possession of authorized individuals nor physically secured.

60.       Prior to allowing access to AT&T’s Information stored on or through the use of Mobile and Portable Devices, Supplier shall have and use a process to ensure that:

a.              The user is authorized for such access; and

b.              The identity of the user has been authenticated.

61.       Implement a policy that prohibits the use of any Mobile and Portable Devices that are not administered and/or managed by Supplier or AT&T to access and/or store AT&T’s Information.

62.       Review, at least annually, the use of, and controls for, all Supplier-administered or -managed Mobile and Portable Devices to ensure that the Mobile and Portable Devices can meet the applicable Security Requirements.

Security Gateways

63.       Require Strong Authentication for administrative and/or management access to Security Gateways, including, but not limited to, any access for the purpose of reviewing log files.

64.       Have and use documented controls, policies, processes and procedures to ensure that unauthorized users do not have administrative and/or management access to Security Gateways, and that user authorization levels to administer and manage Security Gateways are appropriate.

65.       At least once every ****, ensure that Security Gateway configurations are hardened by selecting a sample of Security Gateways and verifying that each default rule set and set of configuration parameters ensures the following:

****

66.       Ensure that monitoring tools are used to validate that all aspects of Security Gateways (e.g., hardware, firmware, and software) are continuously operational.

67.      Ensure that all Security Gateways are configured and implemented such that all non-operational Security Gateways shall deny all access.

Wireless Networking

68.       When using **** based wireless networking technologies to perform or support Services for AT&T, ensure that all of AT&T’s Information transmitted is protected by the use of appropriate encryption technologies sufficient to protect the confidentiality of AT&T’s Information; provided, however, that in any event such encryption shall use no less than key lengths of ****. Exception: The use of **** wireless headsets, keyboards, microphones, and pointing devices, such as mice, touch pads, and digital drawing tablets, is excluded from this requirement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

Connectivity Requirements

69.       In the event that a data connection agreement, such as a “Master Data Connection Agreement,” “Data Connection Agreement,” and/or “Connection Supplement” (“DCA”) exists between the Parties, and incorporates the Agreement by reference, or is otherwise integrated with, or used to govern the Parties’ connectivity obligations under, this Agreement, agree that any information security requirements incorporated within such DCA are hereby superseded by the terms of these Security Requirements, effective as of the date these Security Requirements become effective under the Agreement, and the terms of such DCA are amended to require that the Security Requirements and not the information security requirements incorporated within the DCA are controlling in the Agreement (as well as any agreements subordinate to the Agreement). Notwithstanding the foregoing, the DCA remains in full force and effect for all other agreements between the Parties to which it applies.

70.       In the event that Supplier has, or will be provided, connectivity to AT&T’s or AT&T’s customers’ Nonpublic Information Resources in conjunction with this Agreement, then in addition to the foregoing:

a.              Use only the mutually agreed upon facilities and connection methodologies to interconnect AT&T’s and AT&T’s customers’ Nonpublic Information Resources with Supplier’s Information Resources.

b.              NOT establish interconnection to AT&T’s and AT&T’s customers’ Nonpublic Information Resources without the prior consent of AT&T.

c.               Provide AT&T access to any applicable Supplier facilities during normal business hours for the maintenance and support of any equipment (e.g., router) provided by AT&T under the Agreement for connectivity to AT&T’s and AT&T’s customers’ Nonpublic Information Resources.

d.              Use any equipment provided by AT&T under this Agreement for connectivity to AT&T’s and AT&T’s customers’ Nonpublic Information Resources only for the furnishing of those Services or functions explicitly authorized in the Agreement.

e.               If the agreed upon connectivity methodology requires that Supplier implement a Security Gateway, maintain logs of all sessions using such Security Gateway. These session logs must include sufficiently detailed information to identify the end user or application, origination IP address, destination IP address, ports/service protocols used and duration of access. These session logs must be retained for a minimum of ****.

71.       In the event that Supplier has, or will be provided, connectivity to AT&T’s or AT&T’s customers’ Nonpublic Information Resources in conjunction with this Agreement, in addition to other rights set forth herein, permit AT&T to:

a.              Gather information relating to access, including Supplier’s access, to AT&T’s and AT&T’s customers’ Nonpublic Information Resources. This information may be collected, retained and analyzed by AT&T to identify potential security risks without further notice. This information may include trace files, statistics, network addresses, and the actual data or screens accessed or transferred.

b.              Immediately suspend or terminate any interconnection to AT&T’s and AT&T’s customers’ Nonpublic Information Resources if AT&T, in its sole discretion, believes there has been a breach of security or unauthorized access to or misuse of AT&T data facilities or AT&T Information Resources.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

Appendix Z - AT&T’s Vendor Expense Policy (Updated 1/11/2013)

1.0       General

The AT&T Vendor Expense Policy (VEP) provides guidelines to be followed by all vendors of AT&T in requesting reimbursement for business travel, meals and other business related expense.  Expenses outside this policy are not reimbursable.

The following principles apply to requests for expense reimbursement:

When spending money that is to be reimbursed, vendors must ensure that an AT&T Company (“Company”) receives proper value in return.

Personal expenditures reported for reimbursement should be billed exactly as they were incurred.  The use of averages for any type expenditure or combination of expenditures is not permitted except as specifically provided or documented in a contract.

Every vendor and AT&T employee who certifies or approves the correctness of any voucher or bill should have reasonable knowledge the expense and amounts are proper and reasonable.  In the absence of the adoption of such policy, or existing contractual agreements, these guidelines are considered the minimum requirements for requesting reimbursement of Company funds.

Deviations from this VEP must be approved in writing by the sponsoring Senior Manager or Officer of an AT&T Company.

Receipts will be requested and reviewed for any unusual or out of the ordinary expenses or where the approver cannot make a reasonable determination of the propriety of the invoice without a receipt.

1.1 Non-Reimbursable Expenses

The following is a list, although not all inclusive, of expenses considered not reimbursable:

•                  Airline club membership fees, dues, or upgrade coupon

•                  Barber/Hairstylist/Beautician Expenses

•                  Birthday cakes, lunches, balloons, and other personal celebration/recognition costs

•                  Break-room supplies for the vendor, such as coffee, creamer, paper products, soft drinks, snack food

•                  Car rental additional fees as an example:  Global Positioning System (GPS) devices, or fee charged for airline frequent flyer miles.

•                  Car Washes

•                  Clothing, personal care items, and toiletries

•                  Credit card fees

•                  Dependent care

•                  Entertainment expenses

•                  Expenses associated with spouses or other travel companions

•                  Expenses to cover meals or expenses for an AT&T employee, whether in a home location or on official travel

•                  Flowers, cards and gifts

•                  Health Club and Fitness facilities

•                  Hotel pay-per-view movies, Video Games and/or mini bar items

•                  Hotel no-show or cancellation charges

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

•                  Insurance for rental car and or flight

•                  Internet access in hotels  (added to 3.5)

•                  Laundry (except when overnight travel is required for 7 or more consecutive nights)

•                  Lawn care

•                  Lost: luggage, cash, personal items and valuables, and tickets

•                  Magazines & newspapers

•                  Meals not consistent with AT&T’s Global Employee Expense Policy and or meals not directly required for doing business on the AT&T account (e.g. vendors cannot voucher lunch with each other simply to talk about AT&T)

•                  Medical supplies

•                  Membership fees to exercise facilities or social/country clubs

•                  Movies purchased while on an airplane

•                  Office expenses of vendors for example: a calendar

•                  PC, cell phone, and other vendor support expenses (unless specifically authorized in the agreement)

•                  Personal entertainment

•                  Phone usage on airline unless AT&T business emergency

•                  Safe rentals during a hotel stay

•                  Souvenirs, personal gifts

•                  Surcharges for providing fast service (not related to delivery charges such as FedEx, UPS, etc.).  AT&T expects all vendors to complete the terms of contracts in the shortest period practicable.  Charges for shortening the timeframe in which contracts are fulfilled are not permissible.

•                  Tips for housekeeping and excessive tips, i.e., in excess of 15% to 18% of cost of meal or services, excluding tax

•                  Tobacco Products

•                  Traffic or Parking Fines

•                  Travel purchased with prepaid air passes.

•                  Upgrades on airline, hotel, or car rental fees

•                  Water (bottled or dispensed by a supplier), (unless authorized for specific countries where it is recommended that bottled water is used)

•                  Fee charged for advanced reservation for airport parking

The failure to comply with the above mentioned restrictions will result in the Company refusing payment of charges or pursuing restitution from the vendor.

2.0 Responsibilities

2.1 Vendor’s Responsibility

AT&T’s sponsoring managers will ensure that vendors have been covered on this policy prior to incurring any expenditure.  Vendors and their sponsoring AT&T managers are responsible for clarifying any questions or uncertainties they may have relative to reimbursable business expenses.

It is mandatory that financial transactions are recorded in a timely manner. Out-of-pocket business expense(s) for vendors that are not submitted for reimbursement within 90 calendar days from the date incurred are considered non-reimbursable. Company managers who are responsible for approving reimbursable expenses of vendors should ensure they are submitted and approved in a timely manner.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

3.0 Travel Policy

Vendors must first consider the feasibility of using videoconferencing or teleconferencing as an alternative to travel.  Travel that is to be reimbursed by AT&T should be incurred only as necessary and pre-approved by AT&T (unless otherwise authorized in the agreement).

AT&T reserves the right to dispute any expense submittal and if not verifiable as valid may reject reimbursement.  Reimbursements will be made to vendor only after expenses are verified as valid.

3.1 Travel Authorization

Travel requiring overnight stays must be pre-approved by the sponsoring AT&T 3rd Level Manager or above and should be approved only if it is necessary for the vendor to travel to perform required work.

3.2 Travel Reservations

Vendors are expected to procure the most cost efficient travel arrangements, preferably equivalent to the AT&T discount rate.  AT&T does not reimburse for travel purchased with prepaid air passes.

3.3 Travel Expense Reimbursement

Vendor travel expenses incurred for company business are reimbursable only as specified in these guidelines. Travel expenses may include the following:

•                  Transportation (airfare or other commercial transportation, car rental, personal auto mileage, taxi and shuttle service)

•                  Meals and lodging

•                  Parking and tolls

•                  Tips/porter service (if necessary and reasonable)

•                  Vendors who stay with friends or relatives or other vendor employees while on a Company business trip will NOT be reimbursed for lodging, nor will they be reimbursed for expenditures made to reciprocate their hospitality by buying groceries, being host at a restaurant, etc.

The expense must be ordinary and necessary, not lavish or extravagant, in the judgment of the AT&T sponsoring management.  Any reimbursement request must be for actual expenditures only.

3.4 Air Travel Arrangements

Vendors must select lowest logical airfare (fares available in the market at the time of booking, preferably well in advance of trip to attain lowest possible airfare). Vendors shall book coach class fares for all travel at all times. First class bookings are not reimbursable. Vendors can request business class when a single segment of flight time (“in air time” excluding stops, layovers and ground time) is greater than 8 hours providing the relevant manager pre-approves.

3.5 Hotel Arrangements

AT&T has established Market-Based Room Rate Guidelines for vendors to reference when making hotel reservations in the United States (see Addendum A).  U.S. vendors traveling outside the U.S. should reference the

GSA, Government Per Diem as a guide: http://aoprals.state.gov/web920/per_diem.asp. Non-US vendors may use these dollar per diems as a guide, but any locally specified per diems will take precedence. Vendors are expected to abide by these guidelines when making hotel arrangements or use specified AT&T preferred hotels/maximum location rates or reasonably priced hotels outside of the U.S... The AT&T vendor manager can advise which hotel/max rate to use if there is a hotel in the location concerned. AT&T will only reimburse vendors up to the established room rate guideline/AT&T preferred hotel rate in each market, or for actual hotel lodging charges incurred, whichever is less.

There must be a strong business justification for incurring any cost for internet access, and a request for reimbursement must be accompanied by a detailed explanation regarding reason for charge.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

Note: Vendors must indicate the number of room nights on the transaction line when invoicing for reimbursement of hotel expenses.  Copies of all hotel bills must be made available for any invoice containing lodging charges.

3.6 Ground Transportation

While away from their home location overnight, vendors are expected to utilize rapid transit or local shuttle service.  If the hotel provides a complimentary shuttle, vendors are to use this service before paying for transportation.  If complimentary service is not provided a taxi or other local transportation is reimbursable as a business expense.  Tips provided to taxi drivers cannot exceed 15% of the value of the total fare.

A rental car is appropriate when the anticipated business cost is less than that of other available public transportation.  Except to the extent necessary to accommodate several travelers and/or luggage requirements, vendors will not be reimbursed for automobile rentals other than economy or mid-sized/intermediate models.

“Loss Damage Waiver” and “Extended Liability Coverage” are not considered reimbursable in the US. Prepaid fuel or refueling charges at the time of return are not reimbursable. Rental cars should be refueled before returning to the rental company, since gas purchased through the rental company carries an expensive refueling service charge.

3.7 Use of Personal Vehicle

When use of personal vehicle is required, the current locally approved mileage rate for miles driven for the business portion of the trip should be the maximum used to determine the amount to be reimbursed.

3.8 Parking

If airport parking is necessary, vendors must use long term parking facilities.  Additional costs for short term, valet or covered parking are not reimbursable.

3.9 Entertainment

Entertainment expense is not reimbursable to vendors.  Entertainment includes meal expense involving AT&T personnel, golf fees, tickets to events and related incidental expenses.  Hotel charges for a pay-per-view movie, individual sightseeing tours, or other individual activities (i.e., golf, sporting event, movie, etc.) are not reimbursable.

3.10 Laundry and Cleaning

Reasonable laundry charges during business trips of seven or more consecutive nights are reimbursable based on actual expenses incurred.

3.11 Communications

•                  The actual cost of landline telephone calls for AT&T business is reimbursable.  The use of AT&T products is required when available.

•                  AT&T will not reimburse vendors for cell phone bills unless approved under the contract.  With prior consent of the sponsoring AT&T Senior Manager, only individual calls that exceed a vendor’s rate plan that are necessary to conduct business for AT&T may be reimbursed.

•                  Charges for high speed internet access are not reimbursable unless specifically approved in the contract.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

3.12 Business Meals (Travel and Non-Travel)

Vendors are expected to find reasonably priced dining alternatives. As a general rule, vendors are expected to spend USD $42.00 or less per day (or local currency equivalent) inclusive of tax and gratuity or to abide by the legally specified per diem applicable in the Vendor’s country.  This includes all meals, beverages and refreshments purchased during the day.  Requests for reimbursement should break out the amount for meals and list the related number of travel days.  If breakfast is offered as part of the hotel accommodation rate, no additional reimbursement will be permitted for breakfast. Vendors may not submit expenses to cover meals or expenses for an AT&T employee, whether in a home location or on official travel.

AT&T managers authorizing invoices will be held accountable for ensuring that vendors are following this policy and are spending Company funds economically.

3.13 Flowers, Greeting Cards, Gifts and Incentive Awards

The cost of gifts, flowers, birthday lunches, or greeting cards is considered a personal expense and is not reimbursable.  For example, vendors making a donation or providing a gift for a fund-raiser for AT&T may not submit such an expense to AT&T for reimbursement.

3.14 Loss or Damage to Personal Property

The Company assumes no responsibility for loss or damage to a vendor’s personal property during business functions or hours.

3.15 Publications

Subscriptions to or purchases of magazines, newspapers and other publications are not reimbursable.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

AT&T U.S. 2013 Hotel Room Rate Only Guidelines

This Chart applies to the U.S. locations. For Travel outside of the U.S., travelers should exercise prudent judgment and select reasonably priced hotels, based on local market conditions.  Employees traveling outside the U.S. should reference the GSA, Government Per Diems as a guide. http://aoprals.state.gov/web920/per_diem.asp

***U.S. Cities not listed on this Hotel Room Rate Only Guideline Matrix, default to $110.00 nightly rate.  On occasion an AT&T Preferred Property may exceed the rate guideline for a season (s) or particular city, but has been added due to demand within the market.  However, if an alternate Preferred Property within the guideline is offered it should be accepted when available.

You may select the Preferred Property that is over the Guideline if it is the option that is available, selecting the appropriate reason code.

City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line
Anchorage	AK	$200	San Luis Obispo	CA	$150	Des Plaines	IL	$120	Festus	MO	$90	Elk City	OK	$90
Fairbanks	AK	$150	San Mateo	CA	$210	Downers Grove	IL	$100	Independence	MO	$70	Idabel	OK	$90
Glennallen	AK	$135	San Rafael	CA	$145	Elk Grove	IL	$120	Jackson	MO	$70	McAlester	OK	$90
Juneau	AK	$160	San Ramon	CA	$170	Elmhurst	IL	$95	Joplin	MO	$90	Miami	OK	$90
Ketchikan	AK	$150	Santa Ana	CA	$145	Fairview Heights	IL	$90	Kansas City	MO	$140	Midwest	OK	$90
Kodiak	AK	$140	Santa Clara	CA	$190	Gurnee	IL	$90	Kennett	MO	$70	Moore	OK	$90
Soldotna	AK	$160	Santa Monica	CA	$285	Hoffman Estates	IL	$120	Kirkwood	MO	$90	Norman	OK	$90
Valdez	AK	$145	Santa Rosa	CA	$120	Libertyville	IL	$100	Lees Summit	MO	$95	Oklahoma City	OK	$125
Alexander City	AL	$90	South San Francisco	CA	$130	Lincolnshire	IL	$135	Maryland Heights	MO	$70	Owasso	OK	$90
Birmingham	AL	$125	Southington	CA	$135	Lisle	IL	$140	Merriam	MO	$90	Ponca City	OK	$115
Decatur	AL	$90	Stevenson Ranch	CA	$90	Lombard	IL	$135	Poplar Bluff	MO	$90	Tahlequah	OK	$90
Dothan	AL	$120	Susanville	CA	$90	Mattoon	IL	$90	Springfield	MO	$95	Coos Bay	OR	$90
Florence	AL	$130	Temecula	CA	$125	Moline	IL	$100	St. Charles	MO	$95	Lake Oswego	OR	$100
Fultondale	AL	$95	Thousand Oaks	CA	$135	Mt. Vernon	IL	$90	St. Louis	MO	$125	Medford	OR	$90
Gadsen	AL	$80	Torrance	CA	$125	Naperville	IL	$95	Clinton	MS	$90	Portland	OR	$155
Huntsville	AL	$125	Universal City	CA	$170	Northbrook	IL	$115	D’Iberville	MS	$90	Tigard	OR	$100
Montgomery	AL	$90	Vacaville	CA	$125	Oak Brook	IL	$135	Gulfport	MS	$130	Allentown	PA	$95
Mobile	AL	$125	Valencia	CA	$120	Ofallon	IL	$70	Hattiesburg	MS	$115	Audubon	PA	$125
Sylacouga	AL	$80	Van Nuys	CA	$115	Orland Park	IL	$90	Jackson	MS	$125	Bensalem	PA	$90
Tuscaloosa	AL	$95	Visalia	CA	$90	Palatine	IL	$90	Madison	MS	$120	Bethlehem	PA	$115
Blytheville	AR	$95	Walnut Creek	CA	$150	Peoria	IL	$130	McComb	MS	$90	Berwyn	PA	$176
Bryant	AR	$90	Watsonville	CA	$90	Rolling Meadows	IL	$90	Meridian	MS	$100	Coraopolis	PA	$120
Camden	AR	$95	West Lake Village	CA	$135	Rosemont	IL	$120	Natchez	MS	$70	Essington	PA	$125
El Dorado	AR	$95	West Sacramento	CA	$90	Schaumburg	IL	$120	Ocean Springs	MS	$90	Glen Mills	PA	$140
Fayetteville	AR	$90	Willits	CA	$90	Springfield	IL	$95	Pearl	MS	$95	Harrisburg	PA	$120
Fort Smith	AR	$100	Yuba City	CA	$120	St. Charles	IL	$90	Ridgeland	MS	$125	King of Prussia	PA	$140
Hardy	AR	$70	Yorba Linda	CA	$90	Tinley Park	IL	$130	Southaven	MS	$115	Langhorn	PA	$120
Hot Springs	AR	$90	Aurora	CO	$165	Vernon Hills	IL	$90	Tupelo	MS	$90	New Castle	PA	$120
Johnson	AR	$95	Boulder	CO	$185	Warrenville	IL	$120	Bozeman	MT	$120	Philadelphia	PA	$176
Lake Village	AR	$70	Colorado Springs	CO	$125	Westmont	IL	$90	Helena	MT	$120	Pittsburgh	PA	$155
Little Rock	AR	$130	Denver	CO	$185	Willowbrook	IL	$95	Kalispell	MT	$100	State College	PA	$90

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line
Magnolia	AR	$70	Englewood	CO	$115	Bloomington	IN	$90	Carolina Beach	NC	$120	Uniontown	PA	$115
Malvern	AR	$90	Fort Collins	CO	$120	Carmel	IN	$115	Charlotte	NC	$125	Wayne	PA	$140
Monticello	AR	$95	Greenwood Village	CO	$125	Columbus	IN	$90	Durham	NC	$140	Coventry	RI	$90
Mountain Home	AR	$70	Glastonbury	CT	$155	Evansville	IN	$120	Fayetteville	NC	$120	Lincoln	RI	$150
North Littlerock	AR	$90	Groton	CT	$130	Fishers	IN	$90	Gastonia	NC	$90	Middletown	RI	$120
Pine Bluff	AR	$95	Hamden	CT	$100	Fort Wayne	IN	$100	Goldsboro	NC	$90	Providence	RI	$180
Rogers	AR	$135	Hartford	CT	$90	Indianapolis	IN	$120	Greensboro	NC	$125	Aiken	SC	$90
Russellville	AR	$90	Meriden	CT	$90	Kokomo	IN	$90	Hickory	NC	$90	Anderson	SC	$95
Springdale	AR	$90	New Haven	CT	$140	Madisonville	IN	$90	Raleigh	NC	$125	Charleston	SC	$140
Texarkana	AR	$90	New London	CT	$95	Muncie	IN	$70	Research Triangle Park	NC	$95	Columbia	SC	$115
VanBuren	AR	$90	Norwalk	CT	$135	Sellersburg	IN	$90	Shelby	NC	$90	Duncan	SC	$90
West Memphis	AR	$90	Rocky Hill	CT	$115	South Bend	IN	$90	Winston Salem	NC	$100	Florence	SC	$100
Chandler	AZ	$135	Shelton	CT	$130	Colby	KS	$70	Wrightsville	NC	$120	Myrtle Beach	SC	$150
Douglas	AZ	$90	Stamford	CT	$115	Dodge City	KS	$70	Fargo	ND	$95	North Charleston	SC	$125
Flagstaff	AZ	$100	Stratford	CT	$135	Hays	KS	$95	Omaha	NE	$160	Fort Pierre	SD	$115
Mesa	AZ	$125	Wallingford	CT	$125	Liberal	KS	$70	Manchester	NH	$95	Brentwood	TN	$115
Phoenix	AZ	$150	Waterford	CT	$125	Merriam	KS	$90	Portsmouth	NH	$150	Crossville	TN	$70
Rio Rico	AZ	$90	West Haven	CT	$100	Overland Park	KS	$125	Basking Ridge	NJ	$200	Franklin	TN	$115
Scottsdale	AZ	$185	Washington	DC	$325	Salina	KS	$70	Bernardsville	NJ	$200	Germantown	TN	$115
Tempe	AZ	$135	Wilmington	DE	$185	Shawnee	KS	$120	Bridgewater	NJ	$245	Johnson City	TN	$100
Tucson	AZ	$160	Altamonte Springs	FL	$115	Topeka	KS	$100	Cranbury	NJ	$120	Memphis	TN	$125
Anaheim	CA	$135	Aventura	FL	$140	Ashland	KY	$95	Eatontown	NJ	$120	Nashville	TN	$130
Arcadia	CA	$150	Boca Raton	FL	$155	Covington	KY	$140	Edison	NJ	$130	Addison	TX	$150
Auburn	CA	$115	Boynton Beach	FL	$140	Louisville	KY	$145	Elizabeth	NJ	$120	Alpine	TX	$90
Bakersfield	CA	$90	Coconut Grove	FL	$150	Paducah	KY	$120	Fair Lawn	NJ	$120	Arlington	TX	$125
Barstow	CA	$100	Dania Beach	FL	$135	Alexandria	LA	$125	Florham Park	NJ	$180	Austin	TX	$135
Berkeley	CA	$145	Daytona	FL	$95	Baton Rouge	LA	$120	Hazlet	NJ	$95	Beaumont	TX	$95
Buena Park	CA	$120	Fort Lauderdale	FL	$150	Covington	LA	$125	Jersey City	NJ	$200	Bedford	TX	$90
Burbank	CA	$150	Fort Walton	FL	$130	Gretna	LA	$95	Lyndhurst	NJ	$150	Brownsville	TX	$90
Burlingame	CA	$150	Gainesville	FL	$115	Houma	LA	$95	Mahwah	NJ	$150	Corpus Christi	TX	$115
Calistoga	CA	$135	Hallandale	FL	$160	Kenner	LA	$120	Morristown	NJ	$200	Dallas	TX	$155
Campbell	CA	$125	Indialantic	FL	$125	La Place	LA	$120	Mt. Laurel	NJ	$100	El Paso	TX	$130
Capitola	CA	$150	Jacksonville	FL	$130	Metairie	LA	$140	Newark	NJ	$155	Fort Worth	TX	$145
Carlsbad	CA	$165	Jacksonville Beach	FL	$115	Monroe	LA	$115	Paramus	NJ	$130	Frisco	TX	$125
Carson	CA	$135	Key Largo/Tavernier	FL	$125	New Orleans	LA	$160	Parsippany	NJ	$200	Grapevine	TX	$155
Castro Valley	CA	$90	Key West	FL	$215	Shreveport	LA	$120	Piscataway	NJ	$155	Houston	TX	$135
Cerritos	CA	$150	Lake City	FL	$90	Boston	MA	$285	Ramsey	NJ	$90	Irving	TX	$145
Chico	CA	$90	Lake Mary	FL	$115	Burlington	MA	$200	Red Bank	NJ	$140	Laredo	TX	$135
City of Industry	CA	$125	Maitland	FL	$115	Cambridge	MA	$250	Saddle Brook	NJ	$120	Lubbock	TX	$100

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line
Clovis	CA	$100	Marathon	FL	$135	Dedham	MA	$150	Short Hills	NJ	$165	Mcallen	TX	$95
Commerce	CA	$130	Melbourne	FL	$125	Foxborough	MA	$140	Somerset	NJ	$140	Mesquite	TX	$90
Concord	CA	$140	Miami	FL	$155	Framingham	MA	$165	Teaneck	NJ	$120	Midland	TX	$120
Coronado	CA	$165	Miami Beach	FL	$155	Lowell	MA	$120	Tinton Falls	NJ	$140	Orange	TX	$100
Costa Mesa	CA	$115	Orlando	FL	$125	Mansfield	MA	$120	Warren	NJ	$150	Pharr	TX	$90
Cupertino	CA	$180	Palm Beach	FL	$135	Marlborough	MA	$150	Whippany	NJ	$200	Plano	TX	$130
Del Mar	CA	$140	Panama City	FL	$150	Natick	MA	$165	Woodcliff Lake	NJ	$200	Richardson	TX	$130
Dublin	CA	$130	Pensacola	FL	$150	Newton	MA	$200	Albuquerque	NM	$120	San Antonio	TX	$150
El Segundo	CA	$160	Sarasota	FL	$135	Stoughton	MA	$165	Carlsbad	NM	$120	Shertz	TX	$115
Emeryville	CA	$135	St. Petersburg	FL	$140	Westborough	MA	$135	Farmington	NM	$115	Waxahachie	TX	$90
Escondido	CA	$100	Sunrise	FL	$120	Annapolis	MD	$115	Las Vegas	NV	$145	The Woodlands	TX	$130
Fairfield	CA	$100	Tallahassee	FL	$120	Baltimore	MD	$140	Pahrump	NV	$90	Cedar City	UT	$125
Fort Bragg	CA	$135	Tamarac	FL	$120	Bethesda	MD	$185	Albany	NY	$125	Ogden	UT	$130
Fresno	CA	$125	Tampa	FL	$145	Chevy Chase	MD	$210	Brooklyn	NY	$160	Salt Lake City	UT	$135
Garden Grove	CA	$135	Vero Beach	FL	$100	Columbia	MD	$135	Buffalo	NY	$140	Alexandria	VA	$180
Glendale (North)	CA	$180	West Palm Beach	FL	$135	Frederick	MD	$125	Cheektowaga	NY	$115	Arlington	VA	$215
Hawthorne	CA	$135	Athens	GA	$115	Greenbelt	MD	$155	East Syracuse	NY	$125	Chantilly	VA	$200
Hayward	CA	$95	Atlanta	GA	$160	Hanover	MD	$140	Fishkill	NY	$150	Charlottesville	VA	$120
Hollywood	CA	$200	Augusta	GA	$130	Linthicum	MD	$140	Jamaica	NY	$120	Dulles	VA	$170
Irvine	CA	$160	Carrollton	GA	$95	Linthicum Heights	MD	$140	Melville	NY	$180	Fairfax	VA	$180
La Jolla	CA	$185	Columbus	GA	$125	National Harbor	MD	$175	New York	NY	$385	Falls Church	VA	$210
La Mirada	CA	$130	Conyers	GA	$90	Portland	ME	$120	Newburgh	NY	$125	Herndon	VA	$200
Lompoc	CA	$140	Covington	GA	$90	South Portland	ME	$160	Plainview	NY	$200	Norfolk	VA	$155
Long Beach	CA	$160	Decatur	GA	$115	Battlecreek	MI	$90	Rochester	NY	$145	Reston	VA	$180
Los Angeles	CA	$185	Dublin	GA	$90	Benton Harbor	MI	$120	Rockville Center	NY	$115	Richmond	VA	$135
Manhattan Beach	CA	$170	Duluth	GA	$90	Canton	MI	$90	Syracuse	NY	$130	Springfield	VA	$150
Merced	CA	$120	Griffin	GA	$90	Comstock	MI	$90	Tarrytown	NY	$200	Sterling	VA	$120
Milpitas	CA	$165	Kennesaw	GA	$125	Detroit	MI	$135	Verona	NY	$155	Tysons Corner	VA	$225
Modesto	CA	$95	Lawrenceville	GA	$90	Farmington Hills	MI	$90	Vestal	NY	$130	Vienna	VA	$225
Montebello	CA	$120	Norcross	GA	$90	Holland	MI	$90	West Harrison	NY	$200	Virginia Beach	VA	$135
Monterey	CA	$150	Peachtree City	GA	$120	Kentwood	MI	$95	White Plains	NY	$200	Williamsburg	VA	$120
Mount Shasta	CA	$120	Roswell	GA	$90	Lansing	MI	$115	Woodbury	NY	$150	South Burlington	VT	$125
Mountain View	CA	$165	Savannah	GA	$115	Livonia	MI	$100	Akron	OH	$100	Bellevue	WA	$200
Napa	CA	$165	Tifton	GA	$70	Marquette	MI	$90	Beachwood	OH	$115	Bothell	WA	$145
Newport Beach	CA	$170	Villa Rica	GA	$70	Northville	MI	$90	Boardman	OH	$95	Kirkland	WA	$180
Oakland	CA	$130	Honolulu	HI	$230	Norton Shores	MI	$125	Centerville	OH	$95	Lynnwood	WA	$130
Ontario	CA	$120	Kailua Kona	HI	$150	Novi	MI	$95	Columbus	OH	$135	Redmond	WA	$215
Palm Desert	CA	$95	Kihei	HI	$200	Port Huron	MI	$90	Dayton	OH	$100	Seattle	WA	$180
Palo Alto	CA	$325	Waikoloa	HI	$200	Romulus	MI	$120	Gahanna	OH	$90	Spokane	WA	$120

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

SG021306.S.025

City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line	City	St	2013 Guide line
Pasadena	CA	$165	Coralville	IA	$125	Saginaw	MI	$135	Gallipolis	OH	$90	Woodinville	WA	$200
Pleasanton	CA	$135	DesMoines	IA	$135	Traverse City	MI	$120	Independence	OH	$125	Green Bay	WI	$90
Rancho Cordova	CA	$95	Johnston	IA	$120	Troy	MI	$120	Lancaster	OH	$90	Kenosha	WI	$90
Redding	CA	$95	Urbandale	IA	$90	Walker	MI	$90	Mayfield Village	OH	$95	Kimberly	WI	$90
Redondo Beach	CA	$130	West DesMoines	IA	$120	Warren	MI	$115	Miamisburg	OH	$80	Madison	WI	$95
Redwood City	CA	$130	Ammon	ID	$90	Baxter	MN	$90	North Olmsted	OH	$120	Milwaukee	WI	$135
Reseda	CA	$95	Boise	ID	$120	Bloomington	MN	$140	Orange Village	OH	$90	Mukwonago	WI	$70
Richmond	CA	$125	Clarkston	ID	$90	Cedar Rapids	MN	$120	Perrysburg	OH	$90	Oshkosh	WI	$90
Riverside	CA	$130	Alsip	IL	$70	Edina	MN	$115	Pickerington	OH	$90	Racine	WI	$70
Rocklin	CA	$115	Arlington Heights	IL	$120	Minneapolis	MN	$185	Poland	OH	$90	Waukesha	WI	$70
Rohnert Park	CA	$125	Barrington	IL	$70	St. Paul	MN	$125	Reynoldsburg	OH	$70	Wauwatosa	WI	$90
Rosemead	CA	$135	Bedford Park	IL	$160	Arnold	MO	$90	Richfield	OH	$90	Barboursville	WV	$90
Sacramento	CA	$135	Bourbonnais	IL	$90	Bridgeton	MO	$125	Springfield	OH	$95	Charleston	WV	$140
Salinas	CA	$155	Champaign	IL	$90	Chesterfield	MO	$115	Altus	OK	$70	Huntington	WV	$115
San Diego	CA	$180	Chicago	IL	$180	Columbia	MO	$90	Ardmore	OK	$90	Marietta	WV	$90
San Francisco	CA	$250	Collinsville	IL	$90	Earth City	MO	$115	Bartlesville	OK	$100	Casper	WY	$100
San Gabriel	CA	$140	Danville	IL	$90	Fairview	MO	$90	Clinton	OK	$70	Gillette	WY	$100
San Jose	CA	$170	Decatur	IL	$90	Fenton	MO	$90	Edmond	OK	$90	Jackson	WY	$160
San Leandro	CA	$115

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

CONFIDENTIAL TREATMENT REQUESTED

Order

No. SG021306.S.025.S.001

Between

Synchronoss Technologies, Inc.

And

AT&T Services, Inc.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1

CONFIDENTIAL TREATMENT REQUESTED

Order

This Order No. SG021306.S.025.S.001 (the “Order”) is by and between Synchronoss Technologies, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties,” and shall be governed pursuant to the terms and conditions of that certain Subordinate Material and Services Agreement No. SG021306.S.025 dated August 1, 2013 (the “Agreement”) between Supplier and AT&T, which by this reference are incorporated as if fully set forth herein.  Unless otherwise stated in this Order, all terms defined in the Agreement shall have the same meaning in this Order.  Any terms and conditions in this Order that modify, vary from or are inconsistent with the terms and conditions of the Agreement shall apply to this Order only.  If there is an inconsistency or conflict between the terms and conditions of this Order and the Agreement, the terms of this Order shall control with respect to the subject matter of this Order.

1.                                      Definitions:

Terms not defined herein shall have the meaning assigned in the Agreement or Master Agreement.

Term	Definition
Automation Report

For Customer Orders in a Customer Order Class that is Automation Eligible, the report shows the (a) total number of Customer Orders of such Order Class Completed in such **** that were Automated Orders in a given month, (b) the total number of Customer Orders of in such order Class Completed in such **** and (c) the percentage of such Customer Orders that were Automated Orders.

Automation Eligible

Customer Order Classes where the process requirements for such Customer Order Class that are configured in the ASP Solution support Completion of as Automated Orders if a Fallout condition is not encountered (ie: excluding Customer Orders that will, by the configured process, always encounter a Fallout condition).

Automation Rate	For a given period and Order Class, ****.
Business Rule Fallout

Any Fallout that occurs as an intended result of a configured business rule or process in the workflow of the ASP Solution that, when a Customer Order satisfies the criteria of such rule, is directed to a queue for Manual Transaction Processing or intervention by an Agent.

Expected Automation Rate	Means the minimum expected Automation Rate for a given Order Class for any given month of the Term mutually agreed upon by the Parties in accordance with Appendix B, Section 3.2.1 and 3.2.2
Fallout	A condition that occurs when a Customer Order ****. (NOTE: a Contact that is not a result of (or in response to)

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001

Term	Definition
Fallout does not change the status of classification as an Automated Order - such a status request call by a Subsciber on an Customer Order that flowed through without manual intervention)
Customer Order Class	A group of Customer Orders of a similar type or nature for a given Channel for reporing, tracking and management purposes.
Special Event	Shall have the meaning set forth in Section 4.6b of the Agreement.
Special Event Period	The time interval for a Special Event.

2.                                      Duration of Order:

After all Parties have signed, this Order shall be effective on August 1, 2013 (the “Effective Date”) and shall continue until July 31, 2016 unless earlier terminated as set forth herein (the “Initial Term”).  AT&T, solely at its discretion, may renew this Order for **** (the “Renewal Term”, and together with the Initial Term, the “Term”) by providing at least **** written notice prior to the end of the Initial Term.

3.                                      Description of Material and/or Services:

3.1                               Background and Scope

The scope of this Order is to define the work activities, pricing, forecasting process, performance metrics and associated incentive credits and remedies associated with the Services performed by Supplier for AT&T eCommerce.

During the Term, Supplier shall provide its ASP Solution as a Supplier hosted, managed Service.  The ASP Solution supports a streamline of the back office management process relating to the sale of telecommunications services by AT&T eCommerce, improved cycle times for such sales, intended to reduce the AT&T cost per Customer to perform such processes or tasks related to a Customer Order.

Supplier shall provide (as set forth in this Order):

a.              The process, tools and organizations that support AT&T eCommerce Transaction management.  Transaction management includes, but is not limited to:

i.                  Automated Customer Order processing through the Order Gateway;

ii.               Customer Care Support; and

iii.            Manual Transaction Processing;

b.              Operational metrics and executive reporting set forth herein; and

c.               The ASP Solution configuration management, hosting and Tier 1-3 support (to designated AT&T IT staff) of the Order Gateway, Workflow Manager, Reporting Platform,  Integrated IVR Solution, and Email Manager; and

d.              IT Professional Services (as defined in Section 3.0 of Appendix B to the Agreement).

3.2                               Services and/or Specifications

Supplier shall perform the following Services under this Order:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001

a.              Supplier is responsible for providing AT&T eCommerce with access to the ASP Solution, Manual Transaction Processing, and Customer Care Support (collectively, the “Managed Services”) specific to the Business Mobility Channel, as specified in this Order.  Supplier will provide the Managed Services required for processing Customer Orders, including Manual Transaction Processing and Customer Care Support assigned to the OMC. Supplier will provide the required staff of Agents, subject matter experts and managers (collectively, “Supplier Resources”), and access to the ASP Solution to handle the work items, all in accordance with the Agreement and this Order;

b.              Subject to any Exclusions (defined in Section 1.3 of Appendix B), Supplier shall provide the Services in accordance with the Service Level Performance Metrics set forth in Appendix B of this Order;

c.               Subject to any Exclusions, for breach of any agreed Service Level Performance Metrics in any ****, Supplier shall provide to AT&T service level credits to be applied to Supplier’s invoices as set out under Appendix B of this Order;

d.              For exceeding certain agreed Service Level Performance Metrics in any ****, Supplier shall invoice AT&T for service level debits to be applied to Supplier’s invoices as set out under Appendix B of this Order; and

e.               Additional Services may be added to this Order upon mutual written agreement of the Parties in accordance with the Change Control Process described in Appendix M of the Agreement.

3.3                               Key Tasks and Deliverables

Supplier represents and warrants that its Services shall conform to the requirements contained in this Order and shall be performed in a professional, workman-like and timely manner.

The table below outlines the key tasks to be performed and deliverables to be provided by Supplier.  Deliverables shall meet all mutually agreed-upon requirements and specifications by the Parties.

Tasks	Deliverables
a. Automated Order Processing using the ASP Solution	As set forth in Appendices A & B
b. Customer Care Support	As set forth in Appendices A & B
c. Manual Transaction Processing	As set forth in Appendices A & B
d. Operational Metrics and Reporting	As set forth in Appendix B and Exhibit R-1 respectively
e. IT Professional Services	ASP Solution functionality as set forth in mutually agreed upon specifications in accordance with Section 3.0 of Appendix B of the Agreement

3.4                               Supplier Responsibilities

In addition to Supplier performing the Services described in Section 3.2 and providing the Deliverables defined in Section 3.3, and subject to AT&T meeting its responsibilities under this Order, Supplier shall provide the following:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.001

a.              Manage and direct all aspects of the Supplier Resources to perform Services and provide the Deliverables defined by this Order;

b.              Provide adequately trained and otherwise qualified Supplier Resources in accordance with ****, including any agreed upon requirements specific to the **** Channel, to create the Deliverables and provide Services, as applicable, under this Order;

c.               Provide personnel management of Supplier Resources, including required training/orientation for any new resources that are added by Supplier;

d.              Provide IT Professional Services to maintain ASP Solution interface compatibility among system components in AT&T’s operational environment;

e.               Subject to any Exclusions, meet all delivery dates agreed upon by the Parties and the Performance Metrics as specified in Appendix B this Order;

f.                Provide, for Supplier Resources billed on a time and materials or FTE basis, a suitable time reporting system for the collection of Supplier Resource work times related to this Order; and

g.               Timely response to open issues, problems and action items raised by AT&T.

3.5                               AT&T Responsibilities

AT&T will be responsible for the following, in addition to other obligations under this Agreement or the Order:

a.              Management and direction of all AT&T team resources working in relationship with Supplier on this Order;

b.              Timely access to all AT&T subject matter experts that the Parties determine are required to provide Services or complete Deliverables;

c.               Timely communication of all changes related to deliverables, dependencies and requirements (including any changes to AT&T systems or processes);

d.              Timely response to open issues, problems and action items raised by Supplier; and

e.               Any content provided by AT&T.

4.                                      Personnel to Perform the Services:

Supplier shall provide skilled and experienced resources to perform the Services described in Section 3.2 and provide the Deliverables defined in Section 3.3.

5.                                      Location:

5.1                               Onshore Location(s):

Supplier’s U.S.-based resources shall provide the Services at its facilities located at the addresses set forth below.  Additional sites located in the United States may be added by Supplier upon written notice to AT&T.

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

5.2                               Offshore Location(s):

Except for hosting, data backups and disaster recovery of Supplier’s ASP Solution, which may not be provided from any Offshore Location (as defined below), Supplier’s offshore resources shall provide any of the other Services at Supplier’s facilities located at the addresses set forth below. In addition, unless otherwise agreed upon in writing by the Parties, agents providing call support Services from locations in Canada are capped at **** across all Channels, the total number of such **** currently providing such Services as of the Effective Date of this Order.

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

Supplier may add other countries not previously approved by AT&T where Supplier (or Subcontractors) has additional offshore locations upon prior written approval by AT&T Supply Chain & Fleet Operations of such additional country. In the event that Supplier transfers the Services provided under this Order from one approved physical location to another existing approved Supplier physical location within the same country or to an existing approved Supplier physical location in another previously approved country as shown in Appendix K of the Agreement, Supplier shall provide reasonable notice to AT&T of any such transfer.

Notwithstanding the foregoing and excluding any temporary transfer of Services to (i) maintain business continuity or Service recovery in times of impairment of Services provided under this Order, (ii) provide support for Special Events or (iii) meet agreed upon off-shore labor thresholds permitted under Section 4.1 Appendix B to the Agreement, Supplier shall require AT&T’s written prior approval for such transfer of Services where (a) such existing Supplier center has failed to meet the same Service Level Performance Metrics in the **** or in any given **** over the **** or (b) such transfer is to a new physical location other than an existing approved Supplier location.

The Parties agree to work in good faith to review and discuss the distribution of Supplier’s resources performing Customer Care Support under this Order.

Supplier agrees to abide by all AT&T security requirements provided in the Agreement.

6.                                      Fees & Payment Terms:

6.1                               Supplier shall perform the Services and provide the Deliverables described in this Order in accordance with the fee structures provided in Appendix A of this Order.

6.2                               Supplier shall render invoices and all required supporting detail to AT&T in accordance with Section 3.5 of the Agreement by not later than the **** following the **** in which Services were provided.  Payment terms are as set forth in Section 3.5 of the Agreement.

6.3                               No travel and living expenses incurred by Supplier under this Order shall be reimbursed unless AT&T has provided prior written approval for such expenses.

6.4                               All travel and living expenses shall be in accordance with the Reimbursable Expenses section of the Agreement and the AT&T Vendor Expense Policy attached to the Agreement as Appendix Z.

6.5                               Supplier shall separately invoice AT&T ****, in arrears, for any travel and living expenses authorized (pre-approved) and such expenses will be payable to Supplier in accordance with Section 3.5 of the Agreement.

7.                                     Invoices/Billing Information:

Invoices and billing information shall be issued **** in accordance with Section 3.5 of the Agreement and shall be sent to:

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

8.                                      Points of Contact:

Supplier agrees to respond to all changes to, interpretations of, additional purchase requirements and any other matters related to the provisions contained in this Order by contacting AT&T’s representative below:

****

For project management and coordination of Services under this Order, the Supplier and AT&T contacts are provided below.

The AT&T project managers and/or points of contact shall be:

****

The Supplier project manager and/or point of contact shall be:

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

9.                                      Name of Affiliate Ordering Services:

AT&T Services, Inc.

10.                               Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Order may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[Signature Page to Follow Immediately Hereafter]

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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IN WITNESS WHEREOF, the Parties have caused this Order to be executed as of the Effective Date.

Synchronoss Technologies, Inc.		AT&T Services, Inc.

By:	/s/ Stephen Waldis	By:	/s/ Tim Harden

Printed Name: Stephen Waldis		Printed Name: Tim Harden

Title: Chief Executive Officer		Title: President - Supply Chain & Fleet Operations

Date:	August 30, 2013	Date:	August 30, 2013

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Appendices

Appendix A — Managed Services Pricing and Termination Provisions

Supplier shall provide the Managed Services, including any applicable deliverables set forth in the scope of such Services, for the following fees:

1.              Technology Fee

1.1                   Fees for the Use of the ASP Solution under this Order (Technology Fee) shall be as set forth in Section 1.0 of Appendix B of the Agreement.

1.2                   Supplier shall invoice the Technology Fee to **** as set forth in Section 7 of the Order.

2.              Hosting Fee

2.1                   Hosting Fees for the ASP Solution under this Order (Hosting Fee) shall be as set forth in Section 2.0 of Appendix B of the Agreement.

2.2                   Supplier shall invoice the Hosting Fee to **** as set forth in Section 7 of the Order.

3.              IT Professional Services Fees

3.1                   Fees for the IT Professional Services shall be as set forth in Section 3.0 of Appendix B of the Agreement.

3.2                   Supplier shall invoice the IT Professional Services fees to **** as set forth in Section 7 of the Order.

4.              Customer Care Support and Manual Transaction Processing Fees

4.1                   AT&T shall pay Supplier Customer Care Support and Manual Transaction Processing fees as set forth in Section 4.0 of Appendix B of the Agreement.

4.2                   Supplier shall invoice such Fees to **** as set forth in Section 7 of the Order.

4.3                   For programs where Transaction Pricing has been agreed upon, the following provisions shall apply in addition to the terms in the Agreement:

i)                 Forecasting — ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

4.4                   For programs where pricing is FTE based:

i)           “FTE Pricing” for Contacts or Manual Transaction Processing where a Transaction Price does not apply or is not available shall be pursuant to Section 4.3 of Appendix B of the Agreement.

ii)        In the event that Supplier invoices Manual Transaction Processing Fees or Customer Care Support Fees based on the FTE Pricing methodology described in this Section, Supplier shall provide detail at the time of its **** invoice that substantiates **** billing for the number of pre-approved FTEs agreed to in the

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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FTE Staff Plan along with all Overtime **** authorized by AT&T, if any.  The billing detail provided shall include the following information:

FTE Pricing — ****

Invoice Area/Program Name	Agent Name	AT&T UID	****
Area/Program 1	Agent 1
Agent 2
Agent 3
Area/Program 2	Agent 4
Agent 5
Agent 6
Area/Program 3	Agent 7
Agent 8
Totals

4.5                   Supplier shall provide up to **** of continuation training (“CE Training”) per Supplier Agent FTE who’s primary responsibility is support of Contacts (a “CSR”) for a given program per **** at **** to AT&T provided that materials and reasonable advance notice are provided by AT&T for such training.  The use of CE Training **** must be preapproved by AT&T’s Vendor Manager in writing.  CE Training **** may be used for sales training, coaching, program updates, changes to **** program, software and system updates and/or changes, scripting changes, or other topics related to the Order and the Services provided hereunder that AT&T reasonably request.  Additional training for CSR performance improvement issues on a given CSR (recursive training) shall be **** to AT&T and shall not count toward the allocation for CE Training ****. Supplier must account for such CE training in providing staffing in accordance with Section 4.3 i) above.  If this training is not completed in a **** solely due to Supplier’s inability to meet staff requirements reasonably anticipated to meet the volumes and volume distributions in the Locked Forecast resulting in a shortfall of CSRs for such ****, such training scheduled for such period under the CE Training allotment shall be completed in the following **** and such training will not be counted towards following **** allotment of CE Training ****.  Except as set forth herein, any unused allocation of such training may not be carried forward to future **** or transferred between programs and no credits shall be provided for any unused allocation.

5.              Operations Management Support Fees

As part of this Order, Supplier will provide AT&T with Operations Management support.  The dedicated team will provide AT&T with the following services:

Program Management:

Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality. Additional Program Management responsibilities include bringing new clients onto the ASP Solution.

Operations Management:

Responsibilities include credit, activation, and order fulfillment, transaction queue management, service level monitoring and reporting, staffing, IVR management, training, and interacting with **** and **** and Care teams to ensure seamless, high quality customer service for eCommerce customers.

With the exception of performance issues by a resource, which shall be addressed in accordance with the terms of the Agreement or as otherwise set forth in Special Event or other written documentation agreed upon by the

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Parties, adjustments to increase the resources must be communicated in writing **** before the start of the next **** while **** minimum advance notice is required in writing to terminate a resource per Section 6.5 below.  Resources requested to be added shall be subject to resource availability.

Table 5 below reflects the schedule and fee for each resource on the **** Operations Management Team as of the Effective Date of the Order.

Table 5: Operations Management Fee Schedule

Role	**** Rate Per Resource
Data Analyst	****
All Other Roles	****

6.              Termination Provisions

6.1                   Termination for Cause - If either Party breaches any provision of this Agreement and/or any Order, and (i) if the breach is one that by its nature could be cured, and such breach is not cured within **** after the breaching Party receives written notice, or (ii) if the breach is material and one that by its nature cannot be cured, then, in addition to all other rights and remedies at law or in equity or otherwise, the non-breaching Party shall have the right upon written notice to immediately terminate this Agreement and/or any such Order without any obligation or liability.  Failure of the non-breaching Party to immediately terminate this Agreement and/or any Order (x) following a breach which continues longer than such cure period, provided such breach has not been cured prior to the non-breaching Party’s providing notice of termination, or (y) following a breach that cannot be cured or that constitutes a violation of Laws shall not constitute a waiver of the non-breaching Party’s rights to terminate; provided, however, if the non-breaching Party does not exercise such termination right within **** of the date such right is triggered, the non-breaching Party shall waive its right to terminate with respect to such breach.

6.2                   Termination for Convenience of the ASP Solution and IT Professional Services — ****, during the Initial Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s ASP Solution and IT Professional Services, provided under this Order, in whole.  In the event AT&T terminates for convenience Supplier’s ASP Solution and IT Professional Services under this Order in whole, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Work or Services performed through the date of termination and a termination charge (provided however, such termination shall not relieve AT&T of any obligations for any minimums under the Agreement).  The termination charge shall be calculated as shown in the table below.

Period	Notification Date On or After	Termination Notice	Termination Charge
Initial Term	****	****	****

6.3                   Termination for Convenience of up to ****  of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.              AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice, terminate **** of the volume in any month during **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats (the “Threshold Percentage”), provided under this Order.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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b.              In the event AT&T terminates Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for convenience up to the Threshold Percentage, and elects, solely at its discretion, to perform the work itself or through its designated third party, AT&T shall notify Supplier via the forecasting process (identified in Section 4.3 and 4.4 above) the actual percentage of ****  Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats AT&T intends to assume (or, if applicable, it requests for a third party to assume).  Upon such election by AT&T, Supplier shall have no responsibility for any such Customer Care Support or Transactions requiring Manual Transaction Processing that AT&T elects to perform or have a third party perform.

c.               In the event AT&T elects for AT&T or other third party to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** Supplier will provide AT&T or its designated third party employees and contractors who will be performing such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats access to the Workflow Manager, Call Tracker, and Reporting Platform and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** within **** after AT&T notifies Supplier.  In addition, each employee or contractor of AT&T or such third party who will access the ASP Solution or related Supplier system(s) shall agree in writing to comply with Supplier’s information security requirements.  Supplier will work with AT&T to ensure that the allocations of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats to be processed by Supplier and to be processed by AT&T for **** are implemented as mutually agreed by the Parties in accordance with this Order.  AT&T shall be responsible for the actions or inactions of such third parties granted access to the ASP Solution.

d.              In the event that AT&T elects to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats processed by AT&T (or its subcontractors) for **** in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by AT&T or its designated third party provider to complete such transition within **** (subject to any forecasting requirements or minimums) unless the Parties mutually agree to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in **** intervals, of **** (e.g., AT&T communicates to Supplier they want to increase the percentage allocation by **** in total.  Supplier will transition **** during the ****, **** during the **** period, and the **** during the **** until the additional **** (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats in accordance with this Section shall have no effect on the Technology Fees or Hosting Fee provided above.

e.               In the event AT&T makes such election and exceeds the percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (where such overage was incidental or a good faith error in estimation of volumes) set forth above in any ****, Supplier will not penalize AT&T for any such overage and, in such case, the Parties will promptly upon determining such overage, meet and negotiate in good faith a process to timely move to compliance with the then applicable requirements and percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats AT&T should be handling pursuant to the terms of this Order.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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6.4                   Termination **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.              In the event that AT&T elects to perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats itself or through a third party for **** in excess of the Threshold Percentage and Supplier does not have the appropriate skill sets or such third party bid or pricing is at a lower cost than Supplier under this Order, Supplier shall have the opportunity to review the bid (subject to compliance with any obligations of confidentiality) and determine if Supplier can meet the same price and material terms to AT&T by such third party and/or skill set requirements as provided to AT&T in such bid.  Promptly after receiving such bid, AT&T shall provide Supplier with the necessary information relating to such bid (including material terms, pricing and resources) for Supplier to make such determination; provided, however, AT&T shall not be required to provide any information which would cause it to violate its confidentiality obligations to a third party.  Supplier shall take information provided by AT&T at face value in connection with such determination.

b.              Within ****  (“Evaluation Period”) of receiving the necessary information from AT&T, Supplier shall provide written notice to AT&T whether it will (a) perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats that are the subject of the Evaluation Period for **** on the same fees, service level agreements, key performance indicators, quality requirements, productivity requirements, countries or locations from which service is supported, systems, training requirements, infrastructure or processing requirements (with materially equivalent legal terms and conditions as those that exist between the Parties, such as those pertaining to the allocation of risk and liabilities (e.g., limitation of liability, indemnification, payment terms and termination for convenience) as set forth in such bid when taken as a whole or aggregate offer (unless otherwise agreed upon by the Parties in writing) immediately upon completion of such evaluation within the Evaluation Period (or upon **** of completion of the Evaluation Period if such terms and conditions or modified pricing require or provide for a modification in Supplier centers performing Services (ie: off shore location) or training or of Agents) and the parties shall document such changes in the form of a written amendment to this Order, (b) allow AT&T or such third party to assume such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in such bid, or (c) escalate to its respective executives in accordance with the provision below.  In the event that Supplier does not provide written notice to AT&T within such **** period, AT&T may deem that Supplier elected not to match the applicable bid. In the case of notification by Supplier under item (b) above, such notification shall also contain estimation of cost increases, if any, for Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats retained by Supplier.  Notwithstanding anything to the contrary, in the event that AT&T makes an election to move Customer Care Support from Supplier under the provisions of this Section in excess of the Threshold Percentage, such move must be to only to use the third party resources that were the subject of the bid used in the Evaluation Period and under the terms presented under such bid in all material respects.  In the event that Supplier and AT&T do not agree on the results of such evaluation, an officer of Supplier and an officer of the respective division of AT&T shall meet to resolve such dispute within **** of the conclusion of the Evaluation Period.  In the event that such executives cannot resolve such dispute, Supplier shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in Section 4.5 above.

c.               In the event that AT&T is entitled to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by its designated third party provider to complete such transition within **** of the conclusion of the Evaluation Period unless the Parties mutually agree in writing to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in **** intervals, of ****. (e.g., AT&T communicates

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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to Supplier they want to increase the percentage allocation by ****  in total.  Supplier will transition **** during the ****, **** during the ****, and the **** during the **** until the additional ****  (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in accordance with this Section shall have no effect on the Technology Fee or Hosting Fee provided above provided however, in the event that this has AT&T exceeding the Threshold Percentage, Synchronoss may charge for, in addition to the Technology Fee and any other fees due under the Order, a price per Customer Order in excess of the Threshold Percentage that uses the Workflow Manager where any Manual Transaction Processing is by a party other than Supplier equal to a fee not to exceed **** (excluding any Synchronoss Agents) granted access to the Order Manager, Call Tracker, and Visibility Manager and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for ****.

d.              For the avoidance of doubt, notwithstanding anything to the contrary, termination of the Customer Care Support shall be permitted pursuant only under the terms of Sections “6.3” and “6.4” above.  In the event of an election by AT&T to move Customer Care Support in excess of the Threshold Percentage from Supplier under Section “6.4” where such move alters the type or distribution on a program of any of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats retained by Supplier and is likely to adversely impact Supplier’s costs or efficiency, Supplier shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for *** as provided in Section 4.5 above.  The Parties agree to negotiate in good faith modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions and/or applicable Service where such increase reasonably reflects Suppliers increased average costs per Contact or Transaction and agreement shall not be unreasonably withheld by either Party.  In the event that the Parties are unable to agree, the issue shall be resolved in accordance with Section 4.5 of the Agreement.  For the avoidance of doubt, if the Parties are unable to agree on or have not agreed to modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions, AT&T may move Customer Care Support in excess of the Threshold Percentage from Supplier under Section “6.4” above.  For the avoidance of doubt, if the Parties agree to a price increase or changes to process, then (a) any such price increase or changes to process shall only be effective when the Threshold Percentage is exceeded and shall not apply to Services retained by Supplier if the Threshold Percentage is not exceeded; and (b) the provision of Sections “6.3” and “6.4” above shall continue to apply to any Customer Care Support retained by Supplier; and (c) any such increase in pricing or changes to process shall be effective on the date that Customer Care Support is moved from Supplier.

6.5                   Termination for Convenience of Operations Management Support Services — During the Initial Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s Operations Management Support Services, provided under this Order in whole or in part.  In the event AT&T terminates for convenience Supplier’s Operations Management Support Services under this Order, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Services performed through the date of termination.

6.6                   Failure to Meet Service Level Performance Metrics.  In the event that Supplier fails to meet or exceed (a) the same Service Level Performance Metric (as defined in Appendix B) for **** in any **** or **** in any ****, or (b)  **** or more Service Level Performance Metric’s for **** in any **** or **** in any ****, AT&T may elect to have AT&T or its designated third party perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Chats for **** that failed such requirement in (a) or (b) above resulting in more than the Threshold Percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (up to ****) of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats processed.  For purposes of this Order, Service Level Performance Metrics for **** shall have the meaning ascribed to such term in Appendix B specific to ****.

6.7                   In the event that all Work or Services under this Order are terminated per Sections 6.2, 6.3, 6.4 and 6.5 above, this Order will be deemed to be terminated by AT&T as of the effective date of the termination of the last such Work or Services under this Order.

6.8                   Return of Information Obligations upon Expiration or Termination

                                    Each Party shall, except as required under law or this Order, upon expiration or termination of this Order and after all Wind Down and Transition efforts have concluded, promptly return all papers, materials, and property of the other Party.

6.9                   Wind Down and Transitioning.

a.              The Parties acknowledge that upon the termination or expiration of the Agreement (provided that such termination is not a result of termination by Supplier for cause), existing Customers will need to be migrated to AT&T-hosted or to third party-hosted platforms.  Because of the volume of Customer provisioning that is handled by Supplier at the time of execution of this Agreement, the Parties agree that they will need to develop a Transition Plan at that time in order to carry out an orderly, migration that mitigates disruption of operations for AT&T.  For purposes of this section, Transition Plan shall be defined as a mutually negotiated, written document outlining the respective obligations of each Party in carrying out an incremental or phased cutover of Customer Order provisioning provided by Supplier under this Agreement to AT&T, including the continued payment of agreed unit prices under any supplemental Order, to the extent incurred, and the payment of any agreed time and material charges incurred above the existing unit prices.

b.              The Parties agree to negotiate in good faith toward a Transition Plan that will cover at least the following points:

(i)

Segmenting Customer Information from the view, modification, deletion or any other access by Supplier or Supplier-chosen subcontractors who will continue to work for Supplier on other, non-AT&T e-commerce businesses after the Transition Plan;

(i)

Electronic capture, transfer and backup during Transition Plan of (a) Customer Information, including names, addresses, and IP addresses and other identifying information needed to carry out the migration and (b)pending trouble tickets, billing or provisioning corrections, and other data for Customer Orders in process; and

(iii)	The length of time needed to complete the Transition Plan, including a schedule for phased or incremental cutovers.

c.               Except as set forth in Section 6.3 (c) of this Order, Supplier shall not be required, pursuant to this Section6.9 or otherwise, to disclose or otherwise make available to AT&T the proprietary technology, software, or source code of Supplier or Supplier subcontractors, as well as any Confidential Information relating thereto.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit P-1 — Price Chart, version 1.0, Effective Date: August 1, 2013

****  Rates for Transactions Requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

Work Category	FTE Rate/****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Appendix B — Performance Metrics, Discounts and Bonuses

This Appendix B provides the Performance Metrics and the financial remuneration associated with these metrics for the **** eCommerce Channel.  Such performance and remedies are, in each case, subject to the Exclusions noted herein.  “Service Level Performance Metric” shall mean those service levels defined in this Appendix and that have a specific credit remedy defined herein associated with failure to meet such defined performance metric (with all other performance measures or metrics being “key performance metrics” for monitoring and analytical purposes only).  Except as otherwise provided, Service Level Agreement applicable during Special Events will be reviewed and agreed upon on an individual basis for such event.  AT&T and Supplier agree to meet and review Special Event requirements on as-needed basis.  Supplier will apply commercially reasonable efforts to fulfill Special Event requirements and SLA requests for Special Events.

1.              Customer Performance Metrics and Remuneration

AT&T and Supplier have developed the Performance Metrics set forth herein to ensure the delivery of high quality, efficient customer service and an optimal experience for AT&T’s customers.

Supplier and AT&T will meet no less than once every **** to review the call types, performance metrics or targets and remedies under this Appendix B where appropriate to identify potential changes or modification to such call types, performance metrics or targets and remedies desired to address then current AT&T business and procedural requirements.  The parties shall discuss such changes and mutually agree on any modifications to target ranges on existing metrics with such changes to be effective **** (or such other period as mutually agreed upon by the parties) after mutual discussion and agreement between the Parties on such changes.  Changes that impact Transaction Prices or base **** Rates, add or remove metrics or adjust calculations on existing metrics shall be documented in a written amendment to this Order executed by the Parties.

AT&T will provide Performance Metric results to Supplier on a **** basis and Supplier shall identify and incorporate corresponding Discounts and Bonuses based on attainment of such Performance Metric on the following ****  invoice.

1.1       Performance Metric Description and Calculation:

Source	Work Activity	Metric	Calculation	Description
****	****	****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****	****	****	****	****
****	****	****	****	****
****	****	****	****	****
****	****	****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****	****	****

1.2       Target Ranges and At Risk Amounts:

Source	Work Activity	Metric	Target Range	SLA remedy when Metric attainment is not met (credit to AT&T as a percentage of fees applicable to such Transaction Type in such ****)	Incentive credit when Metric attainment is exceeded (bonus payment to Supplier as a percentage of fees applicable to such Transaction Type in such ****)
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Source	Work Activity	Metric	Target Range	SLA remedy when Metric attainment is not met (credit to AT&T as a percentage of fees applicable to such Transaction Type in such ****)	Incentive credit when Metric attainment is exceeded (bonus payment to Supplier as a percentage of fees applicable to such Transaction Type in such ****)
****	****	****	****	****	****

1.3       Performance Metric Waivers

1.3.1         No remedies for any error, failure or delay of Supplier shall be deemed to occur to the extent resulting from the following (collectively “Exclusions”)

****

1.3.2         Notwithstanding anything to the contrary herein, in addition to waivers or Exclusions set forth herein this Order, AT&T may choose to waive Performance Metrics and applicable Discount(s) at its sole discretion, by doing so in writing within **** of a missed Performance Metric.

1.3.3         Notwithstanding the existence of an Exclusion, Supplier shall nevertheless use commercially reasonable efforts to continue to meet Service Levels under this Order during the existence of an Exclusion.  Transactions or Orders that failed to meet a performance metric as a result of the existence of an Exclusion shall be excluded from calculations in determining the credits or bonus.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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1.3.4         Special Events will be reviewed on an individual basis. AT&T and Supplier agree to meet and review Special Event requirements on as needed basis.  Supplier will apply commercially reasonable efforts to fulfill requested SLAs and requirements for Special Events.

2.              ASP Solution Platform Service Levels and Remedies

2.1            Supplier Order Gateway and Workflow Manager Availability

System Availability:

The Order Gateway and Workflow Manager shall be available and functioning in accordance with the OG SLA (as defined in Section 3.0 below) **** excluding 1) regularly scheduled downtimes to perform system upgrades, application administration, and any other planned events as agreed in advance in writing by the Parties and 2) Supplier written requests to AT&T for any unscheduled maintenance outage periods, if needed (“System Uptime”).  System Availability is measured by ASP Solution component for each Channel and is calcualted as follows:

****

ASP Solution Platform Elements and Service Levels Perforformance Metrics and KPI for System Availability:

1.              Order Gateway - **** System Availability Service Level Performance Metric

2.              Email Service - **** System Availability Service Level Performance Metric

3.              Workflow Manager - **** System Availability Key Performance Indicator

4.              Web Portal- **** System Availability Key Performance Indicator

5.              Reporting Platform — **** System Availability Key Performance Indicator

Service Level Measurement Process:

1.              Statistics used to determine outages are collected using a suite of network and application monitoring tools as well as data collected by the application itself.

2.              ASP Solution Platform element Service Level Perfromance Metric attainment is reviewed on a **** basis.  All statistics from Supplier’s monitoring suite are reviewed and dowtime recorded for that **** is summarized for each funtional area of the ASP Solution platform (e.g.Ordrer Gateway, email, Workflow etc.)

3.              Supplier assumes that the Customer Order volume will not exceed an amount equal to **** of the average **** volume of Customer Orders processed by such Channel during the rolling period of the prior ****.

4.              Functional element outages are determined using the guidelines in the tables below:

Table 4: Supplier System Outage Guidelines

Platform	Outage Criteria
Order Gateway	• **** Order Gateway application servers are down (no response to “pings” for availability) • Gateway cannot process client transactions and “nacks” **** messages to the gateway
Email Service	• **** Email Service servers are down • **** email messages are forwarded from Supplier email service
Workflow Manager	• **** Workflow Manager servers are down • Greater than **** of the typical volume of end-users/agents cannot access Workflow Manager

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Platform	Outage Criteria
Reporting Platform

An outage will be recorded if any one of the following occurs:

•                  Real time reporting functionality of Reporting Platform is unavailable or is not updating data on a scheduled basis

•                  **** reports are not generated and delivered. System Availability will be measured as a percentage of the overall number of reports generated on a **** basis

ASP Solution Platform Element Eligible for Remedies:

Order Gateway and Workflow Manager - **** System Availabilityin a ****

Supplier will calculate all downtime (time of an Outage as defined in Table 4 above) associated with both items listed above and provide one summary figure on a **** basis for overall availability.  Failure to meet service levels will result in the remedies as defined in Table 5 below.

Table 5: Supplier Combined Order Gateway and Workflow Manager System Availability Service Levels and Remedies

Order Gateway and Workflow ManagerService Level Combined System Availability In A ****	Credit* Against Total Technology Fee for This Channel for ****
****	****
****	****
****	****
****	****

* Service Credits will be applied in the **** in which the even giving rise to the credit/remedy is occurs

Scheduled System Maintenance requires a written notice up to ****, but not less than **** notice to AT&T and Supplier Decision Makers and their subsequent consent.

2.2            Description for e-Mail Manager KPI

Supplier will host an email infrastructure that reliably forwards all system generated emails to AT&T Online customers.  This infrastructure will operate within the following service levels:

1.              **** mail relay servers to deliver expected **** System Availability

2.              Support **** email messages **** (reasonably spaced)

3.              **** retention of all sent email messages

4.              Message sizes may not exceed **** or contain attachments

3.              Order Gateway Performance Service Level Key Performance Indicator (“OG SLA”)

Order Gateway under a Normal Transaction Flow (as described below) will respond to **** of the Customer Orders for a Channel within **** of its receipt by the Order Gateway in any given **** provided such Customer Order is in the documented format and has been submitted by AT&T per the published process documentation and successfully pass Supplier’s Order Gateway validations (as described below).  AT&T will have the responsibility to produce reports from the Order Gateway, or request such reports from Supplier, to measure the results and determine if this SLA Key Performance Indicator is met. AT&T and Supplier shall mutually agree on the format of such reports.  Measurement will be based on **** for a given Customer Order.  Supplier will comply with AT&T’s requests for data in accordance with the measurement.

“Normal Transaction Flow” means:

a.              Volumes and distributions are within the expected capacity thresholds for ASP Solution as identified in the Agreement

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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b.              The sending system emits a valid message for the activity desired per the agreed upon schema.

c.               The AT&T client is also sending messages at the rate both Parties have determined acceptable for the Channel and via the agreed upon protocol.

d.              AT&T systems are accepting and correctly processing responses from the Supplier platform.

During the Normal Transaction Flow, it is assumed that the client is sending the correct number of messages per Transaction.

Order Gateway Validations:  Upon receipt of a message, the Order Gateway will validate the message against the specified schema and/or configured business rule.  Additional security, database and business logic analysis will be performed to ensure the message can and should be processed by the Supplier system.  If both of these activates are successful the Order is submitted for processing.

4.              Automation Rates, SLAs and Remedies for Customer Orders:

The Parties agree that measurement of automation levels and partial automation levels for Customer Orders is an important metric in overall subscriber satisfaction and the costs of both Parties.  As such, the following parameters are established to review and monitor Automation Rates on agreed upon Customer Orders.  The Parties acknowledge that the Actual Automation rate or Rate of Fallout may have many factors and causes including those that are not indicative of any failure or inadequate performance by a Party.  As such, the Parties shall meet quarterly to establish and review the parameters and requirements for measuring Automation Rates and, discuss adjustments as may be reasonably agreed upon by the Parties from time to time.  Any such adjustments shall be made pursuant to the Change Order Process under the Agreement.

1.              Establishing Expected Automation Rate.

The Parties shall mutually agree in writing on the Customer Orders that constitute the Customer Orders in the Customer Order Class.  Such orders shall be:

(a)         supported by a Workflow and Order Manager configuration, process and flow that supports such Orders being capable of being an Automated Order (ie. is not a workflow or process that has, by business rule or otherwise, an anticipated Fallout condition for each such Customer Order), and

(b)         of a similar nature or type so as to provide meaningful Automation Reporting output for management purposes as reasonably agreed upon by the Parties without undo detail or quantities of measurements and reports.

(c)          Customer Orders with an established and tested Order Manager and Workflow configuration for at least ****.

Upon establishing the Customer Order Class, the Parties shall study the Automation Rate of the Customer Order Class for Completed Customer Orders in the Customer Order Class over the prior **** period that does not include a Special Event (an “Evaluation Period”) where the following data is reasonably constant or static during such Evaluation Period (collectively, the “Baseline Data”):

(a)         Mix of the types of Customer Orders within the Customer Order Class and the Automation Rate for such Orders,

(b)         Volume and arrival distribution of such Customer Orders,

(c)          Relative occurrence of issues that impact or cause Fallout or a Customer Contact (excluding Fallout as a result in a Defect in the ASP Solution or error in configuration or implementation of a process or workflow in the ASP Solution by Supplier), and

(d)         Current processes, workflow and task requirements and the SLA requirements established for the Customer Orders in the Customer Order Class as well as average handle times and system response times for connected applications external to the ASP Solution that are applicable to the Orders and related parameters (such a system timeouts and “retries”) (collectively, the “Requirements”).

CProprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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The Parties shall use the Average Automation Rate for the Customer Order Class over each **** of the Evaluation Period less **** as the Expected Automation Rate for such Order Class.  In the event that, for each **** of an Evaluation Period, the **** Automation Rate varies from the average Automation Rate in such Evaluation Period by more than ****, the Parties shall (a) defer the assignment of an Expected Automation Rate for such Customer Order Class or (b) conduct such evaluation on an extended or new Evaluation Period, as may be reasonable, until such discrepancy and deviation is less than or equal to ****.

For each Customer Order Class that has an established Expected Automation Rate, such rate shall remain the same during each **** of the Term.

2.              Measurement and Reports.

Supplier will provide Automation Reports to AT&T for agreed upon Order Classes on a **** basis (each such ****, a “Measurement Period”) setting forth (a) calculations of actual performance relative to the SLAs for the relevant ****; and (b) in the event that any SLAs are not achieved in any given ****, a description of the cause or causes believed to have caused such failure to achieve such SLA, and, to the extent such caused by a Defect, any corrective actions taken by Supplier to prevent re-occurrence.

Customer Order Processing Automation Rate

Customer Order Class	Expected Automation Rate
1. As mutually determined in Section 1 above.	1. As mutually determined in Section 1 above.

3.              Adjustments to the Expected Automation Rate.

If, there are changes in the Requirements or Baseline Data for an Order Class or additions/deletions of Orders types in the Order Class (creating a new Order Class), Order class makeup, Expected Automation Rate and related obligations and rights shall be readjusted pursuant to the mutual agreement of the Parties, in good faith and in a manner consistent with the intent of this Agreement and Section 1 above, to reflect such changes.  In the event of a process change requested by AT&T, the Parties will mutually agree on an appropriate period, if any, after such implementation when the SLAs will not apply.

4.              SLA and Remedies.

SLA Category	Remedy
****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****	****

5.              Service Levels Applicable During the Special Event Period:

1.              The Service Levels (and the applicable remedies/incentives) for System Availability of the ASP Solution set forth in Section 2.1 of Appendix B shall remain in effect during the Special Event Period.  This System Availability Service Level shall not apply for any failure, error or delay resulting from volume in a given Special Event interval that exceeds the greater of: a) ****  of the volume in the Locked Forecast for the Special Event period for such Transaction Type, or b) ****  of the **** volume of Customer Orders processed by such Channel during the period of the **** immediately preceding the Special Event Period.

2.              The Service Levels (and the applicable remedies/incentives) for Order Gateway Performance of the ASP Solution set forth in Section 3 of Appendix B shall remain in effect during the Special Event Period.  This Order Gateway Performance Service Level shall not apply for any failure, error or delay resulting from volume in a given Special Event interval that exceeds the greater of: a) **** of the volume in Locked Forecast for the Special Event period for such Transaction Type, or b) ****  of the average ****  volume of Customer Orders processed by such Channel during the period of the **** immediately preceding the Special Event Period.

In the event that a Defect in the ASP Solution results in a failure to meet the Order Gateway Performance Service Level during the Special Event Period and, as a result during such period, the actual number of Inbound Calls supported is both (a) higher than the projected percentage of Inbound Calls to Customer Orders forecast in the Special Event Forecast and (b) the actual volume of Inbound Calls in the Special Event Forecast is exceeded, then, AT&T shall be entitled to a Credit calculated as follows:

****

*as reasonably estimated by status codes for the calls

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3.              Supplier performance incentives applicable during the Special Event Period:

In the event that a condition caused by (a) error, failure, delay of AT&T or a third party supplier applications providing any data input, supporting any contingent task or component of the Workflow for such Customer Order, or (b) any error, delay or failure of AT&T to meet its obligation under this Agreement or Order or (c) incorrect, conflicting or incomplete data provided by AT&T, impacts a material number of Customer Orders in the Special Event Period and results in (or, if not remedied, would otherwise result in ) an increase in terminated Customer Orders, Contacts or manual intervention by Agents to process Customer Orders and such condition is remedied or a workaround is provided by Supplier, Supplier shall be entitled to and AT&T shall pay an incentive fee to Supplier calculated as follows:

****

*as reasonably estimated by status codes for the calls or report on impacted Customer Orders.  Such incentive fees shall be in addition to other fees due under a given Customer Order.

6.              Assumptions

4.1 Methods and Procedures (M&P)

Subject to the terms of this Order, Supplier’s Services for Customer Care Support will adhere to AT&T’s approved Methods and Procedures (M&P).  Supplier must submit a change request and receive prior written approval from AT&T to deviate from the approved M&P.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit R-1 — Operational Reports

Channel	Report Name	Frequency
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Above list is subject to change upon mutual written agreement by the Parties.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order

No. SG021306.S.025.S.002

Between

Synchronoss Technologies, Inc.

And

AT&T Services, Inc.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002

Order

This Order No. SG021306.S.025.S.002 (the “Order”) is by and between Synchronoss Technologies, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties,” and shall be governed pursuant to the terms and conditions of that certain Subordinate Material and Services Agreement No. SG021306.S.025 dated August 1, 2013 (the “Agreement”) between Supplier and AT&T, which by this reference are incorporated as if fully set forth herein.  Unless otherwise stated in this Order, all terms defined in the Agreement shall have the same meaning in this Order.  Any terms and conditions in this Order that modify, vary from or are inconsistent with the terms and conditions of the Agreement shall apply to this Order only.  If there is an inconsistency or conflict between the terms and conditions of this Order and the Agreement, the terms of this Order shall control with respect to the subject matter of this Order.

1.                                      Definitions:

Terms not defined herein shall have the meaning assigned in the Agreement or Master Agreement.

Term	Definition
Automation Report

For Customer Orders in a Customer Order Class that is Automation Eligible, the report shows the (a) total number of Customer Orders of such Order Class Completed in such **** that were Automated Orders in a given month, (b) the total number of Customer Orders of in such order Class Completed in such **** and (c) the percentage of such Customer Orders that were Automated Orders.

Automation Eligible

Customer Order Classes where the process requirements for such Customer Order Class that are configured in the ASP Solution support Completion of as Automated Orders if a Fallout condition is not encountered (ie: excluding Customer Orders that will, by the configured process, always encounter a Fallout condition).

Automation Rate	For a given period and Order Class, ****.
Business Rule Fallout

Any Fallout that occurs as an intended result of a configured business rule or process in the workflow of the ASP Solution that, when a Customer Order satisfies the criteria of such rule, is directed to a queue for Manual Transaction Processing or intervention by an Agent.

Expected Automation Rate	Means the minimum expected Automation Rate for a given Order Class for any given month of the Term mutually agreed upon by the Parties in accordance with Appendix B, Section 3.2.1 and 3.2.2
Fallout	A condition that occurs when a Customer Order ****. (NOTE: a Contact that is not a result of (or in response to) Fallout

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Term	Definition
does not change the status of classification as an Automated Order - such a status request call by a Subsciber on an Customer Order that flowed through without manual intervention)
Customer Order Class	A group of Customer Orders of a similar type or nature for a given Channel for reporing, tracking and management purposes.

2.                                      Duration of Order:

After all Parties have signed, this Order shall be effective on August 1, 2013 (the “Effective Date”) and will continue until July 31, 2016 unless earlier terminated as set forth herein (the “Initial Term”).  AT&T, solely at its discretion, may renew this Order for one **** (the “Renewal Term” and together with the Initial Term, the “Term”) by providing at least **** written notice prior to the end of the Initial Term.

3.                                      Description of Material and/or Services:

3.1                               Background and Scope

The scope of this Order is to define the work activities, pricing, forecasting process, performance metrics and associated incentive credits and remedies associated with the Services performed by Supplier for AT&T eCommerce.

During the Term, Supplier shall provide its ASP Solution as Supplier hosted managed Service.  The ASP Solution supports a streamline of the back office management process relating to the sale of telecommunications services by AT&T eCommerce, improved cycle times for such sales, intended to reduce the cost per Customer to perform such processes or tasks related to a Customer Order.

Supplier shall provide (as set forth in this Order):

a.              The process, tools and organizations that support AT&T eCommerce Transaction management.  Transaction management includes, but is not limited to:

i.                  Automated Customer Order processing through the Order Gateway;

ii.               Customer Care Support; and

iii.            Manual Transaction Processing;

b.              Operational metrics and executive reporting set forth herein; and

c.               The ASP Solution configuration management, hosting and Tier 1-3 support (to designated AT&T IT staff) of the Order Gateway,  Workflow Manager, Reporting Platform,  Integrated IVR Solution, and Email Manager; and

d.              IT Professional Services (as defined in Section 3.0 of Attachment B to the Agreement).

3.2                               Services and/or Specifications

Supplier shall perform the following Services under this Order:

a.              Supplier is responsible for providing AT&T eCommerce with access to the ASP Solution, Manual Transaction Processing and Customer Care Support (collectively the “Managed Services”), specific to the Consumer Mobility Channel, as specified in this Order.  Supplier will provide the Managed Services required for processing Customer Orders, including Manual Transaction Processing and Customer Care Support assigned to the OMC. Supplier will provide the required staff of Agents, subject matter experts and managers (collectively “Supplier Resources”), and access to the ASP Solution to handle the work items, all in accordance with the Agreement and this Order;

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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b.              Subject to any Exclusions (defined in Section 1.3 of Appendix B), Supplier shall provide the Services in accordance with the Service Level Performance Metrics set forth in Appendix B of this Order;

c.               Subject to any Exclusions, for breach of any agreed Service Level Performance Metrics in any ****, Supplier shall provide to AT&T service level credits to be applied to Supplier’s invoices as set out under Appendix B of this Order;

d.              For exceeding any Service Level Performance Metrics in any ****, Supplier shall invoice AT&T for service level debits to be applied to Supplier’s invoice as defined in Appendix B of this Order; and

e.               Additional Services may be added to this Order upon mutual written agreement of the Parties in accordance with the Change Control Process described in Appendix M of the Agreement.

3.3                               Key Tasks and Deliverables

Supplier represents and warrants that its Services shall conform to the requirements contained in this Order and shall be performed in a professional workman-like and timely manner.

The table below outlines the key tasks to be performed and deliverables to be provided by Supplier.  Deliverables shall meet all mutually agreed-upon requirements and specifications by the Parties.

Tasks	Deliverables
a. Automated Order Processing using the ASP Solution	As set forth in Appendices A & B
b. Customer Care Support	As set forth in Appendices A & B
c. Manual Transaction Processing	As set forth in Appendices A & B
d. Operational Metrics and Reporting	As set forth in Appendix B and Exhibit R-1 respectively
e. IT Professional Services	ASP Solution functionality as set forth in mutually agreed upon specifications in accordance with Section 3.0 of Appendix B of the Agreement

3.4                               Supplier Responsibilities

In addition to Supplier performing the Services described in Section 3.2 and providing the Deliverables defined in Section 3.3, and subject to AT&T meeting its responsibilities under this Order, Supplier shall provide the following:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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a.              Manage and direct all aspects of the Supplier Resources to perform Services and provide the Deliverables defined by this Order;

b.              Provide adequately trained and otherwise qualified Supplier Resources in accordance with ****, including any agreed upon requirements specific to the **** Channel,  to create the Deliverables and provide Services, as applicable, under this Order;

c.               Provide personnel management of Supplier Resources, including required training/orientation for any new resources that are added by Supplier;

d.              Provide IT Professional Services to maintain ASP Solution interface compatibility among system components in AT&T’s operational environment;

e.               Subject to any Exclusions, meet all delivery dates agreed upon by the Parties and the Performance Metrics specified in Appendix B this Order;

f.                Provide, for Supplier Resources billed on a time and materials or FTE basis, a suitable time reporting system for the collection of Supplier Resource work times related to this Order; and

g.               Timely response to open issues, problems and action items raised by AT&T.

3.5                               AT&T Responsibilities

AT&T will be responsible for the following in addition to other responsibilities under the Master Agreement or Agreement:

a.              Management and direction of all AT&T team resources working in relationship with Supplier on this Order;

b.              Timely access to all AT&T subject matter experts that the Parties determine are required to provide Services or complete Deliverables;

c.               Timely communication of all changes related to deliverables, dependencies and requirements (including any changes to AT&T systems or processes);

d.              Timely response to open issues, problems and action items raised by Supplier; and

e.               Any content provided by AT&T.

4.                                      Personnel to Perform the Services:

Supplier shall provide skilled and experienced Supplier Resources to perform the Services described in Section 3.2 and provide the Deliverables defined in Section 3.3.

5.                                      Location:

5.1                               Onshore Location(s):

Supplier’s U.S.-based resources shall provide the Services at its facilities located at the addresses set forth below.  Additional sites located in the United States may be added by Supplier upon written notice to AT&T.

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

5.2                               Offshore Location(s):

Except for hosting, data backups and disaster recovery of Supplier’s ASP Solution, which may not be provided from any Offshore Location (as defined below), Supplier’s offshore resources shall provide any of the other Services at Supplier’s facilities located at the addresses set forth below. In addition, unless otherwise agreed upon in writing by the Parties, agents providing call support Services from locations in Canada are capped at **** across all Channels, the total number of such **** currently providing such Services as of the Effective Date of this Order.

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

Supplier may add other countries not previously approved by AT&T where Supplier (or Subcontractors) has additional offshore locations upon prior written approval by AT&T Supply Chain & Fleet Operations of such additional country. In the event that Supplier transfers the Services provided under this Order from one physical location to another physical location within the same country or to a physical location in another previously approved country as shown in Appendix K of the Agreement, Supplier shall provide reasonable notice to AT&T of any such transfer.

Notwithstanding the foregoing and excluding any temporary transfer of Services to (i) maintain business continuity or Service recovery in times of impairment of Services provided under this Order, (ii) provide support for Special Events or (iii) meet agreed upon off-shore labor thresholds permitted under Section 4.1 Appendix B to the Agreement, Supplier shall require AT&T’s written prior approval for (a) such transfer of Services longer than thirty (30) days to an existing Supplier center that has failed to meet the same Service Level Performance Metrics in the **** or in any given **** over the ****, (b) such transfer of Services that has occurred at least **** in the **** to an existing Supplier center that has failed to meet Service Level Performance Metrics in the **** months or in any given **** over the **** or (c) such transfer of Services is to a new physical location other than an existing approved Supplier location.

The Parties agree to work in good faith to review and discuss the distribution of Supplier’s resources performing Customer Care Support under this Order.

Supplier agrees to abide by all AT&T security requirements provided in the Agreement.

6.                                      Fees & Payment Terms:

6.1                               Supplier shall perform the Services and provide the Deliverables described in this Order in accordance with the fee structures provided in Appendix A of this Order.

6.2                               Supplier shall render invoices and all required supporting detail to AT&T in accordance with Section 3.5 of the Agreement by not later than the **** following the **** in which Services were provided.  Payment terms are as set forth in Section 3.5 of the Agreement.

6.3                               No travel and living expenses incurred by Supplier under this Order shall be reimbursed unless AT&T has provided prior written approval for such expenses.

6.4                               All travel and living expenses shall be in accordance with the Reimbursable Expenses section of the Agreement and the AT&T Vendor Expense Policy attached to the Agreement as Appendix Z.

6.5                               Supplier shall separately invoice AT&T **** in arrears for any travel and living expenses authorized (pre-approved) and such expenses will be payable to Supplier in accordance with Section 3.5 of the Agreement.

7.                                      Invoices/Billing Information:

Invoices and billing information shall be issued **** in accordance with Section 3.5 of the Agreement and shall be sent to:

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

with copies of all such invoices to:

****

8.                                      Points of Contact:

Supplier agrees to respond to all changes to, interpretations of, additional purchase requirements and any other matters related to the provisions contained in this Order by contacting AT&T’s representative below:

****

For project management and coordination of Services under this Order, the Supplier and AT&T contacts are provided below.

The AT&T project managers and/or points of contact shall be:

****

The Supplier project manager and/or point of contact shall be:

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

8

****

9.                                      Name of Affiliate Ordering Services:

AT&T Services, Inc.

10.                               Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Order may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[Signature Page Follows Immediately Hereafter]

IN WITNESS WHEREOF, the Parties have caused this Order to be executed as of the Effective Date.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Synchronoss Technologies, Inc.		AT&T Services, Inc.

By:	/s/ Stephen Waldis	By:	/s/ George Sloan

Printed Name: Stephen Waldis		Printed Name: George Sloan

Title:	Chief Executive Officer	Title:	Vice President
Global Business & Operations Sourcing

Date:	August30, 2013	Date:	August 30, 2013

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Appendices

Appendix A — Managed Services Pricing and Termination Provisions

Supplier shall provide the Managed Services, including any applicable deliverables set forth in the scope of such Services, for the following fees:

1.              Technology Fee

1.1       Fees for the Use of the ASP Solution under this Order (Technology Fee) shall be as set forth in Section 1.0 of Appendix B of the Agreement.

1.2       Supplier shall invoice the Technology Fee to **** as set forth in Section 7 of the Order.

2.              Hosting Fee

2.1       Hosting Fees for the ASP Solution under this Order (Hosting Fee) shall be as set forth in Section 2.0 of Appendix B of the Agreement.

2.2 Supplier shall invoice the Hosting Fee to **** as set forth in Section 7 of the Order.

3.              IT Professional Services Fees

3.1       Fees for the IT Professional Services shall be as set forth in Section 3.0 of Appendix B of the Agreement.

3.2  Supplier shall invoice the IT Professional Services fees to **** as set forth in Section 7 of the Order.

4.              Customer Care Support and Manual Transaction Processing Fees

4.1       AT&T shall pay Supplier Customer Care Support and Manual Transaction Processing fees as set forth in Section 4.0 of Appendix B of the Agreement.

4.2       Supplier shall invoice such Fees to **** as set forth in Section 7 of the Order.

4.3       For each program where pricing is Transaction based:

i)                 Forecasting — ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

4.4       For programs where pricing is FTE based:

i)                 “FTE Pricing” for Contacts or Manual Transaction Processing where a Transaction Price does not apply or is not available shall be pursuant to the terms of Section 4.3 of Appendix B of the Agreement.

ii)              In the event that Supplier invoices Manual Transaction Processing Fees or Customer Care and Support based on the FTE Pricing methodology described in this Section, Supplier shall provide detail at the time of its **** invoice that substantiates **** billing for the number of pre-approved FTEs agreed to in the FTE Staff Plan along with all Overtime **** authorized by AT&T, if any.  The billing detail provided shall include the following information:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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FTE Pricing — ****

Team Description	# FTEs	****/FTE	****	Total
Team A

Team B

Team C

Total

4.5  Supplier shall provide up to **** of continuation training (“CE Training”) per Supplier agent FTE who’s primary responsibility is support of Contacts (a “CSR”) for a given program per **** at **** to AT&T provided that materials and reasonable advance notice are provided by AT&T for such training.  The use of CE Training **** must be preapproved by AT&T’s Vendor Manager in writing.  CE Training **** may be used for sales training, coaching, program updates, changes to the **** program, software and system updates and/or changes, scripting changes, or other topics related to the Order and the Services provided hereunder that AT&T reasonably request.  Additional training for CSR performance improvement issues on a given CSR (recursive training) shall be **** to AT&T and shall not count toward the allocation for CE Training ****. Supplier must account for such CE training in providing staffing in accordance with Section 4.3 i) above.  If this training is not completed in a **** solely due to Supplier’s inability to meet staff requirements reasonably anticipated to meet the volumes and volume distributions in the Locked Forecast resulting in a shortfall of CSRs for such ****, such training scheduled for such period under the CE Training allotment shall be completed in the following **** and such training will not be counted towards following **** allotment of CE Training ****.  Except as set forth herein, any unused allocation of such training may not be carried forward to future **** or transferred between programs and no credits shall be provided for any unused allocation.

5.              Operations Management Support Fees

As part of this Order, Supplier will provide AT&T with Operations Management support.  The dedicated team will provide AT&T with the following services:

Program Management:

Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality.

Operations Management:

Responsibilities include management of processes pertaining to: credit, activation, and Customer Order fulfillment, Customer Order or Transaction queue management, service level monitoring and reporting, staffing, IVR management, CSR training, and interacting with **** and **** and Care teams to ensure seamless, high quality customer service for eCommerce Customers.

With the exception of performance issues by a resource, which shall be addressed in accordance with the terms of the Agreement or as otherwise set forth in Special Event or other written documentation agreed upon by the Parties, adjustments to increase the resources must be communicated in writing **** before the start of the next **** while **** minimum advance notice is required in writing to terminate a resource per Section 6.5 below  Resources requested to be added shall be subject to resource availability.

Table 5 below reflects the schedule and fee for each FTE on the **** Operations Management Team as of the Effective Date of the Order.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Table 5: Operations Management Fee Schedule

Role	**** Rate Per FTE
Data Analyst	****
All Other Roles	****

6.              Termination Provisions.

6.1                   Termination for Cause - If either Party breaches any provision of this Agreement and/or any Order, and (i) if the breach is one that by its nature could be cured, and such breach is not cured within **** after the breaching Party receives written notice, or (ii) if the breach is material and one that by its nature cannot be cured, then, in addition to all other rights and remedies at law or in equity or otherwise, the non-breaching Party shall have the right upon written notice to immediately terminate this Agreement and/or any such Order without any obligation or liability.  Failure of the non-breaching Party to immediately terminate this Agreement and/or any Order (x) following a breach which continues longer than such cure period, provided such breach has not been cured prior to the non-breaching Party’s providing notice of termination, or (y) following a breach that cannot be cured or that constitutes a violation of Laws shall not constitute a waiver of the non-breaching Party’s rights to terminate; provided, however, if the non-breaching Party does not exercise such termination right within ****of the date such right is triggered, the non-breaching Party shall waive its right to terminate with respect to such breach.

6.2                   Termination for Convenience of the ASP Solution and IT Professional Services — ****, during the Initial Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s ASP Solution and IT Professional Services, provided under this Order, in whole.  In the event AT&T terminates for convenience Supplier’s ASP Solution and IT Professional Services under this Order in whole, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Work or Services performed through the date of termination and a termination charge (provided however, such termination shall not relieve AT&T of any obligations for any minimums under the Agreement).  The termination charge shall be calculated as shown in the table below.

Period	Notification Date On or After	Termination Notice	Termination Charge
Initial Term	****	****	****

6.3                   Termination for Convenience of up to **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.              AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice, terminate **** of the volume in any month during a **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats (the “Threshold Percentage”), provided under this Order.

b.              In the event AT&T terminates Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for convenience up to the Threshold Percentage, and elects, solely at its discretion, to perform the work itself or through its designated third party, AT&T shall notify Supplier via the forecasting process (identified in Section 4.3 and 4.4 above) the actual percentage of **** Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats AT&T intends to assume (or, if applicable, it requests for a third party to assume).  Upon such election by

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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AT&T, Supplier shall have no responsibility for any such Customer Care Support or Transactions requiring Manual Transaction Processing that AT&T elects to perform or have a third party perform.

c.               In the event AT&T elects for AT&T or other third party to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for ****, Supplier will provide AT&T or its designated third party employees and contractors who will be performing such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats access to the Workflow Manager, Call Tracker, and Reporting Platform and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** within **** after AT&T notifies Supplier.  In addition, each employee or contractor of AT&T or such third party who will access the ASP Solution or related Supplier system(s) shall agree in writing to comply with Supplier’s information security requirements.  Supplier will work with AT&T to ensure that the allocations of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats to be processed by Supplier and to be processed by AT&T for **** are implemented as mutually agreed by the Parties in accordance with this Order.  AT&T shall be responsible for the actions or inactions of such third Parties granted access to the ASP Solution.

d.              In the event that AT&T elects to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats processed by AT&T (or its subcontractors) for ****in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by AT&T or its designated third party provider  to complete such transition within **** (subject to any forecasting requirements or minimums) unless the Parties mutually agree to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in **** intervals, of **** (e.g., AT&T communicates to Supplier they want to increase the percentage allocation by **** in total.  Supplier will transition **** during the ****, **** during the **** period, and the **** during the **** until the additional **** (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats in accordance with this Section shall have no effect on the Technology Fees or Hosting Fee provided above.

e.               In the event AT&T makes such election and exceeds the percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (where such overage was incidental or a good faith error in estimation of volumes) set forth above in any ****, Supplier will not penalize AT&T for any such overage and, in such case, the Parties will promptly upon determining such overage, meet and negotiate in good faith a process to timely move to compliance with the then applicable requirements and percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats AT&T should be handling pursuant to the terms of this Order.

6.4                   Termination **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.              In the event that AT&T elects to perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats itself or through a third party for **** in excess of the Threshold Percentage and Supplier does not have the appropriate skill sets or such third party bid or pricing is at a lower cost than Supplier under this Order, Supplier shall have the opportunity to review the bid (subject to compliance with any obligations of confidentiality) and determine if Supplier can meet the same price and material terms to AT&T by such third party and/or skill set requirements as provided to AT&T in such bid.  Promptly after receiving such bid, AT&T shall provide Supplier with the necessary

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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information relating to such bid (including material terms, pricing and resources) for Supplier to make such determination; provided, however, AT&T shall not be required to provide any information which would cause it to violate its confidentiality obligations to a third party.  Supplier shall take information provided by AT&T at face value in connection with such determination.

b.              Within **** (“Evaluation Period”) of receiving the necessary information from AT&T, Supplier shall provide written notice to AT&T whether it will (a) perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats that are the subject of the Evaluation Period for **** on the same fees, service level agreements, key performance indicators, quality requirements, productivity requirements, countries or locations from which service is supported,  systems, training requirements, infrastructure or processing requirements (with materially equivalent legal terms and conditions as those that exist between the Parties, such as those pertaining to the allocation of risk and liabilities (e.g., limitation of liability, indemnification, payment terms) and termination for convenience)) as set forth in such bid when taken as a whole or aggregate offer (unless otherwise agreed upon by the Parties in writing) immediately upon completion of such evaluation within the Evaluation Period (or upon **** of completion of the Evaluation Period if such terms and conditions or modified pricing require or provide for a modification in Supplier centers performing Services (ie: off shore location) or training or of Agents) and the Parties shall document such changes in the form of a written amendment to this Order, (b) allow AT&T or such third party to assume such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in such bid, or (c) escalate to its respective executives in accordance with the provision below.  In the event that Supplier does not provide written notice to AT&T within such fifteen **** period, AT&T may deem that Supplier elected not to match the applicable bid. In the case of notification by Supplier under item (b) above, such notification shall also contain estimation of cost increases, if any, for Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats retained by Supplier.  Notwithstanding anything to the contrary, in the event that AT&T makes an election to move Customer Care Support from Supplier under the provisions of this Section in excess of the Threshold Percentage, such move must be to only to use the third party resources that were the subject of the bid used in the Evaluation Period and under the terms presented under such bid in all material respects.  In the event that Supplier and AT&T do not agree on the results of such evaluation, an officer of Supplier and an officer of the respective division of AT&T shall meet to resolve such dispute within **** of the conclusion of the Evaluation Period.  In the event that such executives cannot resolve such dispute, Supplier shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats  for ****as provided in Section 4.5 above.

c.               In the event that AT&T is entitled to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by its designated third party provider to complete such transition within **** of the conclusion of the Evaluation Period unless the Parties mutually agree in writing to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in **** intervals, of ****. (e.g., AT&T communicates to Supplier they want to increase the percentage allocation by **** in total.  Supplier will transition **** during the ****, **** during the ****, and the **** during the **** until the additional **** (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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accordance with this Section shall have no effect on the Technology Fee or Hosting Fee provided above provided however, in the event that this has AT&T exceeding the Threshold Percentage, Synchronoss may charge for, in addition to the Technology Fee and any other fees due under the Order, a price per Customer Order in excess of the Threshold Percentage that uses the Workflow Manager where any Manual Transaction Processing is by a party other than Supplier equal to a fee not to exceed **** (excluding any Synchronoss Agents) granted access to the Order Manager, Call Tracker, and Visibility Manager and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for ****.

d.              For the avoidance of doubt, notwithstanding anything to the contrary, termination of the Customer Care Support shall be permitted pursuant only under the terms of Sections “6.3” and “6.4” above.  In the event of an election by AT&T to move Customer Care Support in excess of the Threshold Percentage from Supplier under Section “6.4” where such move alters the type or distribution on a program of any of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats retained by Supplier and is likely to adversely impact Supplier’s costs or efficiency, Supplier shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats  for **** as provided in Section 4.5 above.  The Parties agree to negotiate in good faith modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions and/or applicable Service where such increase reasonably reflects Suppliers increased average costs per Contact or Transaction and agreement shall not be unreasonably withheld by either Party. In the event that the Parties are unable to agree, the issue shall be resolved in accordance with Section 4.5 of the Agreement.  For the avoidance of doubt, if the Parties are unable to agree on or have not agreed to modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions, AT&T may move Customer Care Support in excess of the Threshold Percentage from Supplier under Section “6.4” above.  For the avoidance of doubt, if the Parties agree to a price increase or changes to process, then (a) any such price increase or changes to process shall only be effective when the Threshold Percentage is exceeded and shall not apply to Services retained by Supplier if the Threshold Percentage is not exceeded; and (b) the provision of Sections “6.3” and “6.4” above shall continue to apply to any Customer Care Support retained by Supplier; and (c) any such increase in pricing or changes to process shall be effective on the date that Customer Care Support is moved from Supplier.

6.5                   Termination for Convenience of Operations Management Support Services — During the Initial Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s Operations Management Support Services, provided under this Order in whole or in part.  In the event AT&T terminates for convenience Supplier’s Operations Management Support Services under this Order, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Services performed through the date of termination.

6.6                   Failure to Meet Service Level Performance Metrics.  In the event that Supplier fails to meet or exceed (a) the same Service Level Performance Metric (as defined in Appendix B) for **** in any **** or **** in any ****, or (b)  **** or more Service Level Performance Metric’s for **** in any ****or **** in any ****, AT&T may elect to have AT&T or its designated third party perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** that failed such requirement in (a) or (b) above resulting in more than the Threshold Percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (up to ****) of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats processed.  For purposes of this Order, Service Level Performance Metrics for **** shall have the meaning ascribed to such term in Appendix B specific to ****.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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6.7                   In the event that all Work or Services under this Order are terminated per Sections 6.2, 6.3, 6.4 and 6.5 above, this Order will be deemed to be terminated by AT&T as of the effective date of the termination of the last such Work or Services under this Order.

6.8                   Return of Information Obligations upon Expiration or Termination

Each Party shall, except as required under law or this Order, upon expiration or termination of this Order and after all Wind Down and Transition efforts have concluded, promptly return all papers, materials, and property of the other Party.

6.9                   Wind Down and Transitioning.

a.              The Parties acknowledge that upon the termination or expiration of the Agreement (provided that such termination is not a result of termination by Supplier for cause), existing Customers will need to be migrated to AT&T-hosted or to third party-hosted platforms.  Because of the volume of Customer provisioning that is handled by Supplier at the time of execution of this Agreement, the Parties agree that they will need to develop a Transition Plan at that time in order to carry out an orderly, migration that mitigates disruption of operations for AT&T.  For purposes of this section, Transition Plan shall be defined as a mutually negotiated, written document outlining the respective obligations of each Party in carrying out an incremental or phased cutover of Customer Order provisioning provided by Supplier under this Agreement to AT&T, including the continued payment of agreed unit prices under any supplemental Order, to the extent incurred, and the payment of any agreed time and material charges incurred above the existing unit prices.

b.              The Parties agree to negotiate in good faith toward a Transition Plan that will cover at least the following points:

(i)             Segmenting Customer Information from the view, modification, deletion or any other access by Supplier or Supplier-chosen subcontractors who will continue to work for Supplier on other, non-AT&T e-commerce businesses after the Transition Plan;

(i)             Electronic capture, transfer and backup during Transition Plan of (a) Customer Information, including names, addresses, and IP addresses and other identifying information needed to carry out the migration and (b)pending trouble tickets, billing or provisioning corrections, and other data for Customer Orders in process; and

(iii)       The length of time needed to complete the Transition Plan, including a schedule for phased or incremental cutovers.

c.               Except as set forth in Section 6.3(c) of this Order, Supplier shall not be required, pursuant to this Section 6.9  or otherwise, to disclose or otherwise make available to AT&T the proprietary technology, software, or source code of Supplier or Supplier subcontractors, as well as any Confidential Information relating thereto.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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Exhibit P-1- Price Chart(s), version 1.0, Effective Date: August 1, 2013

Transaction Fees for Transactions Requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

Channel	Inbound Calls, Outbound Calls & Chats (the “Baseline Rate per ****”)	Manual Transaction Processing (non- Calls or Chats) (the “Baseline Rate per Hour”)
****	****	****

By not later than ****, the Parties shall meet and review the CPH estimates used in determining the Transaction Fees in the Version 21 price chart below and review for comformance with Section 4 of Appendix B (Supplier’s Prices) of the Agreement.

Transaction Type	Price/Transaction
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

Note:  Other Transactions Types billed using FTE Pricing

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Appendix B — Performance Metrics, Remedies and Bonuses

1.              Service Level Requirements and Remedies

This Appendix B provides the Service Level Agreement (SLA) and remedies for the **** eCommerce Channel.  Such performance and remedies are, in each case, subject to the Exclusions noted herein.  “Service Level Performance Metric” shall mean those service levels defined in this Appendix and that have a specific credit remedy defined herein associated with failure to meet such defined performance metric (with all other performance measures or metrics being “key performance metrics” for monitoring and analytical purposes only).  Except as otherwise provided, Service Level Agreement Special Events will be reviewed on an individual basis.  AT&T and Supplier agree to meet and review Special Event requirements on as-needed basis.  Supplier will apply commercially reasonable efforts to fulfill Special Event requirement and SLA requests for Special Events.  Supplier and AT&T will meet no less than ****  to review and modify, as agreed upon, the call types, performance metrics and remedies where appropriate.

1.1            Customer Order/Transaction Cycle Time Service Level Performance Metric for Customer Orders Requiring Manual Transaction Processing:

a.              **** of all Customer Lines of Service (LOS) on a Customer Order accepted by the ASP Solution in a Customer Order in a given **** will be entered into the AT&T defined system of record within the “shipping cut off window” (as defined below).

In the event the Customer Order/Transaction Cycle Time Service Level Performance Metric is not met in a given ****, Supplier will provide to AT&T the credit set forth in Table 1 each such ****.

If the Customer Order/Transaction Cycle Time Service Level Performance Metric is exceeded in a given ****, Supplier will invoice AT&T the premium set forth in Table 1 each such ****.

Table 1: Customer Order/Transaction Cycle Time Service Level Performance Metric for Manually Processed Orders.

Attainment Tier	Requirement or Target Metric	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
OC 1	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 2	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 3	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 4	**** Transactions submitted within shipping cut off window	No credit or bonus applicable
OC 5	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 6	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 7	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 8	**** of Transactions submitted within	**** of Manual Transaction Processing Fees for

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Attainment Tier	Requirement or Target Metric	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
	shipping cut off window	such program element in such ****
OC 9	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 10	**** of Transactions submitted within shipping cut off window for ****	**** of Manual Transaction Processing Fees for such program element in such ****

“Shipping cut-off window” is defined as **** for Customer Orders accepted before ****.

In calculating the above Customer Order/Transaction Cycle Time Service Level Performance Metric for Manually Processed Orders, only those Customer Orders accepted in the ASP Solution in such ****  that require **** Manual Transaction Processing shall be included in such calculation.

1.2             Customer Order/Transaction for Manually Processed Orders Order/Transaction Quality Processing Service Level Performance Metric for Customer Orders requiring Manual Transaction Processing Only:

a.              **** of LOS on a Customer Order accepted by the ASP Solution in a ****  period will be entered by Supplier correctly (without data entry error or omission of data required) into the AT&T order entry and billing systems of record as such data was received by Supplier’s Order Gateway.  Orders that deviate from AT&T eCommerce “Shipped As Ordered” (SAO) policy will be excluded from the calculation of attainment of the metric in this Section.  Entry that was as completed as provided in the Customer Order shall be deemed to be “accurate” or “submitted accurately”.

b.              Supplier will audit a statistical valid sample size of such Customer Orders requiring Manual Transaction Processing to assess the quality levels for such Customer Orders.  The results of such audit will be provided to AT&T on an agreed to schedule.

c.               The above quality assessment shall be a manual process augmented by a systematic “Shipped As Ordered” assessment approach, when available.

d.              Transactions that are not received through the ASP Solution will not be eligible for inclusion in the calculation or above Service Level Performance Metric.

In the event that the Service Level Performance Metric is not met in a given ****, Supplier will provide to AT&T the credit set forth below in Table 2.

In the event that the Service Level Performance Metric is exceeded by Supplier in a given ****, Supplier will invoice AT&T the premium set forth below in Table 2 on a **** basis.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Table 2:  Customer Order/Transaction for Manually Processed Orders Order/Transaction Quality Processing Service Level Performance Metric for Customer Orders requiring Manual Transaction Processing Only

SLA ID	**** SLA Index	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
OQ 1	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 2	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 3	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 4	**** of LOS submitted accurately	No credit or bonus applicable
OQ 5	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such month
OQ 6	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 7	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 8	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 9	**** of LOS submitted accurately for ****	**** of Manual Transaction Processing Fees for such program element in such ****

1.3            Inbound Call & Chat Handling Service Levels Perfromance Metrics

1.              ASA — ****.

2.              Abandon Rate for Inbound Calls — ****.

3.              Chat Button Availability Rate for Inbound Chats — ****.  AT&T systems shall base making the button available based on the anticipated availability of an Agent to support the chat based on ****.  AT&T shall provide **** reporting of such availability rate.  This metric shall not apply to any Chat Transaction Types when any portion of such Inbound Chats during such **** are allocated or distributed to any other entity other than Vendor during such **** or when AT&T applications are not making such button available in accordance with mutually agreed upon parameters or has not made required reporting available to Vendor.  Within **** of the Effective Date of this Order, the Parties agree to develop mutually agreeable Bonus/Penalty metrics and implement same upon amendment to this Order.

4.              Inbound Call Quality Monitoring.  Supplier shall audit and score a minimum of ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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**** using a mutually agreed upon quality measurement criteria.  The results of the monitoring and scoring will be provided to AT&T on an agreed to schedule.

Table 3: Inbound Call & Chat Handling Service Levels Performance Metrics

SLA ID*	Service Level Category	**** Service Level Performance Metric
****	****	****
****	****	****
****	****	****

* IC = Inbound Call Service Level; CH = Chat Service Level

2.              ASP Solution Platform Service Levels and Remedies

2.1            Supplier Order Gateway and Workflow Manager Availability

System Availability:

The Order Gateway and Workflow Manager shall be available and functioning in accordance with the OG SLA (as defined in Section 3.0 below) **** excluding 1) regularly scheduled downtimes to perform system upgrades, application administration, and any other planned events as agreed in advance in writing by the Parties and 2) Supplier written requests to AT&T for any unscheduled maintenance outage periods, if needed (“System Uptime”).  System Availability is measured by ASP Solution Element for each Channel and is calculated as:

****

ASP Solution Platform Elements and Service Levels Performance Metrics and KPI for System Availability:

1.              Order Gateway - ****  System Availability  Service Level Performance Metric

2.              Email Service - **** System Availability Service Level Performance Metric

3.              Workflow Manager - **** System Availability Key Performance Indicator

4.              Web Portal - **** System Availability Key Performance Indicator

5.              Reporting Platform — **** System Availability Key Performance Indicator

Service Level Measurement Process:

1.              Statistics used to determine outages are collected using a suite of network and application monitoring tools as well as data collected by the application itself.

2.              ASP Solution Platform Element Service Level Performance Metric attainment is reviewed on a **** basis.  All statistics from Supplier’s monitoring suite are reviewed and dowtime recorded for that **** is summarized for each funtional area of the ASP Solution Platform Element (e.g. Order Gateway, email, Workflow etc.)

3.              Supplier assumes that the Customer Order volume will not exceed an amount equal to **** of the average **** volume of Customer Orders processed by such Channel during the rolling period of the prior ****.

4.              Functional area outages are determined using the guidelines in the tables below:

Table 4: Supplier System Outage Guidelines

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This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Platform	Outage Criteria
Order Gateway	• **** Order Gateway application servers are down (no response to pings for availability) • Order Gateway cannot process Customer Order and “nacks” **** messages to the Order Gateway
Email Service	• **** Email Service servers are down • **** email messages are able to be forwarded from Supplier email service
Workflow Manager	• **** Workflow Manager servers are down • Greater than **** of the typical volume of Agents cannot access Workflow Manager to perform functions
Reporting Platform

An outage will be recorded if any one of the following occurs:

•                  Real time reporting functionality of Reporting Platform is unavailable or is not updating data on a scheduled basis

•                  **** reports are not generated and delivered. Availability will be measured as a percentage of the overall number of reports generated on a **** basis

ASP Solution Platform Element Service Level Performance Metric Remedies:

Order Gateway and WorkFlow Manager - **** System Availability in a ****.

Supplier will calculate all “downtime” (time of an Outage as noted in Table 4 above) associated with both items listed above and provide one summary figure on a **** basis for overall availability.  Failure to meet service levels will result in the remedies as defined in Table 5 below.

Table 5: Supplier Combined Order Gateway and Workflow Manager System Availability Service Levels and Remedies

Order Gateway and WorkFlow Manager Service Level Combined System Availability In A ****	Credit* Against Total Technology Fee for This Channel for ****
****	****
****	****
****	****
****	****

* Service Credits will be applied in the **** in which the event giving rise to the remedy occurs

Scheduled System Maintenance requires a written notice up to ****, but not less than **** notice to AT&T and Supplier Decision Makers and their subsequent consent.

2.2            Description for e-Mail Manager Key Perfromance Indicators

Supplier will host an email infrastructure that reliably forwards all system generated emails to AT&T Online customers.  This infrastructure will operate within the following service levels:

1.              Dual mail relay servers to deliver expected **** System Availability

2.              Support **** email messages **** (reasonably spaced)

3.              **** retention of all sent email messages

4.              Message sizes may not exceed **** or contain attachments

3.              Order Gateway Performance Service Level Key Perfromance Indicators (“OG SLA”)

Order Gateway under a Normal Transaction Flow (as described below) will respond to **** of the Customer Orders for a Channel within **** of its receipt by the Order Gateway in any given **** provided such Customer Orders is in the documented format and has been submitted by AT&T per the published process documentation and successfully pass Supplier’s Order Gateway validations (as described below).  AT&T will have

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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the responsibility to produce reports from the Order Gateway, or request such reports from Supplier, to measure the results and determine if this SLA Key Performance Indicator is met. AT&T and Supplier shall mutually agree on the format of such reports.  Measurement will be based on **** for a given Customer Order.  Supplier will comply with AT&T’s reasonable requests for data in accordance with the measurement.

“Normal Transaction Flow” means:

a.              Volumes and distributions are within the expected capacity thresholds for ASP Solution as identified in the Agreement.

b.              The sending system emits a valid message for the activity desired per the agreed upon schema.

c.               The AT&T client is also sending messages at the rate both Parties have determined acceptable for the Channel and via the agreed upon protocol.

d.              AT&T’s systems are accepting and correctly processing responses from the Supplier platform.

During the Normal Transaction Flow, it is assumed that the client is sending the correct number of messages per Transaction.

Order Gateway validations:  Upon receipt of a message, the Order Gateway will validate the message against the specified schema and/or configured business rules.  Additional security, database and business logic analysis will be performed to ensure the message can and should be processed by the Supplier system.  If both of these activities are successful, the Order is submitted for processing.

4.              Automation Rates, SLAs and Remedies for Customer Orders

The Parties agree that measurement of automation levels and partial automation levels for Customer Orders is an important metric in overall subscriber satisfaction and the costs of both Parties.  As such, the following parameters are established to review and monitor Automation Rates on agreed upon Customer Orders.  The Parties acknowledge that the Actual Automation rate or Rate of Fallout may have many factors and causes including those that are not indicative of any failure or inadequate performance by a Party.  As such, the Parties shall meet quarterly to establish and review the parameters and requirements for measuring Automation Rates and, discuss adjustments as may be reasonably agreed upon by the Parties from time to time.  Any such adjustments shall be made pursuant to the Change Order Process under the Agreement.

1.              Establishing Expected Automation Rate.

The Parties shall mutually agree in writing on the Customer Orders that constitute the Customer Orders in the Customer Order Class.  Such orders shall be:

(a)         supported by a Workflow and Order Manager configuration, process and flow that supports such Orders being capable of being an Automated Order (ie. is not a workflow or process that has, by business rule or otherwise, an anticipated Fallout condition for each such Customer Order), and

(b)         of a similar nature or type so as to provide meaningful Automation Reporting output for management purposes as reasonably agreed upon by the Parties without undo detail or quantities of measurements and reports.

(c)          Customer Orders with an established and tested Order Manager and Workflow configuration for at least ****.

Upon establishing the Customer Order Class, the Parties shall study the Automation Rate of the Customer Order Class for Completed Customer Orders in the Customer Order Class over the **** period that does not include a Special Event (an “Evaluation Period”) where the following data is reasonably constant or static during such Evaluation Period (collectively, the “Baseline Data”):

(a)         Mix of the types of Customer Orders within the Customer Order Class and the Automation Rate for such Orders,

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This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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(b)         Volume and arrival distribution of such Customer Orders,

(c)          Relative occurrence of issues that impact or cause Fallout or a Customer Contact (excluding Fallout as a result in a Defect in the ASP Solution or error in configuration or implementation of a process or workflow in the ASP Solution by Supplier), and

(d)         Current processes, workflow and task requirements and the SLA requirements established for the Customer Orders in the Customer Order Class as well as average handle times and system response times for connected applications external to the ASP Solution that are applicable to the Orders and related parameters (such a system timeouts and “retries”) (collectively, the “Requirements”).

The Parties shall use the Average Automation Rate for the Customer Order Class over each **** of the Evaluation Period less **** as the Expected Automation Rate for such Order Class.  In the event that, for each **** of an Evaluation Period, the **** Automation Rate varies from the average Automation Rate in such Evaluation Period by more than ****, the Parties shall (a) defer the assignment of an Expected Automation Rate for such Customer Order Class or (b) conduct such evaluation on an extended or new Evaluation Period, as may be reasonable, until such discrepancy and deviation is less than or equal to ****.

For each Customer Order Class that has an established Expected Automation Rate, such rate shall remain the same during each **** of the Term.

2.              Measurement and Reports.

Supplier will provide Automation Reports to AT&T for agreed upon Order Classes on a **** basis (each such ****, a “Measurement Period”) setting forth (a) calculations of actual performance relative to the SLAs for the relevant ****; and (b) in the event that any SLAs are not achieved in any given ****, a description of the cause or causes believed to have caused such failure to achieve such SLA, and, to the extent such caused by a Defect, any corrective actions taken by Supplier to prevent re-occurrence.

Customer Order Processing Automation Rate

Customer Order Class	Expected Automation Rate
1.	1.

3.              Adjustments to the Expected Automation Rate.

If, there are changes in the Requirements or Baseline Data for an Order Class or additions/deletions of Orders types in the Order Class (creating a new Order Class), Order class makeup, Expected Automation Rate and related obligations and rights shall be readjusted pursuant to the mutual agreement of the Parties, in good faith and in a manner consistent with the intent of this Agreement and Section 1 above, to reflect such changes.  In the event of a process change requested by AT&T, the Parties will mutually agree on an appropriate period, if any, after such implementation when the SLAs will not apply.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.002

4.              SLA and Remedies.

SLA Category	Remedy
****	****

5.              Assumptions and Exclusions

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.002

5.1 Methods and Procedures (M&P)

Subject to the terms of this Order, Supplier’s Customer Care Support will adhere to AT&T’s approved Methods and Procedures (M&P).  Supplier must submit a change request and receive prior written approval from AT&T to deviate from the approved M&P.

5.2 Exclusions

No remedies for any error, failure or delay of Supplier shall be deemed to occur to the extent resulting from the following (collectively “Exclusions”)

1.              Any failure, error or delay resulting from volume in a given interval exceeds the volume in Locked Forecast for such Contact to transaction type that interval by more than ****, except in the case of the ASP Solution Platform Availability SLA for which the threshold shall be ****  of the **** volume of Customer Orders processed by such Channel during the rolling period of the ****;

2.              An error, delay or failure of any AT&T network, application or system or service provided by or obtained from AT&T for use in supporting the Services;

3.              Defects where normal intervals for ASP Solution testing of a release were not available as a result of accelerated timelines requested by AT&T;

4.              Any incorrect or missing data provided by AT&T, its agents or its Customers;

5.              An error, delay or failure resulting from acting on the instruction of AT&T or an event outside the reasonable control of Supplier or as a result of any other exclusion set forth in the Order or Agreement

6.              Any failure by AT&T to meet its obligations under this Order or the Agreement;

7.              Any error, delay or failure in the ASP solution that is not a result of a Defect

Notwithstanding the existence of an Exclusion, Supplier shall nevertheless use commercially reasonable efforts to continue to meet Service Levels under this Order during the existence of an Exclusion.  Transactions or Customer Orders that failed to meet a performance metric as a result of the existence of an Exclusion shall be excluded from calculations in determining the credits or bonus.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.002

Exhibit R-1 — Operational Reports

Channel	Report Name	Frequency
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order

No. SG021306.S.025.S.003

Between

Synchronoss Technologies, Inc.

And

AT&T Services, Inc.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

CONFIDENTIAL TREATMENT REQUESTED

Order

This Order No. SG021306.S.025.S.003 (the “Order”) is by and between Synchronoss Technologies, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties,” and shall be governed pursuant to the terms and conditions of that certain Subordinate Material and Services Agreement No. SG021306.S.025 dated August 1, 2013 (the “Agreement”) between Supplier and AT&T, which by this reference are incorporated as if fully set forth herein.  Unless otherwise stated in this Order, all terms defined in the Agreement shall have the same meaning in this Order.  Any terms and conditions in this Order that modify, vary from or are inconsistent with the terms and conditions of the Agreement shall apply to this Order only.  If there is an inconsistency or conflict between the terms and conditions of this Order and the Agreement, the terms of this Order shall control with respect to the subject matter of this Order.

1.                                      Definitions:

Terms not defined herein shall have the meaning assigned in the Agreement or Master Agreement.

Term	Definition
Automation Report

For Customer Orders in a Customer Order Class that is Automation Eligible, the report shows the (a) total number of Customer Orders of such Order Class Completed in such **** that were Automated Orders in a given month, (b) the total number of Customer Orders of in such order Class Completed in such **** and (c) the percentage of such Customer Orders that were Automated Orders.

Automation Eligible

Customer Order Classes where the process requirements for such Customer Order Class that are configured in the ASP Solution support Completion of as Automated Orders if a Fallout condition is not encountered (ie: excluding Customer Orders that will, by the configured process, always encounter a Fallout condition).

Automation Rate	For a given period and Order Class, ****.
Business Rule Fallout

Any Fallout that occurs as an intended result of a configured business rule or process in the workflow of the ASP Solution that, when a Customer Order satisfies the criteria of such rule, is directed to a queue for Manual Transaction Processing or intervention by an Agent.

Expected Automation Rate	Means the minimum expected Automation Rate for a given Order Class for any given month of the Term mutually agreed upon by the Parties in accordance with Appendix B, Section 3.2.1 and 3.2.2
Fallout	A condition that occurs when a Customer Order ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Term	Definition

**** (NOTE: a Contact that is not a result of (or in response to) Fallout does not change the status of classification as an Automated Order - such a status request call by a Subsciber on an Customer Order that flowed through without manual intervention)

Customer Order Class	A group of Customer Orders of a similar type or nature for a given Channel for reporing, tracking and management purposes.

2.                                      Duration of Order:

After all Parties have signed, this Order shall be effective on August 1, 2013 (the “Effective Date”) and will continue until July 31, 2016 unless earlier terminated as set forth herein (the “Initial Term”).   AT&T, solely at its discretion, may renew this Order for **** (the “Renewal Term” and together with the Initial term, the “Term”) by providing at least **** written notice prior to the end of the Initial Term.

3.                                      Description of Material and/or Services:

3.1                               Background and Scope

The scope of this Order is to define the work activities, pricing, forecasting process, performance metrics and associated incentive credits and remedies associated with the Services performed by Supplier for AT&T eCommerce.

During the Term, Supplier shall provide its ASP Solution as Supplier hosted managed Service.  The ASP Solution supports a streamline of the back office management process relating to the sale of telecommunications services by AT&T eCommerce, improved cycle times for such sales, intended to reduce the cost per Customer to perform such processes or tasks related to a Customer Order.

Supplier shall provide (as set forth in this Order):

a.              The process, tools and organizations that support AT&T eCommerce Transaction management.  Transaction management includes, but is not limited to:

i.                  Automated Customer Order processing through the Order Gateway;

ii.               Customer Care Support; and

iii.            Manual Transaction Processing;

b.              Operational metrics and executive reporting set forth herein; and

c.               The ASP Solution configuration management, hosting and Tier 1-3 support (to designated AT&T IT staff) of the Order Gateway,  Workflow Manager, Reporting Platform,  Integrated IVR Solution, and Email Manager; and

d.              IT Professional Services (as defined in Section 3.0 of Attachment B to the Agreement).

3.2                               Services and/or Specifications

Supplier shall perform the following Services under this Order:

a.              Supplier is responsible for providing AT&T eCommerce with access to the ASP Solution, Manual Transaction Processing and Customer Care Support (collectively the “Managed Services”), specific

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CONFIDENTIAL TREATMENT REQUESTED

to the Consumer Wireline Channel, as specified in this Order.  Supplier will provide the Managed Services required for processing Customer Orders, including Manual Transaction Processing and Customer Care Support assigned to the OMC. Supplier will provide the required staff of Agents, subject matter experts and managers (collectively “Supplier Resources”), and access to the ASP Solution to handle the work items, all in accordance with the Agreement and this Order;

b.              Subject to any Exclusions (defined in Section 1.3 of Appendix B), Supplier shall provide the Services in accordance with the Service Level Performance Metrics set forth in Appendix B of this Order;

c.               Subject to any Exclusions, for breach of any agreed Service Level Performance Metrics in any ****, Supplier shall provide to AT&T service level credits to be applied to Supplier’s invoices as set out under Appendix B of this Order;

d.              For exceeding any Service Level Performance Metrics in any ****, Supplier shall invoice AT&T for service level debits to be applied to Supplier’s invoice as defined in Appendix B of this Order; and

e.               Additional Services may be added to this Order upon mutual written agreement of the Parties in accordance with the Change Control Process described in Appendix M of the Agreement.

3.3                               Key Tasks and Deliverables

Supplier represents and warrants that its Services shall conform to the requirements contained in this Order and shall be performed in a professional workman-like and timely manner.

The table below outlines the key tasks to be performed and deliverables to be provided by Supplier.  Deliverables shall meet all mutually agreed-upon requirements and specifications by the Parties.

Tasks	Deliverables
a. Automated Order Processing using the ASP Solution	As set forth in Appendices A & B
b. Customer Care Support	As set forth in Appendices A & B
c. Manual Transaction Processing	As set forth in Appendices A & B
d. Operational Metrics and Reporting	As set forth in Appendix B and Exhibit R-1 respectively
e. IT Professional Services	ASP Solution functionality as set forth in mutually agreed upon specifications in accordance with Section 3.0 of Appendix B of the Agreement

3.4                               Supplier Responsibilities

In addition to Supplier performing the Services described in Section 3.2 and providing the Deliverables defined in Section 3.3, and subject to AT&T meeting its responsibilities under this Order, Supplier shall provide the following:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4

CONFIDENTIAL TREATMENT REQUESTED

a.              Manage and direct all aspects of the Supplier Resources to perform Services and provide the Deliverables defined by this Order;

b.              Provide adequately trained and otherwise qualified Supplier Resources in accordance with ****, including any agreed upon requirements specific to the **** Channel,  to create the Deliverables and provide Services, as applicable, under this Order;

c.               Provide personnel management of Supplier Resources, including required training/orientation for any new resources that are added by Supplier;

d.              Provide IT Professional Services to maintain ASP Solution interface compatibility among system components in AT&T’s operational environment;

e.               Subject to any Exclusions, meet all delivery dates agreed upon by the Parties and the Performance Metrics specified in Appendix B this Order;

f.                Provide, for Supplier Resources billed on a time and materials or FTE basis, a suitable time reporting system for the collection of Supplier Resource work times related to this Order; and

g.               Timely response to open issues, problems and action items raised by AT&T.

3.5                               AT&T Responsibilities

AT&T will be responsible for the following in addition to other responsibilities under the Master Agreement or Agreement:

a.              Management and direction of all AT&T team resources working in relationship with Supplier on this Order;

b.              Timely access to all AT&T subject matter experts that the Parties determine are required to provide Services or complete Deliverables;

c.               Timely communication of all changes related to deliverables, dependencies and requirements (including any changes to AT&T systems or processes);

d.              Timely response to open issues, problems and action items raised by Supplier; and

e.               Any content provided by AT&T.

4.                                      Personnel to Perform the Services:

Supplier shall provide skilled and experienced Supplier Resources to perform the Services described in Section 3.2 and provide the Deliverables defined in Section 3.3.

5.                                      Location:

5.1                               Onshore Location(s):

Supplier’s U.S.-based resources shall provide the Services at its facilities located at the addresses set forth below.  Additional sites located in the United States may be added by Supplier upon written notice to AT&T.

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5

CONFIDENTIAL TREATMENT REQUESTED

****

5.2                               Offshore Location(s):

Except for hosting, data backups and disaster recovery of Supplier’s ASP Solution, which may not be provided from any Offshore Location (as defined below), Supplier’s offshore resources shall provide any of the other Services at Supplier’s facilities located at the addresses set forth below. In addition, unless otherwise agreed upon in writing by the Parties, agents providing call support Services from locations in Canada are capped at **** across all Channels, the total number of such **** currently providing such Services as of the Effective Date of this Order.

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6

CONFIDENTIAL TREATMENT REQUESTED

****

Supplier may add other countries not previously approved by AT&T where Supplier (or Subcontractors) has additional offshore locations upon prior written approval by AT&T Supply Chain & Fleet Operations of such additional country. In the event that Supplier transfers the Services provided under this Order from one physical location to another physical location within the same country or to a physical location in another previously approved country as shown in Appendix K of the Agreement, Supplier shall provide reasonable notice to AT&T of any such transfer.

Notwithstanding the foregoing and excluding any temporary transfer of Services to (i) maintain business continuity or Service recovery in times of impairment of Services provided under this Order, (ii) provide support for Special Events or (iii) meet agreed upon off-shore labor thresholds permitted under Section 4.1 Appendix B to the Agreement, Supplier shall require AT&T’s written prior approval for (a) such transfer of Services longer than ****  to an existing Supplier center that has failed to meet the same Service Level Performance Metrics in the past **** or in any given **** over the ****, (b) such transfer of Services that has occurred at least **** in the **** to an existing Supplier center that has failed to meet Service Level Performance Metrics in the **** or in any given **** over the **** or (c) such transfer of Services is to a new physical location other than an existing approved Supplier location.

The Parties agree to work in good faith to review and discuss the distribution of Supplier’s resources performing Customer Care Support under this Order.

Supplier agrees to abide by all AT&T security requirements provided in the Agreement.

6.                                      Fees & Payment Terms:

6.1                               Supplier shall perform the Services and provide the Deliverables described in this Order in accordance with the fee structures provided in Appendix A of this Order.

6.2                               Supplier shall render invoices and all required supporting detail to AT&T in accordance with Section 3.5 of the Agreement by not later than the **** following the **** in which Services were provided.  Payment terms are as set forth in Section 3.5 of the Agreement.

6.3                               No travel and living expenses incurred by Supplier under this Order shall be reimbursed unless AT&T has provided prior written approval for such expenses.

6.4                               All travel and living expenses shall be in accordance with the Reimbursable Expenses section of the Agreement and the AT&T Vendor Expense Policy attached to the Agreement as Appendix Z.

6.5                               Supplier shall separately invoice AT&T **** in arrears for any travel and living expenses authorized (pre-approved) and such expenses will be payable to Supplier in accordance with Section 3.5 of the Agreement.

7.                                     Invoices/Billing Information:

Invoices and billing information shall be issued **** in accordance with Section 3.5 of the Agreement and shall be sent to:

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7

CONFIDENTIAL TREATMENT REQUESTED

****

with copies of all such invoices to:

****

8.                                      Points of Contact:

Supplier agrees to respond to all changes to, interpretations of, additional purchase requirements and any other matters related to the provisions contained in this Order by contacting AT&T’s representative below:

****

For project management and coordination of Services under this Order, the Supplier and AT&T contacts are provided below.

The AT&T project managers and/or points of contact shall be:

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CONFIDENTIAL TREATMENT REQUESTED

The Supplier project manager and/or point of contact shall be:

****

9.                                      Name of Affiliate Ordering Services:

AT&T Services, Inc.

10.                               Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Order may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[Signature Page Follows Immediately Hereafter]

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Order to be executed as of the Effective Date.

Synchronoss Technologies, Inc.		AT&T Services, Inc.

By:	/s/ Stephen Waldis	By:	/s/ Tim Harden

Printed Name: Stephen Waldis		Printed Name: Tim Harden

Title: Chief Executive Officer		Title: President - Supply Chain & Fleet Operations

Date:	August 30, 2013	Date:	August 30, 2013

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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CONFIDENTIAL TREATMENT REQUESTED

Appendices

Appendix A — Managed Services Pricing and Termination Provisions

Supplier shall provide the Managed Services, including any applicable deliverables set forth in the scope of such Services, for the following fees:

1.              Technology Fee

1.1 Fees for the Use of the ASP Solution under this Order (Technology Fee) shall be as set forth in Section 1.0 of Appendix B of the Agreement.

1.2 Supplier shall invoice the Technology Fee to **** as set forth in Section 7 of the Order.

2.              Hosting Fee

2.1 Hosting Fees for the ASP Solution under this Order (Hosting Fee) shall be as set forth in Section 2.0 of Appendix B of the Agreement.

2.2 Supplier shall invoice the Hosting Fee to **** as set forth in Section 7 of the Order.

3.              IT Professional Services Fees

3.1 Fees for the IT Professional Services shall be as set forth in Section 3.0 of Appendix B of the Agreement.

3.2  Supplier shall invoice the IT Professional Services fees to **** as set forth in Section 7 of the Order.

4.              Customer Care Support and Manual Transaction Processing Fees

4.1 AT&T shall pay Supplier Customer Care Support and Manual Transaction Processing fees as set forth in Section 4.0 of Appendix B of the Agreement.

4.2 Supplier shall invoice such Fees to **** as set forth in Section 7 of the Order.

4.3 For each program where pricing is Transaction based:

i)                 Forecasting — ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.003

****

4.4 For programs where pricing is FTE based:

i)       “FTE Pricing” for Contacts or Manual Transaction Processing where a Transaction Price does not apply or is not available shall be pursuant to the terms of Section 4.3 of Appendix B of the Agreement.

ii)      In the event that Supplier invoices Manual Transaction Processing Fees or Customer Care and Support based on the FTE Pricing methodology described in this Section, Supplier shall provide detail at the time of its **** invoice that substantiates **** billing for the number of pre-approved FTEs agreed to in the FTE Staff Plan along with all Overtime **** authorized by AT&T, if any.  The billing detail provided shall include the following information:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.003

FTE Pricing — ****

Team Description	# FTEs	****/FTE	**** Rate	Total
Team A

Team B

Team C

Total

4.5 Supplier shall provide up to **** of continuation training (“CE Training”) per Supplier agent FTE who’s primary responsibility is support of Contacts (a “CSR”) for a given program per **** at **** to AT&T provided that materials and reasonable advance notice are provided by AT&T for such training.  The use of CE Training **** must be preapproved by AT&T’s Vendor Manager in writing.  CE Training **** may be used for sales training, coaching, program updates, changes to the **** program, software and system updates and/or changes, scripting changes, or other topics related to the Order and the Services provided hereunder that AT&T reasonably request.  Additional training for CSR performance improvement issues on a given CSR (recursive training) shall be **** to AT&T and shall not count toward the allocation for CE Training ****. Supplier must account for such CE training in providing staffing in accordance with Section 4.3 i) above.  If this training is not completed in a **** solely due to Supplier’s inability to meet staff requirements reasonably anticipated to meet the volumes and volume distributions in the Locked Forecast resulting in a shortfall of CSRs for such ****, such training scheduled for such period under the CE Training allotment shall be completed in the following **** and such training will not be counted towards following **** allotment of CE Training ****.  Except as set forth herein, any unused allocation of such training may not be carried forward to future **** or transferred between programs and no credits shall be provided for any unused allocation.

5.              Operations Management Support Fees

As part of this Order, Supplier will provide AT&T with Operations Management support.  The dedicated team will provide AT&T with the following services:

Program Management:

Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality.

Operations Management:

Responsibilities include management of processes pertaining to: credit, activation, and Customer Order fulfillment, Customer Order or Transaction queue management, service level monitoring and reporting, staffing, IVR management, CSR training, and interacting with **** and **** and Care teams to ensure seamless, high quality customer service for eCommerce Customers.

With the exception of performance issues by a resource, which shall be addressed in accordance with the terms of the Agreement or as otherwise set forth in Special Event or other written documentation agreed upon by the Parties, adjustments to increase the resources must be communicated in writing **** before the start of the next **** while **** minimum advance notice is required in writing to terminate a resource per Section 6.5 below Resources requested to be added shall be subject to resource availability.

Table 5 below reflects the schedule and fee for each FTE on the **** Operations Management Team as of the Effective Date of the Order.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.003

Table : Operations Management Fee Schedule

Role	**** Rate Per FTE
Data Analyst	****
All Other Roles	****

6.              Termination Provisions.

6.1                   Termination for Cause - If either Party breaches any provision of this Agreement and/or any Order, and (i) if the breach is one that by its nature could be cured, and such breach is not cured within **** after the breaching Party receives written notice, or (ii) if the breach is material and one that by its nature cannot be cured, then, in addition to all other rights and remedies at law or in equity or otherwise, the non-breaching Party shall have the right upon written notice to immediately terminate this Agreement and/or any such Order without any obligation or liability.  Failure of the non-breaching Party to immediately terminate this Agreement and/or any Order (x) following a breach which continues longer than such cure period, provided such breach has not been cured prior to the non-breaching Party’s providing notice of termination, or (y) following a breach that cannot be cured or that constitutes a violation of Laws shall not constitute a waiver of the non-breaching Party’s rights to terminate; provided, however, if the non-breaching Party does not exercise such termination right within **** of the date such right is triggered, the non-breaching Party shall waive its right to terminate with respect to such breach.

6.2                   Termination for Convenience of the ASP Solution and IT Professional Services - ****, during the Initial Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least ****  prior to the effective date of the termination, terminate Supplier’s ASP Solution and IT Professional Services, provided under this Order, in whole.  In the event AT&T terminates for convenience Supplier’s ASP Solution and IT Professional Services under this Order in whole, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Work or Services performed through the date of termination and a termination charge (provided however, such termination shall not relieve AT&T of any obligations for any minimums under the Agreement).  The termination charge shall be calculated as shown in the table below.

Period	Notification Date On or After	Termination Notice	Termination Charge
Initial Term	****	****	****

6.3                   Termination for Convenience of up to **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.              AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice, terminate **** of the volume in any month during a **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats (the “Threshold Percentage”), provided under this Order.

b.              In the event AT&T terminates Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for convenience up to the Threshold Percentage, and elects, solely at its discretion, to perform the work itself or through its designated third party, AT&T shall notify Supplier via the forecasting process (identified in Section 4.3 and 4.4 above) the actual percentage of **** Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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AT&T intends to assume (or, if applicable, it requests for a third party to assume).  Upon such election by AT&T, Supplier shall have no responsibility for any such Customer Care Support or Transactions requiring Manual Transaction Processing that AT&T elects to perform or have a third party perform.

c.               In the event AT&T elects for AT&T or other third party to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for ****, Supplier will provide AT&T or its designated third party employees and contractors who will be performing such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats access to the Workflow Manager, Call Tracker, and Reporting Platform and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** within **** after AT&T notifies Supplier.  In addition, each employee or contractor of AT&T or such third party who will access the ASP Solution or related Supplier system(s) shall agree in writing to comply with Supplier’s information security requirements.  Supplier will work with AT&T to ensure that the allocations of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats to be processed by Supplier and to be processed by AT&T for **** are implemented as mutually agreed by the Parties in accordance with this Order. AT&T shall be responsible for the actions or inactions of such third Parties granted access to the ASP Solution.

d.              In the event that AT&T elects to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats processed by AT&T (or its subcontractors) for **** in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by AT&T or its designated third party provider to complete such transition within **** (subject to any forecasting requirements or minimums) unless the Parties mutually agree to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in three 30 day intervals, of **** (e.g., AT&T communicates to Supplier they want to increase the percentage allocation by **** in total.  Supplier will transition **** during the ****, **** during the **** period, and the **** during the **** until the additional **** (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats in accordance with this Section shall have no effect on the Technology Fees or Hosting Fee provided above.

e.               In the event AT&T makes such election and exceeds the percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (where such overage was incidental or a good faith error in estimation of volumes) set forth above in any ****, Supplier will not penalize AT&T for any such overage and, in such case, the Parties will promptly upon determining such overage, meet and negotiate in good faith a process to timely move to compliance with the then applicable requirements and percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats AT&T should be handling pursuant to the terms of this Order.

6.4                   Termination **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.              In the event that AT&T elects to perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats itself or through a third party for **** in excess of the Threshold Percentage and Supplier does not have the appropriate skill sets or such third party bid or pricing is at a lower cost than Supplier under this Order, Supplier shall have the opportunity to review the bid (subject to compliance with any obligations of confidentiality) and determine if Supplier can meet

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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the same price and material terms to AT&T by such third party and/or skill set requirements as provided to AT&T in such bid.  Promptly after receiving such bid, AT&T shall provide Supplier with the necessary information relating to such bid (including material terms, pricing and resources) for Supplier to make such determination; provided, however, AT&T shall not be required to provide any information which would cause it to violate its confidentiality obligations to a third party.  Supplier shall take information provided by AT&T at face value in connection with such determination.

b.              Within **** (“Evaluation Period”) of receiving the necessary information from AT&T, Supplier shall provide written notice to AT&T whether it will (a) perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats that are the subject of the Evaluation Period for **** on the same fees, service level agreements, key performance indicators, quality requirements, productivity requirements, countries or locations from which service is supported,  systems, training requirements, infrastructure or processing requirements (with materially equivalent legal terms and conditions as those that exist between the Parties, such as those pertaining to the allocation of risk and liabilities (e.g., limitation of liability, indemnification, payment terms and termination for convenience)) as set forth in such bid when taken as a whole or aggregate offer (unless otherwise agreed upon by the Parties in writing) immediately upon completion of such evaluation within the Evaluation Period (or upon **** of completion of the Evaluation Period if such terms and conditions or modified pricing require or provide for a modification in Supplier centers performing Services (ie: off shore location) or training or of Agents) and the Parties shall document such changes in the form of a written amendment to this Order, (b) allow AT&T or such third party to assume such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in such bid, or (c) escalate to its respective executives in accordance with the provision below.  In the event that Supplier does not provide written notice to AT&T within such **** period, AT&T may deem that Supplier elected not to match the applicable bid. In the case of notification by Supplier under item (b) above, such notification shall also contain estimation of cost increases, if any, for Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats retained by Supplier.  Notwithstanding anything to the contrary, in the event that AT&T makes an election to move Customer Care Support from Supplier under the provisions of this Section in excess of the Threshold Percentage, such move must be to only to use the third party resources that were the subject of the bid used in the Evaluation Period and under the terms presented under such bid in all material respects.  In the event that Supplier and AT&T do not agree on the results of such evaluation, an officer of Supplier and an officer of the respective division of AT&T shall meet to resolve such dispute within **** of the conclusion of the Evaluation Period.  In the event that such executives cannot resolve such dispute, Supplier shall provide the third party which provided such bid or

AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in Section 4.5 above.

c.               In the event that AT&T is entitled to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by its designated third party provider to complete such transition within **** of the conclusion of the Evaluation Period unless the Parties mutually agree in writing to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in **** intervals, of ****. (e.g., AT&T communicates to Supplier they want to increase the percentage allocation by **** in total.  Supplier will transition **** during the ****, **** during the ****, and the **** during the **** until the additional **** (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in accordance with this Section shall have no effect on the Technology Fee or Hosting Fee provided above provided however, in the event that this has AT&T exceeding the Threshold Percentage, Synchronoss may charge for, in addition to the Technology Fee and any other fees due under the Order, a price per Customer Order in excess of the Threshold Percentage that uses the Workflow Manager where any Manual Transaction Processing is by a party other than Supplier equal to a fee not to exceed **** (excluding any Synchronoss Agents) granted access to the Order Manager, Call Tracker, and Visibility Manager and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for ****.

d.              For the avoidance of doubt, notwithstanding anything to the contrary, termination of the Customer Care Support shall be permitted pursuant only under the terms of Sections “6.3” and “6.4” above.  In the event of an election by AT&T to move Customer Care Support in excess of the Threshold Percentage from Supplier under Section “6.4” where such move alters the type or distribution on a program of any of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats retained by Supplier and is likely to adversely impact Supplier’s costs or efficiency, Supplier shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in Section 4.5 above.  The Parties agree to negotiate in good faith modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions and/or applicable Service where such increase reasonably reflects Suppliers increased average costs per Contact or Transaction and agreement shall not be unreasonably withheld by either Party. In the event that the Parties are unable to agree, the issue shall be resolved in accordance with Section 4.5 of the Agreement.  For the avoidance of doubt, if the Parties are unable to agree on or have not agreed to modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions, AT&T may move Customer Care Support in excess of the Threshold Percentage from Supplier under Section “6.4” above.  For the avoidance of doubt, if the Parties agree to a price increase or changes to process, then (a) any such price increase or changes to process shall only be effective when the Threshold Percentage is exceeded and shall not apply to Services retained by Supplier if the Threshold Percentage is not exceeded; and (b) the provision of Sections “6.3” and “6.4” above shall continue to apply to any Customer Care

Support retained by Supplier; and (c) any such increase in pricing or changes to process shall be effective on the date that Customer Care Support is moved from Supplier.

6.5                   Termination for Convenience of Operations Management Support Services — During the Initial Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s Operations Management Support Services, provided under this Order in whole or in part.  In the event AT&T terminates for convenience Supplier’s Operations Management Support Services under this Order, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Services performed through the date of termination.

6.6                   Failure to Meet Service Level Performance Metrics.  In the event that Supplier fails to meet or exceed (a) the same Service Level Performance Metric (as defined in Appendix B) for **** in any **** or **** in any ****, or (b)  **** or more Service Level Performance Metric’s for **** in any **** or **** in any ****, AT&T may elect to have AT&T or its designated third party perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** that failed such requirement in (a) or (b) above resulting in more than the Threshold Percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (up to ****) of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Chats processed.  For purposes of this Order, Service Level Performance Metrics for **** shall have the meaning ascribed to such term in Appendix B specific to ****.

6.7                   In the event that all Work or Services under this Order are terminated per Sections 6.2, 6.3, 6.4 and 6.5 above, this Order will be deemed to be terminated by AT&T as of the effective date of the termination of the last such Work or Services under this Order.

6.8                   Return of Information Obligations upon Expiration or Termination

Each Party shall, except as required under law or this Order, upon expiration or termination of this Order and after all Wind Down and Transition efforts have concluded, promptly return all papers, materials, and property of the other Party.

6.9                   Wind Down and Transitioning.

a.              The Parties acknowledge that upon the termination or expiration of the Agreement (provided that such termination is not a result of termination by Supplier for cause), existing Customers will need to be migrated to AT&T-hosted or to third party-hosted platforms.  Because of the volume of Customer provisioning that is handled by Supplier at the time of execution of this Agreement, the Parties agree that they will need to develop a Transition Plan at that time in order to carry out an orderly, migration that mitigates disruption of operations for AT&T.  For purposes of this section, Transition Plan shall be defined as a mutually negotiated, written document outlining the respective obligations of each Party in carrying out an incremental or phased cutover of Customer Order provisioning provided by Supplier under this Agreement to AT&T, including the continued payment of agreed unit prices under any supplemental Order, to the extent incurred, and the payment of any agreed time and material charges incurred above the existing unit prices.

b.              The Parties agree to negotiate in good faith toward a Transition Plan that will cover at least the following points:

(i)    Segmenting Customer Information from the view, modification, deletion or any other access by Supplier or Supplier-chosen subcontractors who will continue to work for Supplier on other, non-AT&T e-commerce businesses after the Transition Plan;

(i)    Electronic capture, transfer and backup during Transition Plan of (a) Customer Information, including names, addresses, and IP addresses and other identifying information needed to carry out the migration and (b)pending trouble tickets, billing or provisioning corrections, and other data for Customer Orders in process; and

(iii)  The length of time needed to complete the Transition Plan, including a schedule for phased or incremental cutovers.

c.               Except as set forth in Section 6.3(c) of this Order, Supplier shall not be required, pursuant to this Section 6.9  or otherwise, to disclose or otherwise make available to AT&T the proprietary technology, software, or source code of Supplier or Supplier subcontractors, as well as any Confidential Information relating thereto.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit P-1- Price Chart(s), version 1.0, Effective Date: August 1, 2013

Transaction Fees for Transactions Requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

Channel	Inbound Calls, Outbound Calls & Chats (the “Baseline Rate per ****”)	Manual Transaction Processing (non- Calls or Chats) (the “Baseline Rate per ****”)
****	****	****

By not later than September 27, 2013, the Parties shall meet and review the CPH estimates used in determining the Transaction Fees in the Version 21 price chart below and review for comformance with Section 4 of Appendix B (Supplier’s Prices) of the Agreement.

SYNCHRONOSS TRANSACTION RATE CARD v26, EFFECTIVE AUGUST 1, 2013

	22-States										****				****
Transaction Type	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
Inbound Call Rate	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****

Order Triage	****	****	****	****	****	****	****	****	****	****

Order Processing - Complete
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.003

****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
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****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****

Order Processing - Cancel
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
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****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.003

****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****
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****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Appendix B — Performance Metrics, Remedies and Bonuses

1.              Service Level Requirements and Remedies

This Appendix B provides the Service Level Agreement (SLA) and remedies for the **** eCommerce Channel.  Such performance and remedies are, in each case, subject to the Exclusions noted herein.  “Service Level Performance Metric” shall mean those service levels defined in this Appendix and that have a specific credit remedy defined herein associated with failure to meet such defined performance metric (with all other performance measures or metrics being “key performance metrics” for monitoring and analytical purposes only).  Except as otherwise provided, Service Level Agreement applicable during Special Events will be reviewed and agreed upon on an individual basis for such event.  AT&T and Supplier agree to meet and review Special Event requirements on as-needed basis.  Supplier will apply commercially reasonable efforts to fulfill Special Event requirement and SLA requests for Special Events.  Supplier and AT&T will meet no less than ****  to review and modify, as agreed upon, the call types, performance metrics and remedies where appropriate.

1.1            Customer Order/Transaction Cycle Time Service Level Performance Metric for Customer Orders Requiring Manual Transaction Processing:

a.              **** of all Customer Lines of Service (LOS) on a Customer Order accepted by the ASP Solution in a Customer Order in a given **** will be entered into the AT&T defined system of record within the “shipping cut off window” (as defined below).

In the event the Customer Order/Transaction Cycle Time Service Level Performance Metric is not met in a given ****, Supplier will provide to AT&T the credit set forth in Table 1 each such ****.

If the Customer Order/Transaction Cycle Time Service Level Performance Metric is exceeded in a given ****, Supplier will invoice AT&T the premium set forth in Table 1 each such ****.

Table 1: Customer Order/Transaction Cycle Time Service Level Performance Metric for Manually Processed Orders.

Attainment Tier	Requirement or Target Metric	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
OC 1	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 2	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 3	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 4	**** Transactions submitted within shipping cut off window	No credit or bonus applicable
OC 5	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 6	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 7	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 8	**** of Transactions submitted within	**** of Manual Transaction Processing Fees for

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Attainment Tier	Requirement or Target Metric	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
	shipping cut off window	such program element in such ****
OC 9	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 10	**** of Transactions submitted within shipping cut off window for ****	**** of Manual Transaction Processing Fees for such program element in such ****

“Shipping cut-off window” is defined as **** for Customer Orders accepted before ****.

In calculating the above Customer Order/Transaction Cycle Time Service Level Performance Metric for Manually Processed Orders, only those Customer Orders accepted in the ASP Solution in such **** that require **** Manual Transaction Processing shall be included in such calculation.

1.2             Customer Order/Transaction for Manually Processed Orders Order/Transaction Quality Processing Service Level Performance Metric for Customer Orders requiring Manual Transaction Processing Only:

a.              **** of LOS on a Customer Order accepted by the ASP Solution in a **** period will be entered by Supplier correctly (without data entry error or omission of data required) into the AT&T order entry and billing systems of record as such data was received by Supplier’s Order Gateway.  Orders that deviate from AT&T eCommerce “Shipped As Ordered” (SAO) policy will be excluded from the calculation of attainment of the metric in this Section.  Entry that was as completed as provided in the Customer Order shall be deemed to be “accurate” or “submitted accurately”.

b.              Supplier will audit a statistical valid sample size of such Customer Orders requiring Manual Transaction Processing to assess the quality levels for such Customer Orders.  The results of such audit will be provided to AT&T on an agreed to schedule.

c.               The above quality assessment shall be a manual process augmented by a systematic “Shipped As Ordered” assessment approach, when available.

d.              Transactions that are not received through the ASP Solution will not be eligible for inclusion in the calculation or above Service Level Performance Metric.

In the event that the Service Level Performance Metric is not met in a given ****, Supplier will provide to AT&T the credit set forth below in Table 2.

In the event that the Service Level Performance Metric is exceeded by Supplier in a given ****, Supplier will invoice AT&T the premium set forth below in Table 2 on a **** basis.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Table 2:  Customer Order/Transaction for Manually Processed Orders Order/Transaction Quality Processing Service Level Performance Metric for Customer Orders requiring Manual Transaction Processing Only

SLA ID	**** SLA Index	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
OQ 1	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 2	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 3	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 4	**** of LOS submitted accurately	No credit or bonus applicable
OQ 5	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 6	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 7	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 8	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 9	**** of LOS submitted accurately for ****	**** of Manual Transaction Processing Fees for such program element in such ****

1.3    Inbound Call & Chat Handling Service Levels Perfromance Metrics

1.              ASA — ****.

2.              Abandon Rate for Inbound Calls — ****.

3.              Chat Button Availability Rate for Inbound Chats — ****.  AT&T systems shall base making the button available based on the anticipated availability of an Agent to support the chat based on ****.  AT&T shall provide **** reporting of such availability rate.  This metric shall not apply to any Chat Transaction Types when any portion of such Inbound Chats during such **** are allocated or distributed to any other entity other than Vendor during such **** or when AT&T applications are not making such button available in accordance with mutually agreed upon parameters or has not made required reporting available to Vendor.  Within **** of the Effective Date of this Order, the Parties agree to develop mutually agreeable Bonus/Penalty metrics and implement same upon amendment to this Order.

4.              Inbound Call Quality Monitoring.  Supplier shall audit and score a minimum of ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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**** using a mutually agreed upon quality measurement criteria.  The results of the monitoring and scoring will be provided to AT&T on an agreed to schedule.

Table 3: Inbound Call & Chat Handling Service Levels Performance Metrics

SLA ID*	Service Level Category	**** Service Level Performance Metric
****	****	****
****	****	****
****	****	****

* IC = Inbound Call Service Level; CH = Chat Service Level

2.             ASP Solution Platform Service Levels and Remedies

2.1    Supplier Order Gateway and Workflow Manager Availability

System Availability:

The Order Gateway and Workflow Manager shall be available and functioning in accordance with the OG SLA (as defined in Section 3.0 below) **** excluding 1) regularly scheduled downtimes to perform system upgrades, application administration, and any other planned events as agreed in advance in writing by the Parties and 2) Supplier written requests to AT&T for any unscheduled maintenance outage periods, if needed (“System Uptime”).  System Availability is measured by ASP Solution Element for each Channel and is calculated as:

****

ASP Solution Platform Elements and Service Levels Performance Metrics and KPI for System Availability:

1.              Order Gateway - ****  System Availability Service Level Performance Metric

2.              Email Service - ****   System Availability Service Level Performance Metric

3.              Workflow Manager - **** System Availability Key Performance Indicator

4.              Web Portal - **** System Availability Key Performance Indicator

5.              Reporting Platform — **** System Availability Key Performance Indicator

Service Level Measurement Process:

1.              Statistics used to determine outages are collected using a suite of network and application monitoring tools as well as data collected by the application itself.

2.              ASP Solution Platform Element Service Level Performance Metric attainment is reviewed on a **** basis.  All statistics from Supplier’s monitoring suite are reviewed and dowtime recorded for that **** is summarized for each funtional area of the ASP Solution Platform Element (e.g. Order Gateway, email, Workflow etc.)

3.              Supplier assumes that the Customer Order volume will not exceed an amount equal to **** of the prior **** rolling average volume for such Orders processed by such Channel.

4.              Functional area outages are determined using the guidelines in the tables below:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Table 4: Supplier System Outage Guidelines

Platform	Outage Criteria
Order Gateway	• **** Order Gateway application servers are down (no response to pings for availability) • Order Gateway cannot process Customer Order and “nacks” **** messages to the Order Gateway
Email Service	• **** Email Service servers are down • **** email messages are able to be forwarded from Supplier email service
Workflow Manager	• **** Workflow Manager servers are down • Greater than **** of the typical volume of Agents cannot access Workflow Manager to perform functions
Reporting Platform

An outage will be recorded if any one of the following occurs:

•      Real time reporting functionality of Reporting Platform is unavailable or is not updating data on a scheduled basis

•      **** reports are not generated and delivered. Availability will be measured as a percentage of the overall number of reports generated on a **** basis

ASP Solution Platform Element Service Level Performance Metric Remedies:

Order Gateway and WorkFlow Manager - **** System Availability in a ****

Supplier will calculate all “downtime” (time of an Outage as noted in Table 4 above) associated with both items listed above and provide one summary figure on a **** basis for overall availability.  Failure to meet service levels will result in the remedies as defined in Table 5 below.

Table 5: Supplier Combined Order Gateway and Workflow Manager System Availability Service Levels and Remedies

Order Gateway and WorkFlow Manager Service Level Combined System Availability In A ****	Credit* Against Total Technology Fee for This Channel for ****
****	****
****	****
****	****
****	****

* Service Credits will be applied in the **** in which the event giving rise to the remedy occurs

Scheduled System Maintenance requires a written notice up to ****, but not less than **** notice to AT&T and Supplier Decision Makers and their subsequent consent.

2.2    Description for e-Mail Manager Key Perfromance Indicators

Supplier will host an email infrastructure that reliably forwards all system generated emails to AT&T Online customers.  This infrastructure will operate within the following service levels:

1.              **** mail relay servers to deliver expected **** System Availability

2.              Support **** email messages **** (reasonably spaced)

3.              **** retention of all sent email messages

4.              Message sizes may not exceed **** or contain attachments

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3.              Order Gateway Performance Service Level Key Perfromance Indicators (“OG SLA”)

Order Gateway under a Normal Transaction Flow (as described below) will respond to **** of the Customer Orders for a Channel within **** of its receipt by the Order Gateway in any given **** provided such Customer Orders is in the documented format and has been submitted by AT&T per the published process documentation and successfully pass Supplier’s Order Gateway validations (as described below).  AT&T will have the responsibility to produce reports from the Order Gateway, or request such reports from Supplier, to measure the results and determine if this SLA Key Performance Indicator is met. AT&T and Supplier shall mutually agree on the format of such reports.  Measurement will be based on **** for a given Customer Order.  Supplier will comply with AT&T’s reasonable requests for data in accordance with the measurement.

“Normal Transaction Flow” means:

a.              Volumes and distributions are within the expected capacity thresholds for ASP Solution as identified in the Agreement.

b.              The sending system emits a valid message for the activity desired per the agreed upon schema.

c.               The AT&T client is also sending messages at the rate both Parties have determined acceptable for the Channel and via the agreed upon protocol.

d.              AT&T’s systems are accepting and correctly processing responses from the Supplier platform.

During the Normal Transaction Flow, it is assumed that the client is sending the correct number of messages per Transaction.

Order Gateway validations:  Upon receipt of a message, the Order Gateway will validate the message against the specified schema and/or configured business rules.  Additional security, database and business logic analysis will be performed to ensure the message can and should be processed by the Supplier system.  If both of these activates are successful the Order is submitted for processing.

4.              Automation Rates, SLAs and Remedies for Customer Orders

The Parties agree that measurement of automation levels and partial automation levels for Customer Orders is an important metric in overall subscriber satisfaction and the costs of both Parties.  As such, the following parameters are established to review and monitor Automation Rates on agreed upon Customer Orders.  The Parties acknowledge that the Actual Automation rate or Rate of Fallout may have many factors and causes including those that are not indicative of any failure or inadequate performance by a Party.  As such, the Parties shall meet quarterly to establish and review the parameters and requirements for measuring Automation Rates and, discuss adjustments as may be reasonably agreed upon by the Parties from time to time.  Any such adjustments shall be made pursuant to the Change Order Process under the Agreement.

1.              Establishing Expected Automation Rate.

The Parties shall mutually agree in writing on the Customer Orders that constitute the Customer Orders in the Customer Order Class.  Such orders shall be:

(a)         supported by a Workflow and Order Manager configuration, process and flow that supports such Orders being capable of being an Automated Order (i.e., is not a workflow or process that has, by business rule or otherwise, an anticipated Fallout condition for each such Customer Order), and

(b)         of a similar nature or type so as to provide meaningful Automation Reporting output for management purposes as reasonably agreed upon by the Parties without undo detail or quantities of measurements and reports.

(c)          Customer Orders with an established and tested Order Manager and Workflow configuration for at least ****.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Upon establishing the Customer Order Class, the Parties shall study the Automation Rate of the Customer Order Class for Completed Customer Orders in the Customer Order Class over the **** that does not include a Special Event (an “Evaluation Period”) where the following data is reasonably constant or static during such Evaluation Period (collectively, the “Baseline Data”):

(a)         Mix of the types of Customer Orders within the Customer Order Class and the Automation Rate for such Orders,

(b)         Volume and arrival distribution of such Customer Orders,

(c)          Relative occurrence of issues that impact or cause Fallout or a Customer Contact (excluding Fallout as a result in a Defect in the ASP Solution or error in configuration or implementation of a process or workflow in the ASP Solution by Supplier), and

(d)         Current processes, workflow and task requirements and the SLA requirements established for the Customer Orders in the Customer Order Class as well as average handle times and system response times for connected applications external to the ASP Solution that are applicable to the Orders and related parameters (such a system timeouts and “retries”) (collectively, the “Requirements”).

The Parties shall use the Average Automation Rate for the Customer Order Class over each **** of the Evaluation Period less **** as the Expected Automation Rate for such Order Class.  In the event that, for each **** of an Evaluation Period, the **** Automation Rate varies from the average Automation Rate in such Evaluation Period by more than ****, the Parties shall (a) defer the assignment of an Expected Automation Rate for such Customer Order Class or (b) conduct such evaluation on an extended or new Evaluation Period, as may be reasonable, until such discrepancy and deviation is less than or equal to ****.

For each Customer Order Class that has an established Expected Automation Rate, such rate shall remain the same during each **** of the Term.

2.              Measurement and Reports.

Supplier will provide Automation Reports to AT&T for agreed upon Order Classes on a **** basis (each such ****, a “Measurement Period”) setting forth (a) calculations of actual performance relative to the SLAs for the relevant ****; and (b) in the event that any SLAs are not achieved in any given ****, a description of the cause or causes believed to have caused such failure to achieve such SLA, and, to the extent such caused by a Defect, any corrective actions taken by Supplier to prevent re-occurrence.

Customer Order Processing Automation Rate

Customer Order Class	Expected Automation Rate
1.	1.

3.              Adjustments to the Expected Automation Rate.

If, there are changes in the Requirements or Baseline Data for an Order Class or additions/deletions of Orders types in the Order Class (creating a new Order Class), Order class makeup, Expected Automation Rate and related obligations and rights shall be readjusted pursuant to the mutual agreement of the Parties, in good faith and in a manner consistent with the intent of this Agreement and Section 1 above, to reflect such changes.  In the event of a process change requested by AT&T, the Parties will mutually agree on an appropriate period, if any, after such implementation when the SLAs will not apply.

4.              SLA and Remedies.

SLA Category	Remedy
****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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5.              Assumptions and Exclusions

5.1 Methods and Procedures (M&P)

Subject to the terms of this Order, Supplier’s Customer Care Support will adhere to AT&T’s approved Methods and Procedures (M&P).  Supplier must submit a change request and receive prior written approval from AT&T to deviate from the approved M&P.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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5.2   Exclusions

No remedies for any error, failure or delay of Supplier shall be deemed to occur to the extent resulting from the following (collectively “Exclusions”)

1.              Any failure, error or delay resulting from volume in a given interval exceeds the volume in Locked Forecast for such Contact to transaction type that interval by more than ****, except in the case of the ASP Solution Platform Availability SLA for which the threshold shall be **** of the **** rolling average volume of Customer Orders processed by such Channel;

2.              An error,  delay or failure of any AT&T network, application or system or service provided by or obtained from AT&T for use in supporting the Services;

3.              Defects where normal intervals for ASP Solution testing of a release were not available as a result of accelerated timelines requested by AT&T;

4.              Any incorrect or missing data provided by AT&T, its agents or its Customers;

5.              An error,  delay or failure resulting from acting on the instruction of AT&T or an event outside the reasonable control of Supplier or as a result of any other exclusion set forth in the Order or Agreement

6.              Any failure by AT&T to meet its obligations under this Order or the Agreement;

7.              Any error, delay or failure in the ASP solution that is not a result of a Defect

Notwithstanding the existence of an Exclusion, Supplier shall nevertheless use commercially reasonable efforts to continue to meet Service Levels under this Order during the existence of an Exclusion.  Transactions or Customer Orders that failed to meet a performance metric as a result of the existence of an Exclusion shall be excluded from calculations in determining the credits or bonus.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit R-1 — Operational Reports

Channel	Report Name	Frequency
****
****
****
****
****
****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order

No. SG021306.S.025.S.004

Between

Synchronoss Technologies, Inc.

And

AT&T Services, Inc.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.004

Order

This Order No. SG021306.S.025.S.004 (the “Order”) is by and between Synchronoss Technologies, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties,” and shall be governed pursuant to the terms and conditions of that certain Subordinate Material and Services Agreement No. SG021306.S.025 dated August 1, 2013 (the “Agreement”) between Supplier and AT&T, which by this reference are incorporated as if fully set forth herein.  Unless otherwise stated in this Order, all terms defined in the Agreement shall have the same meaning in this Order.  Any terms and conditions in this Order that modify, vary from or are inconsistent with the terms and conditions of the Agreement shall apply to this Order only.  If there is an inconsistency or conflict between the terms and conditions of this Order and the Agreement, the terms of this Order shall control with respect to the subject matter of this Order.

1.                                      Definitions:

Terms not defined herein shall have the meaning assigned in the Agreement or Master Agreement.

Term	Definition
Automation Report

For Customer Orders in a Customer Order Class that is Automation Eligible, the report shows the (a) total number of Customer Orders of such Order Class Completed in such **** that were Automated Orders in a given month, (b) the total number of Customer Orders of in such order Class Completed in such **** and (c) the percentage of such Customer Orders that were Automated Orders.

Automation Eligible

Customer Order Classes where the process requirements for such Customer Order Class that are configured in the ASP Solution support Completion of as Automated Orders if a Fallout condition is not encountered (ie: excluding Customer Orders that will, by the configured process, always encounter a Fallout condition).

Automation Rate	For a given period and Order Class, ****.
Business Rule Fallout

Any Fallout that occurs as an intended result of a configured business rule or process in the workflow of the ASP Solution that, when a Customer Order satisfies the criteria of such rule, is directed to a queue for Manual Transaction Processing or intervention by an Agent.

Expected Automation Rate	Means the minimum expected Automation Rate for a given Order Class for any given month of the Term mutually agreed upon by the Parties in accordance with Appendix B, Section 3.2.1 and 3.2.2
Fallout

A condition that occurs when a Customer Order ****. (NOTE: a Contact that is not a result of (or in response to) Fallout does not change the status of classification as an Automated Order - such a status request call by a Subsciber on an Customer Order that flowed through without manual intervention)

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Term	Definition
Customer Order Class	A group of Customer Orders of a similar type or nature for a given Channel for reporing, tracking and management purposes.
Special Event	Shall have the meaning set forth in Section 4.6b of the Agreement.

2.                                      Duration of Order:

After all Parties have signed, this Order shall be effective on August 1, 2013 (the “Effective Date”) and will continue until July 31, 2016 unless earlier terminated as set forth herein (the “Initial Term”).   AT&T, solely at its discretion, may renew this Order for **** (the “Renewal Term” and together with the Initial Term, the “Term”) by providing at least **** written notice prior to the end of the Initial Term.

3.                                      Description of Material and/or Services:

3.1                               Background and Scope

The scope of this Order is to define the work activities, pricing, forecasting process, performance metrics and associated incentive credits and remedies associated with the Services performed by Supplier for AT&T eCommerce.

During the Term, Supplier shall provide its ASP Solution as Supplier hosted managed Service.  The ASP Solution supports a streamline of the back office management process relating to the sale of telecommunications services by AT&T eCommerce, improved cycle times for such sales, intended to reduce the cost per Customer to perform such processes or tasks related to a Customer Order.

Supplier shall provide (as set forth in this Order):

a.              The process, tools and organizations that support AT&T eCommerce Transaction management.  Transaction management includes, but is not limited to:

i.                  Automated Customer Order processing through the Order Gateway;

ii.               Customer Care Support; and

iii.            Manual Transaction Processing;

b.              Operational metrics and executive reporting set forth herein; and

c.               The ASP Solution configuration management, hosting and Tier 1-3 support (to designated AT&T IT staff) of the Order Gateway,  Workflow Manager, Reporting Platform,  Integrated IVR Solution, and Email Manager; and

d.              IT Professional Services (as defined in Section 3.0 of Attachment B to the Agreement).

3.2                               Services and/or Specifications

Supplier shall perform the following Services under this Order:

a.              Supplier is responsible for providing AT&T eCommerce with access to the ASP Solution, Manual Transaction Processing and Customer Care Support (collectively the “Managed Services”), specific to the Indirect Channel, as specified in this Order.  Supplier will provide the Managed Services required for processing Customer Orders, including Manual Transaction Processing and Customer Care Support assigned to the OMC. Supplier will provide the required staff of Agents, subject matter experts and managers (collectively “Supplier Resources”), and access to the ASP Solution to handle the work items, all in accordance with the Agreement and this Order;

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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b.              Subject to any Exclusions (defined in Section 1.3 of Appendix B), Supplier shall provide the Services in accordance with the Service Level Performance Metrics set forth in Appendix B of this Order;

c.               Subject to any Exclusions, for breach of any agreed Service Level Performance Metrics in any ****, Supplier shall provide to AT&T service level credits to be applied to Supplier’s invoices as set out under Appendix B of this Order;

d.              For exceeding any Service Level Performance Metrics in any ****, Supplier shall invoice AT&T for service level debits to be applied to Supplier’s invoice as defined in Appendix B of this Order; and

e.               Additional Services may be added to this Order upon mutual written agreement of the Parties in accordance with the Change Control Process described in Appendix M of the Agreement.

3.3                               Key Tasks and Deliverables

Supplier represents and warrants that its Services shall conform to the requirements contained in this Order and shall be performed in a professional workman-like and timely manner.

The table below outlines the key tasks to be performed and deliverables to be provided by Supplier.  Deliverables shall meet all mutually agreed-upon requirements and specifications by the Parties.

Tasks		Deliverables
a.	Automated Order Processing using the ASP Solution	As set forth in Appendices A & B
b.	Customer Care Support	As set forth in Appendices A & B
c.	Manual Transaction Processing	As set forth in Appendices A & B
d.	Operational Metrics and Reporting	As set forth in Appendix B and Exhibit R-1 respectively
e.	IT Professional Services	ASP Solution functionality as set forth in mutually agreed upon specifications in accordance with Section 3.0 of Appendix B of the Agreement

3.4                               Supplier Responsibilities

In addition to Supplier performing the Services described in Section 3.2 and providing the Deliverables defined in Section 3.3, and subject to AT&T meeting its responsibilities under this Order, Supplier shall provide the following:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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a.              Manage and direct all aspects of the Supplier Resources to perform Services and provide the Deliverables defined by this Order;

b.              Provide adequately trained and otherwise qualified Supplier Resources in accordance with ****, including any agreed upon requirements specific to the **** Channel,  to create the Deliverables and provide Services, as applicable, under this Order;

c.               Provide personnel management of Supplier Resources, including required training/orientation for any new resources that are added by Supplier;

d.              Provide IT Professional Services to maintain ASP Solution interface compatibility among system components in AT&T’s operational environment;

e.               Subject to any Exclusions, meet all delivery dates agreed upon by the Parties and the Performance Metrics specified in Appendix B this Order;

f.                Provide, for Supplier Resources billed on a time and materials or FTE basis, a suitable time reporting system for the collection of Supplier Resource work times related to this Order; and

g.               Timely response to open issues, problems and action items raised by AT&T.

3.5                               AT&T Responsibilities

AT&T will be responsible for the following in addition to other responsibilities under the Master Agreement or Agreement:

a.              Management and direction of all AT&T team resources working in relationship with Supplier on this Order;

b.              Timely access to all AT&T subject matter experts that the Parties determine are required to provide Services or complete Deliverables;

c.               Timely communication of all changes related to deliverables, dependencies and requirements (including any changes to AT&T systems or processes);

d.              Timely response to open issues, problems and action items raised by Supplier; and

e.               Any content provided by AT&T.

4.                                      Personnel to Perform the Services:

Supplier shall provide skilled and experienced Supplier Resources to perform the Services described in Section 3.2 and provide the Deliverables defined in Section 3.3.

5.                                      Location:

5.1                               Onshore Location(s):

Supplier’s U.S.-based resources shall provide the Services at its facilities located at the addresses set forth below.  Additional sites located in the United States may be added by Supplier upon written notice to AT&T.

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

5.2                               Offshore Location(s):

Except for hosting, data backups and disaster recovery of Supplier’s ASP Solution, which may not be provided from any Offshore Location (as defined below), Supplier’s offshore resources shall provide any of the other Services at Supplier’s facilities located at the addresses set forth below. In addition, unless otherwise agreed upon in writing by the Parties, agents providing call support Services from locations in Canada are capped at **** across all Channels, the total number of such **** currently providing such Services as of the Effective Date of this Order.

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

Supplier may add other countries not previously approved by AT&T where Supplier (or Subcontractors) has additional offshore locations upon prior written approval by AT&T Supply Chain & Fleet Operations of such additional country. In the event that Supplier transfers the Services provided under this Order from one physical location to another physical location within the same country or to a physical location in another previously approved country as shown in Appendix K of the Agreement, Supplier shall provide reasonable notice to AT&T of any such transfer.

Notwithstanding the foregoing and excluding any temporary transfer of Services to (i) maintain business continuity or Service recovery in times of impairment of Services provided under this Order, (ii) provide support for Special Events or (iii) meet agreed upon off-shore labor thresholds permitted under Section 4.1 Appendix B to the Agreement, Supplier shall require AT&T’s written prior approval for such transfer of Services where (a) such existing Supplier center has failed to meet the same Service Level Performance Metrics in the **** months or in any given **** over the **** or (b) such transfer is to a new physical location other than an existing approved Supplier location.

The Parties agree to work in good faith to review and discuss the distribution of Supplier’s resources performing Customer Care Support under this Order.

Supplier agrees to abide by all AT&T security requirements provided in the Agreement.

6.                                      Fees & Payment Terms:

6.1                               Supplier shall perform the Services and provide the Deliverables described in this Order in accordance with the fee structures provided in Appendix A of this Order.

6.2                               Supplier shall render invoices and all required supporting detail to AT&T in accordance with Section 3.5 of the Agreement by not later than the **** following the **** in which Services were provided.  Payment terms are as set forth in Section 3.5 of the Agreement.

6.3                               No travel and living expenses incurred by Supplier under this Order shall be reimbursed unless AT&T has provided prior written approval for such expenses.

6.4                               All travel and living expenses shall be in accordance with the Reimbursable Expenses section of the Agreement and the AT&T Vendor Expense Policy attached to the Agreement as Appendix Z.

6.5                               Supplier shall separately invoice AT&T **** in arrears for any travel and living expenses authorized (pre-approved) and such expenses will be payable to Supplier in accordance with Section 3.5 of the Agreement.

7.                                      Invoices/Billing Information:

Invoices and billing information shall be issued **** in accordance with Section 3.5 of the Agreement and shall be sent to:

****

With copies of all invoices to:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****

8.                                      Points of Contact:

Supplier agrees to respond to all changes to, interpretations of, additional purchase requirements and any other matters related to the provisions contained in this Order by contacting AT&T’s representative below:

****

For project management and coordination of Services under this Order, the Supplier and AT&T contacts are provided below.

The AT&T project managers and/or points of contact shall be:

****

The Supplier project manager and/or point of contact shall be:

****

9.                                      Name of Affiliate Ordering Services:

AT&T Services, Inc.

[Signature Page Follows Immediately Hereafter]

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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10.                               Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Order may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Order to be executed as of the Effective Date.

Synchronoss Technologies, Inc.		AT&T Services, Inc.

By:	/s/ Stephen Waldis	By:	/s/ Tim Harden

Printed Name: Stephen Waldis		Printed Name: Tim Harden

Title: Chief Executive Officer		Title: President - Supply Chain & Fleet Operations

Date:	August 30, 2013	Date:	August 30, 2013

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Appendices

Appendix A — Managed Services Pricing and Termination Provisions

Supplier shall provide the Managed Services, including any applicable deliverables set forth in the scope of such Services, for the following fees:

1.              Technology Fee

1.1 Fees for the Use of the ASP Solution under this Order (Technology Fee) shall be as set forth in Section 1.0 of Appendix B of the Agreement.

1.2 Supplier shall invoice the Technology Fee to **** as set forth in Section 7 of the Order.

2.              Hosting Fee

2.1 Hosting Fees for the ASP Solution under this Order (Hosting Fee) shall be as set forth in Section 2.0 of Appendix B of the Agreement.

2.2 Additionally, there shall be a **** fee for hosting of the While Label Portal module of the ASP Solution supporting **** Channel eCommerce sales order volume.

2.3 Supplier shall invoice the Hosting Fee to **** as set forth in Section 7 of the Order.

3.              IT Professional Services Fees

3.1 Fees for the IT Professional Services shall be as set forth in Section 3.0 of Appendix B of the Agreement.

3.2 Supplier shall invoice the IT Professional Services fees to **** as set forth in Section 7 of the Order.

4.              Customer Care Support and Manual Transaction Processing Fees

4.1 AT&T shall pay Supplier Customer Care Support and Manual Transaction Processing fees as set forth in Section 4.0 of Appendix B of the Agreement.

4.2 Supplier shall invoice such Fees to **** as set forth in Section 7 of the Order.

4.3 For each program where pricing is Transaction based:

i)                 Forecasting — ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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4.4 For programs where pricing is FTE based:

i)                 “FTE Pricing” for Contacts or Manual Transaction Processing where a Transaction Price does not apply or is not available shall be pursuant to the terms of Section 4.3 of Appendix B of the Agreement.

ii)              In the event that Supplier invoices Manual Transaction Processing Fees or Customer Care and Support based on the FTE Pricing methodology described in this Section, Supplier shall provide detail at the time of its ****  invoice that substantiates **** billing for the number of pre-approved FTEs agreed to in the FTE

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Staff Plan along with all Overtime **** authorized by AT&T, if any.  The billing detail provided shall include the following information:

FTE Pricing — ****

Team Description	# FTEs	**** /FTE	****	Total
Team A

Team B

Team C

Total

4.5 Continuation Training:

Supplier shall provide up to **** of continuation training (“CE Training”) per Supplier agent FTE who’s primary responsibility is support of Contacts (a “CSR”) for a given program per **** at **** to AT&T provided that materials and reasonable advance notice are provided by AT&T for such training.  The use of CE Training **** must be preapproved by AT&T’s Vendor Manager in writing.  CE Training **** may be used for sales training, coaching, program updates, changes to the **** program, software and system updates and/or changes, scripting changes, or other topics related to the Order and the Services provided hereunder that AT&T reasonably request.  Additional training for CSR performance improvement issues on a given CSR (recursive training) shall be **** to AT&T and shall not count toward the allocation for CE Training ****. Supplier must account for such CE training in providing staffing in accordance with Section 4.3 i) above.  If this training is not completed in a **** solely due to Supplier’s inability to meet staff requirements reasonably anticipated to meet the volumes and volume distributions in the Locked Forecast resulting in a shortfall of CSRs for such ****, such training scheduled for such period under the CE Training allotment shall be completed in the following **** and such training will not be counted towards following **** allotment of CE Training ****.  Except as set forth herein, any unused allocation of such training may not be carried forward to future **** or transferred between programs and no credits shall be provided for any unused allocation.

5.              Operations Management Support Fees

As part of this Order, Supplier will provide AT&T with Operations Management support.  The dedicated team will provide AT&T with the following services:

Program Management:

Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality.

Operations Management:

Responsibilities include management of processes pertaining to: credit, activation, and Customer Order fulfillment, Customer Order or Transaction queue management, service level monitoring and reporting, staffing, IVR management, CSR training, and interacting with **** and **** and Care teams to ensure seamless, high quality customer service for eCommerce Customers.

With the exception of performance issues by a resource, which shall be addressed in accordance with the terms of the Agreement or as otherwise set forth in Special Event or other written documentation agreed upon by the Parties, adjustments to increase the resources must be communicated in writing **** before the start of the next **** while **** minimum advance notice is required in writing to terminate a resource per Section 6.5 below. Resources requested to be added shall be subject to resource availability.

Table 5 below reflects the schedule and fee for each FTE on the **** Management Team and shall be effective on the first day of the **** of the Effective Date of the Order.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Table 5: Operations Management Fee Schedule

Role	**** Rate Per FTE
Data Analyst	****
All Other Roles	****

6.              Termination Provisions.

6.1                   Termination for Cause - If either Party breaches any provision of this Agreement and/or any Order, and (i) if the breach is one that by its nature could be cured, and such breach is not cured within **** after the breaching Party receives written notice, or (ii) if the breach is material and one that by its nature cannot be cured, then, in addition to all other rights and remedies at law or in equity or otherwise, the non-breaching Party shall have the right upon written notice to immediately terminate this Agreement and/or any such Order without any obligation or liability.  Failure of the non-breaching Party to immediately terminate this Agreement and/or any Order (x) following a breach which continues longer than such cure period, provided such breach has not been cured prior to the non-breaching Party’s providing notice of termination, or (y) following a breach that cannot be cured or that constitutes a violation of Laws shall not constitute a waiver of the non-breaching Party’s rights to terminate; provided, however, if the non-breaching Party does not exercise such termination right within **** of the date such right is triggered, the non-breaching Party shall waive its right to terminate with respect to such breach.

6.2                   Termination for Convenience of the ASP Solution and IT Professional Services — ****, during the Initial Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s ASP Solution and IT Professional Services, provided under this Order, in whole.  In the event AT&T terminates for convenience Supplier’s ASP Solution and IT Professional Services under this Order in whole, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Work or Services performed through the date of termination and a termination charge (provided however, such termination shall not relieve AT&T of any obligations for any minimums under the Agreement).  The termination charge shall be calculated as shown in the table below.

Period	Notification Date On or After	Termination Notice	Termination Charge
Initial Term	****	****	****

6.3      Termination for Convenience of ****  of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.              AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice, terminate **** of the volume in any month during a **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats (the “Threshold Percentage”), provided under this Order.

b.     In the event AT&T terminates Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for convenience up to the Threshold Percentage, and elects, solely at its discretion, to perform the work itself or through its designated third party, AT&T shall notify Supplier via the forecasting process (identified in Section 4.3 and 4.4 above) the actual percentage of ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats AT&T intends to assume (or, if applicable, it requests for a third party to assume).    Upon such election by AT&T, Supplier shall have no responsibility for any such Customer Care Support or Transactions requiring Manual Transaction Processing that AT&T elects to perform or have a third party perform.

c.               In the event AT&T elects for AT&T or other third party to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for ****, Supplier will provide AT&T or its designated third party employees and contractors who will be performing such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats access to the Workflow Manager, Call Tracker, and Reporting Platform and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** within **** after AT&T notifies Supplier.  In addition, each employee or contractor of AT&T or such third party who will access the ASP Solution or related Supplier system(s) shall agree in writing to comply with Supplier’s information security requirements.  Supplier will work with AT&T to ensure that the allocations of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats to be processed by Supplier and to be processed by AT&T for **** are implemented as mutually agreed by the Parties in accordance with this Order.   AT&T shall be responsible for the actions or inactions of such third Parties granted access to the ASP Solution.

d.              In the event that AT&T elects to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats processed by AT&T (or its subcontractors) for **** in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by AT&T or its designated third party provider to complete such transition within **** (subject to any forecasting requirements or minimums) unless the Parties mutually agree to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in **** intervals, of **** (e.g., AT&T communicates to Supplier they want to increase the percentage allocation by **** in total.  Supplier will transition **** during the ****, **** during the **** period, and the **** during the **** until the additional **** (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats in accordance with this Section shall have no effect on the Technology Fees or Hosting Fee provided above.

e.               In the event AT&T makes such election and exceeds the percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (where such overage was incidental or a good faith error in estimation of volumes) set forth above in any ****, Supplier will not penalize AT&T for any such overage and, in such case, the Parties will promptly upon determining such overage, meet and negotiate in good faith a process to timely move to compliance with the then applicable requirements and percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats AT&T should be handling pursuant to the terms of this Order.

6.4                   Termination **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.              In the event that AT&T elects to perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats itself or through a third party for **** in excess of the Threshold Percentage and Supplier does not have the appropriate skill sets or such third party bid or pricing is at a lower cost than Supplier under this Order, Supplier shall have the opportunity to review the bid (subject to compliance with any obligations of confidentiality) and determine if Supplier can meet the

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.004

same price and material terms to AT&T by such third party and/or skill set requirements as provided to AT&T in such bid.  Promptly after receiving such bid, AT&T shall provide Supplier with the necessary information relating to such bid (including material terms, pricing and resources) for Supplier to make such determination; provided, however, AT&T shall not be required to provide any information which would cause it to violate its confidentiality obligations to a third party.  Supplier shall take information provided by AT&T at face value in connection with such determination.

b.              Within **** (“Evaluation Period”) of receiving the necessary information from AT&T, Supplier shall provide written notice to AT&T whether it will (a) perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats that are the subject of the Evaluation Period for **** on the same fees, service level agreements, key performance indicators, quality requirements, productivity requirements, countries or locations from which service is supported,  systems, training requirements, infrastructure or processing requirements (with materially equivalent legal terms and conditions as those that exist between the Parties, such as those pertaining to the allocation of risk and liabilities (e.g., limitation of liability, indemnification, payment terms and termination for convenience)) as set forth in such bid when taken as a whole or aggregate offer (unless otherwise agreed upon by the Parties in writing) immediately upon completion of such evaluation within the Evaluation Period (or upon **** of completion of the Evaluation Period if such terms and conditions or modified pricing require or provide for a modification in Supplier centers performing Services (i.e.; off shore location) or training or of Agents) and the Parties shall document such changes in the form of a written amendment to this Order, (b) allow AT&T or such third party to assume such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in such bid, or (c) escalate to its respective executives in accordance with the provision below.  In the event that Supplier does not provide written notice to AT&T within such **** period, AT&T may deem that Supplier elected not to match the applicable bid. In the case of notification by Supplier under item (b) above, such notification shall also contain estimation of cost increases, if any, for Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats retained by Supplier.    Notwithstanding anything to the contrary, in the event that AT&T makes an election to move Customer Care Support from Supplier under the provisions of this Section in excess of the Threshold Percentage, such move must be to only to use the third party resources that were the subject of the bid used in the Evaluation Period and under the terms presented under such bid in all material respects.  In the event that Supplier and AT&T do not agree on the results of such evaluation, an officer of Supplier and an officer of the respective division of AT&T shall meet to resolve such dispute within **** of the conclusion of the Evaluation Period.  In the event that such executives cannot resolve such dispute, Supplier shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in Section 4.5 above.

c.               In the event that AT&T is entitled to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by its designated third party provider to complete such transition within **** of the conclusion of the Evaluation Period unless the Parties mutually agree in writing to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in **** intervals, ****. (e.g., AT&T communicates to Supplier they want to increase the percentage allocation by **** in total.  Supplier will transition **** during the ****, **** during the ****, and the **** during the **** until the additional **** (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in accordance with this Section shall have no effect on the Technology Fee or Hosting Fee provided above provided however, in the event that this has AT&T exceeding the Threshold Percentage, Synchronoss may charge for, in addition to the Technology Fee and any other fees due under the Order, a price per Customer Order in excess of the Threshold Percentage that uses the Workflow Manager where any Manual Transaction Processing is by a party other than Supplier equal to a fee not to exceed **** (excluding any Synchronoss Agents) granted access to the Order Manager, Call Tracker, and Visibility Manager and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for ****.

d.              For the avoidance of doubt, notwithstanding anything to the contrary, termination of the Customer Care Support shall be permitted pursuant only under the terms of Sections “6.3” and “6.4” above.  In the event of an election by AT&T to move Customer Care Support in excess of the Threshold Percentage from Supplier under Section “6.4” where such move alters the type or distribution on a program of any of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats retained by Supplier and is likely to adversely impact Supplier’s costs or efficiency, Supplier shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in Section 4.5 above.  The Parties agree to negotiate in good faith modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions and/or applicable Service where such increase reasonably reflects Suppliers increased average costs per Contact or Transaction and agreement shall not be unreasonably withheld by either Party.  In the event that the Parties are unable to agree, the issue shall be resolved in accordance with Section 4.5 of the Agreement.   For the avoidance of doubt, if the Parties are unable to agree on or have not agreed to modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions, AT&T may move Customer Care Support in excess of the Threshold Percentage from Supplier under Section “6.4” above.  For the avoidance of doubt, if the Parties agree to a price increase or changes to process, then (a) any such price increase or changes to process shall only be effective when the Threshold Percentage is exceeded and shall not apply to Services retained by Supplier if the Threshold Percentage is not exceeded; and (b) the provision of Sections “6.3” and “6.4” above shall continue to apply to any Customer Care Support retained by Supplier; and (c) any such increase in pricing or changes to process shall be effective on the date that Customer Care Support is moved from Supplier.

6.5                   Termination for Convenience of Operations Management Support Services — During the Initial Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s Operations Management Support Services, provided under this Order in whole or in part.  In the event AT&T terminates for convenience Supplier’s Operations Management Support Services under this Order, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Services performed through the date of termination.

6.6                   Failure to Meet Service Level Performance Metrics.  In the event that Supplier fails to meet or exceed (a) the same Service Level Performance Metric (as defined in Appendix B) for **** in any ****  or **** in any ****, or (b)  **** or more Service Level Performance Metric’s for **** in any **** or **** in any ****, AT&T may elect to have AT&T or its designated third party perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** that failed such requirement in (a) or (b) above resulting in more than the Threshold Percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (up to ****) of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats processed.  For purposes of this Order, Service Level Performance Metrics for **** shall have the meaning ascribed to such term in Appendix B specific to ****.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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6.7                   In the event that all Work or Services under this Order are terminated per Sections 6.2, 6.3, 6.4 and 6.5 above, this Order will be deemed to be terminated by AT&T as of the effective date of the termination of the last such Work or Services under this Order.

6.8                   Return of Information Obligations upon Expiration or Termination

Each Party shall, except as required under law or this Order, upon expiration or termination of this Order and after all Wind Down and Transition efforts have concluded, promptly return all papers, materials, and property of the other Party.

6.9                   Wind Down and Transitioning.

a.              The Parties acknowledge that upon the termination or expiration of the Agreement (provided that such termination is not a result of termination by Supplier for cause), existing Customers will need to be migrated to AT&T-hosted or to third party-hosted platforms.  Because of the volume of Customer provisioning that is handled by Supplier at the time of execution of this Agreement, the Parties agree that they will need to develop a Transition Plan at that time in order to carry out an orderly, migration that mitigates disruption of operations for AT&T.  For purposes of this section, Transition Plan shall be defined as a mutually negotiated, written document outlining the respective obligations of each Party in carrying out an incremental or phased cutover of Customer Order provisioning provided by Supplier under this Agreement to AT&T, including the continued payment of agreed unit prices under any supplemental Order, to the extent incurred, and the payment of any agreed time and material charges incurred above the existing unit prices.

b.              The Parties agree to negotiate in good faith toward a Transition Plan that will cover at least the following points:

(i)      Segmenting Customer Information from the view, modification, deletion or any other access by Supplier or Supplier-chosen subcontractors who will continue to work for Supplier on other, non-AT&T e-commerce businesses after the Transition Plan;

(i)      Electronic capture, transfer and backup during Transition Plan of (a) Customer Information, including names, addresses, and IP addresses and other identifying information needed to carry out the migration and (b)pending trouble tickets, billing or provisioning corrections, and other data for Customer Orders in process; and

(iii)    The length of time needed to complete the Transition Plan, including a schedule for phased or incremental cutovers.

c.               Except as set forth in Section 6.3(c) of the Order, Supplier shall not be required, pursuant to this Section 6.9 or otherwise, to disclose or otherwise make available to AT&T the proprietary technology, software, or source code of Supplier or Supplier subcontractors, as well as any Confidential Information relating thereto.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit P-1 - Price Chart(s), version 1.0, Effective Date: August 1, 2013

Transaction Fees for Transactions Requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

Channel	Inbound Calls, Outbound Calls & Chats (the” Baseline Rate per ****”)	Manual Transaction Processing (non- Calls or Chats) (the” Baseline Rate per ****”)
****	****	****

By not later than ****, the Parties shall meet and review the CPH estimates used in determining the Transaction Fees in the Version 21 price chart below and review for comformance with Section 4 of Appendix B (Supplier’s Prices) of the Agreement.

SYNCHRONOSS TRANSACTION RATE CARD v21, EFFECTIVE AUGUST 1, 2013

										Other
								Partner	Red Ventures	Partner
							VIP Warm	Escalation	Warm	Warm
Transaction	Southeast	Southwest	West	Midwest	East	Spanish	Transfers	Line	Transfers	Transfers	Voice Care
Inbound Call TN(s)	888-573-4107	888-573-4108	888-573-4109	888-573-4110	888-573-4111	877-312-4710	888-573-4108	888-697-6987	888-908-2801	888-573-4108	877-312-3793
Inbound Call Rate	$9.40	$8.34	$8.15	$7.84	$7.81	$8.31	$8.31	$8.31	$8.31	$8.31	$5.65
Order Processing - Complete
Access	$20.48	$19.64	$19.64	$20.07	$21.73
Access Stage 2 Automated	$16.30	$15.46	$15.46	$15.89	$17.55
DSL	$19.23	$16.30	$20.48	$18.81	$25.91
DSL Stage 1 Automated										$8.36
DSL Stage 2 Automated	$10.87	$7.94	$12.12	$10.46	$17.55
Access + DSL	$21.32	$22.16	$24.25	$28.84	$30.52
Access + DSL Stage 2 Automated	$17.04	$17.88	$19.97	$24.56	$26.24
U-verse Order										$17.14
U-verse Stage 1 Automated										$6.97
U-verse Stage 2 Automated										$10.18
Wireless	$5.56	$5.56	$5.56	$5.56	$5.56
Order Processing - Cancel
Access	$12.29	$11.78	$11.78	$12.04	$13.04
Access Stage 2 Automated	$9.78	$9.28	$9.28	$9.53	$10.53
DSL	$11.54	$9.78	$12.29	$11.29	$15.55
DSL Stage 1 Automated										$5.02
DSL Stage 2 Automated	$6.52	$4.76	$7.27	$6.28	$10.53
Access + DSL	$12.79	$13.30	$14.55	$17.30	$18.31
Access + DSL Stage 2 Automated	$10.22	$10.73	$11.98	$14.74	$15.74
U-verse Order										$10.28
U-verse Stage 1 Automated										$4.18
U-verse Stage 2 Automated										$6.11
Wireless	$3.34	$3.34	$3.34	$3.34	$3.34

Note:  Manual Order Transaction Processing rate where the final disposition of the Manual Order is canceled is charged at **** of the above Order Processing fee for the applicable transaction.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Appendix B — Performance Metrics, Remedies and Bonuses

1.              Service Level Requirements and Remedies

This Appendix B provides the Service Level Agreement (SLA) and remedies for the **** eCommerce Channel.  Such performance and remedies are, in each case, subject to the Exclusions noted herein.  “Service Level Performance Metric” shall mean those service levels defined in this Appendix and that have a specific credit remedy defined herein associated with failure to meet such defined performance metric (with all other performance measures or metrics being “key performance metrics” for monitoring and analytical purposes only).  Except as otherwise provided, Service Level Agreement Special Events will be reviewed on an individual basis.   AT&T and Supplier agree to meet and review Special Event requirements on as-needed basis.   Supplier will apply commercially reasonable efforts to fulfill Special Event requirement and SLA requests for Special Events.  Supplier and AT&T will meet no less than **** to review and modify, as agreed upon, the call types, performance metrics and remedies where appropriate.

1.1            Customer Order/Transaction Cycle Time Service Level Performance Metric for Customer Orders Requiring Manual Transaction Processing:

a.              **** of all Customer Lines of Service (LOS) on a Customer Order accepted by the ASP Solution in a Customer Order in a given **** will be entered into the AT&T defined system of record within the “shipping cut off window” (as defined below).

In the event the Customer Order/Transaction Cycle Time Service Level Performance Metric is not met in a given ****, Supplier will provide to AT&T the credit set forth in Table 1 each such ****.

If the Customer Order/Transaction Cycle Time Service Level Performance Metric is exceeded in a given ****, Supplier will invoice AT&T the premium set forth in Table 1 each such ****.

Table 1: Customer Order/Transaction Cycle Time Service Level Performance Metric for Manually Processed Orders.

Attainment Tier	Requirement or Target Metric	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
OC 1	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 2	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 3	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 4	**** Transactions submitted within shipping cut off window	No credit or bonus applicable
OC 5	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 6	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 7	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 8	**** of Transactions submitted within	**** of Manual Transaction Processing Fees for

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Attainment Tier	Requirement or Target Metric	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
	shipping cut off window	such program element in such ****
OC 9	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
OC 10	**** of Transactions submitted within shipping cut off window ****	**** of Manual Transaction Processing Fees for such program element in such ****

“Shipping cut-off window” is defined as entered into the AT&T defined system of record within the **** of initial order receipt.

Exception:  Due to East region system unavailability on ****, all orders received on **** have a **** Order Cycle Time SLA from time of initial receipt and all orders received on **** will be processed by ****.

In calculating the above Customer Order/Transaction Cycle Time Service Level Performance Metric for Manually Processed Orders, only those Customer Orders accepted in the ASP Solution in such **** that require **** Manual Transaction Processing shall be included in such calculation.

1.2             Customer Order/Transaction for Manually Processed Orders Order/Transaction Quality Processing Service Level Performance Metric for Customer Orders requiring Manual Transaction Processing Only:

a.              **** of LOS on a Customer Order accepted by the ASP Solution in a **** period will be entered by Supplier correctly (without data entry error or omission of data required) into the AT&T order entry and billing systems of record as such data was received by Supplier’s Order Gateway.  Orders that deviate from AT&T eCommerce “Shipped As Ordered” (SAO) policy will be excluded from the calculation of attainment of the metric in this Section.  Entry that was as completed as provided in the Customer Order shall be deemed to be “accurate” or “submitted accurately”.

b.              Supplier will audit a statistical valid sample size of such Customer Orders requiring Manual Transaction Processing to assess the quality levels for such Customer Orders.  The results of such audit will be provided to AT&T on an agreed to schedule.

c.               The above quality assessment shall be a manual process augmented by a systematic “Shipped As Ordered” assessment approach, when available.

d.              Transactions that are not received through the ASP Solution will not be eligible for inclusion in the calculation or above Service Level Performance Metric.

In the event that the Service Level Performance Metric is not met in a given ****, Supplier will provide to AT&T the credit set forth below in Table 2.

In the event that the Service Level Performance Metric is exceeded by Supplier in a given ****, Supplier will invoice AT&T the premium set forth below in Table 2 on a **** basis.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Table 2:  Customer Order/Transaction for Manually Processed Orders Order/Transaction Quality Processing Service Level Performance Metric for Customer Orders requiring Manual Transaction Processing Only

SLA ID	**** SLA Index	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
OQ 1	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 2	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 3	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 4	**** of LOS submitted accurately	No Credit or Bonus Applicable
OQ 5	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 6	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 7	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 8	**** of LOS submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
OQ 9	**** of LOS submitted accurately for ****	**** of Manual Transaction Processing Fees for such program element in such ****

1.3            Inbound Call & Chat Handling Service Levels Perfromance Metrics

1.

2.              ASA — ****.

3.              Abandon Rate for Inbound Calls — ****.

4.              Chat Button Availability Rate for Inbound Chats — ****.  AT&T systems shall base making the button available based on the anticipated availability of an Agent to support the chat based on ****.  AT&T shall provide **** reporting of such availability rate.  This metric shall not apply to any Chat Transaction Types when any portion of such Inbound Chats during such **** are allocated or distributed to any other entity other than Vendor during such **** or when AT&T applications are not making such button available in accordance with mutually agreed upon parameters or has not made required reporting available to Vendor.

5.              Inbound Call Quality Monitoring.  Supplier shall audit and score a minimum of **** using a mutually agreed upon quality measurement criteria.  The results of the monitoring and scoring will be provided to AT&T on an agreed to schedule.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Table 3: Inbound Call Handling Service Levels Performance Metrics

SLA ID*	Service Level Category	**** Service Level Performance Metric
****	****	****
****	****	****

* IC = Inbound Call Service Level

2.              ASP Solution Platform Service Levels and Remedies

2.1            Supplier Order Gateway and Workflow Manager Availability

System Availability:

The Order Gateway and Workflow Manager shall be available and functioning in accordance with the OG SLA (as defined in Section 3.0 below) **** excluding 1) regularly scheduled downtimes to perform system upgrades, application administration, and any other planned events as agreed in advance in writing by the Parties and 2) Supplier written requests to AT&T for any unscheduled maintenance outage periods, if needed (“System Uptime”).  System Availability is measured by ASP Solution Element for each Channel and is calculated as:

****

ASP Solution Platform Elements and Service Levels Performance Metrics and KPI for System Availability:

1.              Order Gateway - **** System Availability Service Level Performance Metric

2.              Email Service - **** System Availability Service Level Performance Metric

3.              Workflow Manager - **** System Availability Key Performance Indicator

4.              Web Portal - **** System Availability Key Performance Indicator

5.              Reporting Platform — **** System Availability Key Performance Indicator

Service Level Measurement Process:

1.              Statistics used to determine outages are collected using a suite of network and application monitoring tools as well as data collected by the application itself.

2.              ASP Solution Platform Element Service Level Performance Metric attainment is reviewed on a **** basis.  All statistics from Supplier’s monitoring suite are reviewed and dowtime recorded for that **** is summarized for each funtional area of the ASP Solution Platform Element (e.g. Order Gateway, email, Workflow etc.)

3.              Supplier assumes that the Customer Order volume will not exceed an amount equal **** of the average **** volume of Customer Orders processed by such Channel during the rolling period of the prior ****. .

4.              Functional area outages are determined using the guidelines in the tables below:

Table 4: Supplier System Outage Guidelines

Platform	Outage Criteria
Order Gateway	• **** Order Gateway application servers are down (no response to pings for availability) • Order Gateway cannot process Customer Order and “nacks” **** messages to the Order Gateway

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Platform	Outage Criteria
Email Service	• **** Email Service servers are down • **** email messages are able to be forwarded from Supplier email service
Workflow Manager	• **** Workflow Manager servers are down • Greater than **** of the typical volume of Agents cannot access Workflow Manager to perform functions
Reporting Platform

An outage will be recorded if any one of the following occurs:

•                                Real time reporting functionality of Reporting Platform is unavailable or is not updating data on a scheduled basis

•                                **** reports are not generated and delivered. Availability will be measured as a percentage of the overall number of reports generated on a **** basis

ASP Solution Platform Element Service Level Performance Metric Remedies:

Order Gateway and WorkFlow Manager - **** System Availability in a ****

Supplier will calculate all “downtime” (time of an Outage as noted in Table 4 above) associated with both items listed above and provide one summary figure on a **** basis for overall availability.  Failure to meet service levels will result in the remedies as defined in Table 5 below.

Table 5: Supplier Combined Order Gateway and Workflow Manager System Availability Service Levels and Remedies

Order Gateway and WorkFlow Manager Service Level Combined System Availability In A ****	Credit* Against Total Technology Fee for This Channel for ****
****	****
****	****
****	****
****	****

* Service Credits will be applied in the **** in which the event giving rise to the remedy occurs

Scheduled System Maintenance requires a written notice up to ****, but not less than **** notice to AT&T and Supplier Decision Makers and their subsequent consent.

2.2            Description for e-Mail Manager Key Perfromance Indicators

Supplier will host an email infrastructure that reliably forwards all system generated emails to AT&T Online customers.  This infrastructure will operate within the following service levels:

1.              **** mail relay servers to deliver expected **** System Availability

2.              Support **** email messages **** (reasonably spaced)

3.              **** retention of all sent email messages

4.              Message sizes may not exceed **** or contain attachments

3.              Order Gateway Performance Service Level Key Perfromance Indicators (“OG SLA”)

Order Gateway under a Normal Transaction Flow (as described below) will respond to **** of the Customer Orders for a Channel within **** of its receipt by the Order Gateway in any given **** provided such Customer Orders is in the documented format and has been submitted by AT&T per the published process documentation and successfully pass Supplier’s Order Gateway validations (as described below).  AT&T will have the responsibility to produce reports from the Order Gateway, or request such reports from Supplier, to measure

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Order No. SG021306.S.025.S.004

the results and determine if this SLA Key Performance Indicator is met. AT&T and Supplier shall mutually agree on the format of such reports.  Measurement will be based on **** for a given Customer Order.  Supplier will comply with AT&T’s reasonable requests for data in accordance with the measurement.

“Normal Transaction Flow” means:

a.              Volumes and distributions are within the expected capacity thresholds for ASP Solution as identified in the Agreement.

b.              The sending system emits a valid message for the activity desired per the agreed upon schema.

c.               The AT&T client is also sending messages at the rate both Parties have determined acceptable for the Channel and via the agreed upon protocol.

d.              AT&T’s systems are accepting and correctly processing responses from the Supplier platform.

During the Normal Transaction Flow, it is assumed that the client is sending the correct number of messages per Transaction.

Order Gateway validations:  Upon receipt of a message, the Order Gateway will validate the message against the specified schema and/or configured business rules.  Additional security, database and business logic analysis will be performed to ensure the message can and should be processed by the Supplier system.  If both of these activates are successful the Order is submitted for processing.

4.              Automation Rates, SLAs and Remedies for Customer Orders

The Parties agree that measurement of automation levels and partial automation levels for Customer Orders is an important metric in overall subscriber satisfaction and the costs of both Parties.  As such, the following parameters are established to review and monitor Automation Rates on agreed upon Customer Orders.  The Parties acknowledge that the Actual Automation rate or Rate of Fallout may have many factors and causes including those that are not indicative of any failure or inadequate performance by a Party.  As such, the Parties shall meet quarterly to establish and review the parameters and requirements for measuring Automation Rates and, discuss adjustments as may be reasonably agreed upon by the Parties from time to time.  Any such adjustments shall be made pursuant to the Change Order Process under the Agreement.

1.              Establishing Expected Automation Rate.

The Parties shall mutually agree in writing on the Customer Orders that constitute the Customer Orders in the Customer Order Class.  Such orders shall be:

(a)         supported by a Workflow and Order Manager configuration, process and flow that supports such Orders being capable of being an Automated Order (ie. is not a workflow or process that has, by business rule or otherwise, an anticipated Fallout condition for each such Customer Order), and

(b)         of a similar nature or type so as to provide meaningful Automation Reporting output for management purposes as reasonably agreed upon by the Parties without undo detail or quantities of measurements and reports.

(c)          Customer Orders with an established and tested Order Manager and Workflow configuration for at least ****.

Upon establishing the Customer Order Class, the Parties shall study the Automation Rate of the Customer Order Class for Completed Customer Orders in the Customer Order Class over the **** period that does not include a Special Event (an “Evaluation Period”) where the following data is reasonably constant or static during such Evaluation Period (collectively, the “Baseline Data”):

(a)         Mix of the types of Customer Orders within the Customer Order Class and the Automation Rate for such Orders,

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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(b)         Volume and arrival distribution of such Customer Orders,

(c)          Relative occurrence of issues that impact or cause Fallout or a Customer Contact (excluding Fallout as a result in a Defect in the ASP Solution or error in configuration or implementation of a process or workflow in the ASP Solution by Supplier), and

(d)         Current processes, workflow and task requirements and the SLA requirements established for the Customer Orders in the Customer Order Class as well as average handle times and system response times for connected applications external to the ASP Solution that are applicable to the Orders and related parameters (such a system timeouts and “retries”) (collectively, the “Requirements”).

The Parties shall use the Average Automation Rate for the Customer Order Class over each **** of the Evaluation Period less ****  as the Expected Automation Rate for such Order Class.  In the event that, for each **** of an Evaluation Period, the **** Automation Rate varies from the average Automation Rate in such Evaluation Period by more than ****, the Parties shall (a) defer the assignment of an Expected Automation Rate for such Customer Order Class or (b) conduct such evaluation on an extended or new Evaluation Period, as may be reasonable, until such discrepancy and deviation is less than or equal to ****.

For each Customer Order Class that has an established Expected Automation Rate, such rate shall remain the same during each **** of the Term.

2.              Measurement and Reports.

Supplier will provide Automation Reports to AT&T for agreed upon Order Classes on a **** basis (each such ****, a “Measurement Period”) setting forth (a) calculations of actual performance relative to the SLAs for the relevant ****; and (b) in the event that any SLAs are not achieved in any given ****, a description of the cause or causes believed to have caused such failure to achieve such SLA, and, to the extent such caused by a Defect, any corrective actions taken by Supplier to prevent re-occurrence.

Customer Order Processing Automation Rate

Customer Order Class	Expected Automation Rate
1. As mutually determined in Section 1 above.	1. As mutually determined in Section 1 above.

3.              Adjustments to the Expected Automation Rate.

If, there are changes in the Requirements or Baseline Data for an Order Class or additions/deletions of Orders types in the Order Class (creating a new Order Class), Order class makeup, Expected Automation Rate and related obligations and rights shall be readjusted pursuant to the mutual agreement of the Parties, in good faith and in a manner consistent with the intent of this Agreement and Section 1 above, to reflect such changes.  In the event of a process change requested by AT&T, the Parties will mutually agree on an appropriate period, if any, after such implementation when the SLAs will not apply.

4.              SLA and Remedies.

SLA Category	Remedy
****	****
****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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5.              Assumptions and Exclusions

5.1 Methods and Procedures (M&P)

Subject to the terms of this Order, Supplier’s Customer Care Support will adhere to AT&T’s approved Methods and Procedures (M&P).  Supplier must submit a change request and receive prior written approval from AT&T to deviate from the approved M&P.

5.2   Exclusions

No remedies for any error, failure or delay of Supplier shall be deemed to occur to the extent resulting from the following (collectively “Exclusions”)

1.              Any failure, error or delay resulting from volume in a given interval exceeds the volume in Locked Forecast for such Contact to transaction type that interval by more than ****, except in the case of the ASP Solution Platform Availability SLA for which the threshold shall be **** of the **** volume of Customer Orders processed by such Channel during the rolling period of the ****.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

26

CONFIDENTIAL TREATMENT REQUESTED

2.              An error, delay or failure of any AT&T network, application or system or service provided by or obtained from AT&T for use in supporting the Services;

3.              Defects where normal intervals for ASP Solution testing of a release were not available as a result of accelerated timelines requested by AT&T;

4.              Any incorrect or missing data provided by AT&T, its agents or its Customers;

5.              An error, delay or failure resulting from acting on the instruction of AT&T or an event outside the reasonable control of Supplier or as a result of any other exclusion set forth in the Order or Agreement

6.              Any failure by AT&T to meet its obligations under this Order or the Agreement;

7.              Any error, delay or failure in the ASP solution that is not a result of a Defect

Notwithstanding the existence of an Exclusion, Supplier shall nevertheless use commercially reasonable efforts to continue to meet Service Levels under this Order during the existence of an Exclusion.  Transactions or Customer Orders that failed to meet a performance metric as a result of the existence of an Exclusion shall be excluded from calculations in determining the credits or bonus.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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CONFIDENTIAL TREATMENT REQUESTED

Exhibit R-1 — Operational Reports

Channel	Report Name	Frequency
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

28